UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OFA Group

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders of OFA Group. The meeting will be held on September [   ], 2026, at 2 P.M. Pacific Time (5 P.M. Eastern Time) at 609 Deep Valley Drive, Suite 200, Rolling Hills, California 90274, virtually via live audio webcast on the Internet at http://www.virtualshareholdermeeting.com/OFA2026. On or about [   ], 2026, a full set of proxy materials will be mailed to each shareholder.

Your vote is important. Whether or not you plan to attend the meeting live, we hope you will vote as soon as possible. Please vote by returning your signed proxy card in the envelope provided. If you do attend the meeting and desire to vote during the meeting, you may do so by following the procedures described in the proxy statement even if you have previously voted.

Sincerely,

Larry Wong
Chief Executive Officer

OFA GROUP

609 Deep Valley Drive, Suite 200

Rolling Hills, CA 90274

(800) 418-5160

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [   ], SEPTEMBER [   ], 2026

To the Shareholders of OFA Group:

Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of OFA Group (the “Company”) will be held on September [   ], 2026, at 2 P.M. Pacific Time (5 P.M. Eastern Time) at 609 Deep Valley Drive, Suite 200, Rolling Hills, California 90274, in a virtual meeting format only. You may attend, vote and submit questions during or in advance of the Annual Meeting via the Internet at http://www.virtualshareholdermeeting.com/OFA2026. The principal business of the Annual Meeting is for shareholders to consider and, if thought fit, pass the following resolutions:

1.

To approve, as ordinary resolutions, the re-election of each of Larry Wong, Keith Chong, John Chiang, Andrew Scott, Yan Xu, and Erwin Baquiran Pineda (the “Director Nominees”) to serve as a director on the Company’s board of directors (the “Board”) for a term that expires at the next annual general meeting of the Company (being the 2027 Annual Meeting of Shareholders) (the “Director Election Proposal”).

The full text of each of the resolutions is as follows:

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Larry Wong as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Keith Chong as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect John Chiang as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Andrew Scott as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Erwin Baquiran Pineda as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Yan Xu as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

2.

To approve and ratify, as an ordinary resolution, the appointment of M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 (the “Auditor Ratification Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED AS AN ORDINARY RESOLUTION THAT the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2027, be approved and ratified.

3.

To approve and ratify, as a special resolution, the form of Third Amended and Restated Memorandum and Articles of Association filed with the Registrar of Companies of the Cayman Islands as the memorandum and articles of association of the Company in connection with the 10-for-1 consolidation of the Company’s Class A ordinary shares approved by the Company’s shareholders at the extraordinary general meeting held on May 21, 2026 (the “Third M&AA Ratification Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED AS A SPECIAL RESOLUTION THAT the Third Amended and Restated Memorandum and Articles of Association of the Company in the form as set forth in Annex A to  the proxy statement and as filed with the Registrar of Companies of the Cayman Islands and effective from July 31, 2026, be approved and ratified.

4.	To approve, as an ordinary resolution, a proposal to immediately effect a share consolidation of all of the Company’s authorized but undesignated and unissued shares of a par value of US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Undesignated Shares”) at a ratio of 10-for-1 (the “Undesignated Share Consolidation Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED AS AN ORDINARY RESOLUTION THAT, with immediate effect:

(a)	the authorized but undesignated and unissued shares of par value US$0.001 each of the Company, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Undesignated Shares”) be consolidated by consolidating every 10 Undesignated Shares into one Undesignated Share, with such consolidated Undesignated Shares having the same rights and being subject to the same restrictions (save as to par value) as the existing Undesignated Shares of such class as set out in the Company’s memorandum and articles of association;

(b)	as a result of the Undesignated Share Consolidation, the authorized share capital of the Company be amended from US$320,000 divided into: (i) 10,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (ii) 20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and (iii) 200,000,000 undesignated shares of a par value of US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company, to US$320,000 divided into: (i) 10,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (ii) 20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and (iii) 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company; and

(c)	any one director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to do all such other acts or things necessary or desirable to implement, carry out and give effect to the Undesignated Share Consolidation, if and when deemed advisable by the Board in its sole discretion.

5.

To approve, as an ordinary resolution, subject to and immediately following the Undesignated Share Consolidation being effected, a proposal authorizing an increase of the authorized share capital of the Company (the “Authorized Share Capital Proposal”).

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The full text of the resolution is as follows:

IT IS RESOLVED, AS AN ORDINARY RESOLUTION, that subject to and immediately following the Undesignated Share Consolidation being effected, the authorized share capital of the Company be immediately increased from US$320,000 divided into 10,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company, to US$22,520,000 divided into 250,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 2,000,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Authorized Share Capital Increase”).

6.

To approve, as a special resolution, subject to and immediately following the Authorized Share Capital Increase being effected, the adoption by the Company of amended and restated memorandum and articles of association to reflect the Undesignated Share Consolidation and the Authorized Share Capital Increase (the “Fourth M&AA Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED, AS A SPECIAL RESOLUTION, that, subject to and immediately following the Authorized Capital Increase being effected, the Company adopt amended and restated memorandum and articles of association in the form as set forth in Annex B to the proxy statement in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Undesignated Share Consolidation and the Authorized Share Capital Increase.

7.

To approve, as an ordinary resolution, subject to the approval of the Undesignated Share Consolidation Proposal and the Authorized Share Capital Proposal, a proposal to allow the Board to effect one or more share consolidations of the Company’s authorized, issued and outstanding Class A ordinary shares of a par value of US$0.01 each, and the Company’s authorized but undesignated and unissued shares of a par value of US$0.01 each, at any one time or multiple times during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting, at the exact consolidation ratio and effective time as the Board may determine in its sole discretion, provided always that the accumulated consolidation ratio for all such share consolidation(s) (together, “Share Consolidations”, and each a “Share Consolidation”) shall not be less than 2-for-1 nor greater than 25-for-1, and to authorize the Board to implement each Share Consolidation at its discretion ( “Share Consolidation Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED AS AN ORDINARY RESOLUTION THAT:

(a)	conditional upon the approval of the board of directors of the Company (the “Board”) in its sole discretion, with effect as of the date the Board may determine (the “Effective Date”):

(i)

the authorized, issued, and outstanding Class A ordinary shares of par value US$0.01 each of the Company (the “Class A Ordinary Shares”), and the authorized but undesignated and unissued shares of a par value of US$0.01 each of the Company (the “Undesignated Shares” and together with the Class A Ordinary Shares, the “Shares”) be consolidated at any one time or multiple times during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting, at the exact consolidation ratio and effective time as the Board may determine in its sole discretion, provided always that the accumulated consolidation ratio for all such share consolidation(s) (together, “Share Consolidations”, and each a “Share Consolidation”) shall not be less than 2-for-1 nor greater than 25-for-1, with such consolidated Shares having the same rights and being subject to the same restrictions (save as to par value) as the existing Shares of such class as set out in the Company’s memorandum and articles of association;

	(ii)	no fractional Shares be issued in connection with the Share Consolidation(s) and, in the event that a shareholder would otherwise be entitled to receive a fractional Share upon the Share Consolidation(s), the total number Shares to be received by such shareholder be rounded up to the nearest next whole number of Shares; and

	(iii)	any change to the Company’s authorized share capital in connection with, and as necessary to effect, the Share Consolidation(s) be and is hereby approved, such amendment to be determined by the Board in its sole discretion; and

(b)

any one director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to do all such other acts or things necessary or desirable to implement, carry out and give effect to the Share Consolidation(s), if and when deemed advisable by the Board in its sole discretion.

8.

To approve, as a special resolution, the adoption of amended and restated memorandum and articles of association to reflect the Share Consolidation(s) (the “A&R M&AA Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED, AS A SPECIAL RESOLUTION that subject to and immediately following any and each Share Consolidation being effected, the Company adopt amended and restated memorandum and articles of association in substantially the form as set forth in Annex C to the proxy statement in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect changes to the Company’s authorized share capital as a consequence of each such Share Consolidation.

9.

To approve, as an ordinary resolution, that in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A ordinary shares pursuant to the purchase agreement, dated July 14, 2025, (the “ELOC Purchase Agreement”) with Atsion Opportunity Fund LLC – Series 1 (“Atsion”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Company has the right, but not the obligation, to sell to Atsion up to $100,000,000 of its Class A ordinary shares from time to time over the 36-month term of the ELOC Purchase Agreement (the “ELOC Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED, AS AN ORDINARY RESOLUTION that for the purposes of, and in accordance with, Nasdaq Listing Rule 5635(d), the issuance by the Company of Class A ordinary shares of the Company pursuant to the purchase agreement dated 14 July 2025 (the “ELOC Purchase Agreement”) between the Company and Atsion Opportunity Fund LLC – Series 1 (“Atsion”), under which, upon the terms and subject to the conditions and limitations set out therein, the Company has the right, but not the obligation, to sell to Atsion up to US$100,000,000 in aggregate of the Company’s Class A ordinary shares from time to time over the 36-month term of the ELOC Purchase Agreement, be and is hereby approved.

10.

To approve, as an ordinary resolution, the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”).

The full text of the resolution is as follows:

IT IS RESOLVED, AS AN ORDINARY RESOLUTION to adjourn the Annual Meeting to a later date or dates or sine die, if necessary or desirable, in the opinion of the directors, to permit further solicitation and vote of proxies if, at the time of the Annual Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

11.	To transact such other business as may properly come before the Annual Meeting.

The Board of the Company has fixed the close of business on [   ], 2026 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The share transfer books of the Company will not be closed.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to Be Held on September [   ], 2026

at 2 P.M. Pacific Time (5 P.M. Eastern Time)

virtually via the Internet at http://www.virtualshareholdermeeting.com/OFA2026.

The Proxy Statement is available at www.proxyvote.com

Proxy materials, including the Notice, this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended March 31, 2026, will be first sent to shareholders on or about [   ], 2026.

By order of the Board,

Larry Wong
Chief Executive Officer

THE PROMPT SUBMISSION OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. YOU MAY VOTE BY MAIL, ONLINE OR BY PHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE PROXY CARD OR OTHER INSTRUCTIONS FROM THE HOLDER OF RECORD.

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OFA GROUP

Proxy Statement

2026 Annual Meeting of Shareholders

September [   ], 2026

2 P.M. Pacific Time

GENERAL INFORMATION

Proxies are being solicited by the Board of Directors (the “Board”) of OFA Group, a Cayman Islands exempted company with limited liability (the “Company,” “we,” “us” or “our”), for use in connection with the Annual Meeting of shareholders (the “Annual Meeting”) to be held on September [   ], 2026 and at any adjournment thereof. Only shareholders of record at the close of business on [   ], 2026 will be entitled to vote at the Annual Meeting.

The address of our principal executive office is 609 Deep Valley Drive, Suite 200, Rolling Hills, CA 90274 and our telephone number is (800) 418-5160. The mailing of this proxy statement and a proxy card to shareholders will commence on or about [   ], 2026.

Ordinary Shares Outstanding on Record Date

At the close of business on [   ], 2026 (the “Record Date”), which is the date selected by the Board for determining shareholders entitled to notice of and to vote at the Annual Meeting, there were [   ] Class A ordinary shares of a par value of $0.01 per share (“Class A ordinary shares”) issued and outstanding and entitled to vote, and [   ] Class B ordinary shares of a par value of $0.001 per share (“Class B ordinary shares” and sometimes referred to collectively with the Class A ordinary shares as “ordinary shares”) issued and outstanding and entitled to vote. In respect of matters requiring a vote of all shareholders, each holder of Class A ordinary shares is entitled to one vote per share; and each holder of Class B ordinary shares is entitled to 25 votes per Class B ordinary share. As of the Record Date, our three main shareholders, including our Chief Executive Officer and our Chief Technology Officer, collectively beneficially own approximately [   ]% of our issued and outstanding Class A ordinary shares and 100% of our Class B ordinary shares and are able to exercise approximately [   ]% of the total voting power of our issued and outstanding ordinary shares.

On what matters am I voting?

There are ten matters scheduled for a vote at the Annual Meeting:

1.	To approve, as ordinary resolutions, the re-election of each of Larry Wong, Keith Chong, John Chiang, Andrew Scott, Yan Xu, and Erwin Baquiran Pineda (the “Director Nominees”) to serve as a director on the Company’s Board for a term that expires at the next annual general meeting of the Company (being the 2027 Annual Meeting of Shareholders) (the “Director Election Proposal”);
2.	To approve and ratify, as an ordinary resolution, the appointment by the M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 (the “Auditor Ratification Proposal”);
3.	To approve and ratify, as a special resolution, the form of Third Amended and Restated Memorandum and Articles of Association filed with the Registrar of Companies of the Cayman Islands as the memorandum and articles of association of the Company in connection with the 10-for-1 consolidation of the Company’s Class A ordinary shares approved by the Company’s shareholders at the extraordinary general meeting held on May 21, 2026 (the “Third M&AA Ratification Proposal”);
4.	To approve, as an ordinary resolution, a proposal to immediately effect a share consolidation of all of the Company’s authorized but undesignated and unissued shares of a par value of US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Undesignated Shares”) at a ratio of 10-for-1 (the “Undesignated Share Consolidation Proposal”).
5.

To approve, as an ordinary resolution, subject to and immediately following the Undesignated Share Consolidation being effected, a proposal authorizing an increase of the authorized share capital of the Company from US$320,000 divided into 10,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 20,000,000 undesignated shared of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company, to US$22,520,000 divided into 250,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 2,000,000,000 undesignated shared of a par value of US$0.01 each, of such class or classes (the “Authorized Share Capital Proposal”);

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6.	To approve, as a special resolution, subject to and immediately following the Authorized Share Capital Increase being effected, the adoption of amended and restated memorandum and articles of association to reflect the Undesignated Share Consolidation and the Authorized Share Capital Increase (the “Fourth M&AA Proposal”);
7.	To approve, as an ordinary resolution, subject to the approval of the Undesignated Share Consolidation Proposal and the Authorized Share Capital Proposal, a proposal to allow the Board to effect one or more share consolidations of the Company’s authorized, issued and outstanding Class A ordinary shares of a par value of US$0.01 each, and the Company’s authorized but undesignated and unissued shares of a par value of US$0.01 each, at any one time or multiple times during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting, at the exact consolidation ratio and effective time as the Board may determine in its sole discretion, provided always that the accumulated consolidation ratio for all such share consolidation(s) (together, “Share Consolidations”, and each a “Share Consolidation”) shall not be less than 2-for-1 nor greater than 25-for-1, and to authorize the Board to implement each Share Consolidation at its discretion ( “Share Consolidation Proposal”);
8.	To approve, as a special resolution, the adoption of amended and restated memorandum and articles of association to reflect the Share Consolidation(s) (the “A&R M&AA Proposal”);
9.

To approve, as an ordinary resolution, that in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A ordinary shares pursuant to the purchase agreement, dated July 14, 2025, (the “ELOC Purchase Agreement”) with Atsion Opportunity Fund LLC – Series 1 (“Atsion”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Company has the right, but not the obligation, to sell to Atsion up to $100,000,000 of its Class A ordinary shares from time to time over the 36-month term of the ELOC Purchase Agreement (the “ELOC Proposal”);

10.	To approve, as an ordinary resolution, the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”); and
11.	To transact such other business as may properly come before the Annual Meeting.

The Board recommends that shareholders vote “For” each of the Director Nominee, the Auditor Ratification Proposal, the Third M&AA Ratification Proposal, the Undesignated Share Consolidation Proposal, the Authorized Share Capital Proposal, the Fourth M&AA Proposal, the Share Consolidation Proposal, the A&R M&AA Proposal, the ELOC Proposal, and the Adjournment Proposal.

How many votes are needed to approve each proposal?

1.	Director Election Proposal – For each director re-election resolution, the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
2.	Auditor Ratification Proposal - The affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting .
3.	Third M&AA Ratification Proposal - The affirmative vote of the holders of at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
4.	Undesignated Share Consolidation Proposal - The affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
5.	Authorized Share Capital Proposal - The affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

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6.	Fourth M&AA Proposal - The affirmative vote of the holders of at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
7.	Share Consolidation Proposal - The affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
8.	A&R M&AA Proposal - The affirmative vote of the holders of at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
9.	ELOC Proposal - The affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
10.	Adjournment Proposal - The affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum is present if shareholders holding at least one-third of the issued and outstanding ordinary shares carrying the right to vote at the Annual Meeting are present at the Annual Meeting in person or represented by proxy. As of the Record Date, there were [   ] Class A ordinary shares and [   ] Class B ordinary shares issued and outstanding and entitled to vote. Thus, the holders of [   ] ordinary shares must be present in person or represented by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) by mail, by phone or online or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Board.

What are broker non-votes and are abstentions and broker non-votes counted as votes cast?

Abstentions: Under the laws of the Cayman Islands, abstentions are counted as shares present and entitled to vote at the Annual Meeting but are not counted as votes cast. Unless put to the Annual Meeting as a special resolution, matters shall be decided by a simple majority of votes cast by such members (or shareholders) who, being entitled to do so, vote in person or by proxy at such meeting. Voting at any shareholders’ meeting is by way of a poll.

Broker Non-Votes: A “broker non-vote” occurs when a broker, bank, or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank, or other nominee voting instructions and the broker, bank, or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” for brokers. The “non-routine” matters on the agenda for the Annual Meeting include Proposal 1: Director Election Proposal, Proposal 3: Third M&AA Ratification Proposal, Proposal 4: Undesignated Share Consolidation Proposal, Proposal 5: Authorized Share Capital Proposal, Proposal 6: Fourth M&AA Proposal; Proposal 7: Share Consolidation Proposal, Proposal 8: A&R M&AA Proposal, and Proposal 9: ELOC Proposal.

If you as the beneficial owner do not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Auditor Ratification Proposal is generally considered to be “routine” and brokers, banks or other nominees generally have discretionary voting power with respect to such proposals, however, not all brokers and nominees may choose to exercise that discretion. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

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The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and, if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Voting Options	Board Recommendation	Effect of Abstention	Impact of Broker Non-Vote
1. Director Election Proposal	For, Against, Abstain	FOR	No effect	No effect
2. Auditor Ratification Proposal	For, Against, Abstain	FOR	No effect	Not applicable(1)
3. Third M&AA Ratification Proposal	For, Against, Abstain	FOR	No effect	No effect
4. Undesignated Share Consolidation Proposal	For, Against, Abstain	FOR	No effect	No effect
5.Authorized Share Capital Proposal	For, Against, Abstain	FOR	No effect	No effect
6. Fourth M&AA Proposal	For, Against, Abstain	FOR	No effect	No effect
7. Share Consolidation Proposal	For, Against, Abstain	FOR	No effect	No effect
8. A&R M&AA Proposal	For, Against, Abstain	FOR	No effect	No effect
9. ELOC Proposal	For, Against, Abstain	FOR	No effect	No effect
10. Adjournment Proposal	For, Against, Abstain	FOR	No effect	No effect

(1) Auditor Ratification Proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies. In addition to solicitation by the use of the mails, certain of our directors, officers and employees may solicit proxies by telephone, email or personal contact, and we have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our shares and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

What do I need to do to attend the Annual Meeting online?

We will be hosting our Annual Meeting via live audio webcast only. If you are a shareholder as of the Record Date and wish to virtually attend the Annual Meeting, you will need the 12-digit control number, which is located on the Notice or on your proxy card (if you receive a printed copy of the proxy materials). Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com. The webcast will start at 2 P.M. Pacific Time (5 P.M. Easter Time), Eastern on September [   ], 2026. Shareholders may vote and ask questions while attending the Annual Meeting online.

Use of cameras and recording devices is prohibited while virtually attending the live audio webcast.

I share an address with another shareholder and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the Securities and Exchange Commission (the “SEC”) has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, the Proxy Statement and the Annual Report to any shareholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

OFA Group

609 Deep Valley Drive, Suite 200

Rolling Hills, CA 90274

Attention: Chief Executive Officer

Telephone: (800) 418-5160

Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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How can I get help if I have trouble checking in or listening to the Annual Meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

How to Vote?

We encourage you to vote promptly. Your methods of voting may differ depending on whether you are a “street name” or a “shareholder of record.”

If your shares are held in the name of a stockbroker, bank, trust or other nominee as a custodian, and this proxy statement was forwarded to you by that organization, then you are a “street name” holder and you must instruct your nominee as to your voting preferences. Please contact your nominee/custodian to do so. Because a beneficial owner is not the shareholder of record, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

If you hold your shares directly, then you are a “shareholder of record” and you may vote your shares in advance of the Annual Meeting using the mail method described on your proxy card or other voting instructions from the holder of record, including:

By Mail

If you are a holder of record and received a paper copy of the proxy card by mail, you can vote by marking, dating, and signing your proxy card and returning it by mail in the envelope provided. If you hold your shares in street name, you can vote by completing and mailing the voting instruction form.

During the Annual Meeting

All shareholders of record as of the record date may vote on the Internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.proxyvote.com.

How can I revoke my proxy?

You can revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our corporate secretary at our executive offices before the Annual Meeting, or at the Annual Meeting, (2) submit a timely later-dated proxy (or voting instruction form if you hold shares in street name) or (3) vote at the Annual Meeting.

What is included in these materials?

These materials include the notice, this Proxy Statement, a proxy card, and our Annual Report on Form 10-K for the year ended March 31, 2026 (the “Annual Report).

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that the Company expects to file within four business days after the Annual Meeting. If final voting results are not available to the Company in time to file a Form 8-K within four business days after the Annual Meeting, it intends to file a Form 8-K to publish preliminary results and, within four business days after the final results are known, file an additional Form 8-K to publish the final results.

Do I have appraisal rights?

Our shareholders do not have appraisal rights under Cayman Island laws or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the Director Election Proposal, the Auditor Ratification Proposal, Third M&AA Ratification Proposal, Undesignated Share Consolidation Proposal, Authorized Share Capital Proposal, Fourth M&AA Proposal, Share Consolidation Proposal, A&R M&AA Proposal, and ELOC Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes and any broker non-votes and abstentions for each of the proposals. For each proposal, except the Auditor Ratification Proposal, broker non-votes will have no effect and will not be counted toward the vote total.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be held on September [   ], 2026

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MANAGEMENT

The following table sets forth information regarding our executive officers and directors as of the date of this Proxy Statement. Unless otherwise stated, the business address for our directors and executive officers is that of our principal executive offices at Unit B, 16/F, Easy Tower, 609 Tai Nan West Street, Cheung Sha Wan, Hong Kong.

Name	Age	Position with our Company
Larry Wong	49	Chief Executive Officer, Director
Keith Chong	52	Chief Technology Officer, Director
Thomas M Gaffney	37	Chief Operations Officer
Ernest Yeung	52	Chief Financial Officer
John Chiang	64	Director
Andrew Scott	58	Director
Erwin Baquiran Pineda	61	Director
Yan Xu	39	Director

Li Hsien “Larry” Wong is a co-founder of the Company and has served as the Chief Executive Officer of our operating subsidiary since 2013. With over 20 years in the industry, Mr. Wong has successfully completed hundreds of diverse architectural designs. His projects range from residential to commercial and public spaces, with a specialization in creating innovative, sustainable solutions that address contemporary challenges while setting new standards for architectural practice. From 2012 to 2013, Mr. Wong served as Design Director at Mold Architecture Limited. From 2010 to 2012, he served as Design Director at GHLW Architects Limited. From 2008 to 2010, he served as Associate at Index Architecture Limited. Beyond his professional achievements, Mr. Wong is also a mentor and advocate for the next generation of architects. He actively participates in industry events, sharing his knowledge and inspiring others to pursue innovation in their work. Mr. Wong received his bachelor’s degree in architecture from University of Southern California in 2003. We believe he is well qualified to serve on our board due to his extensive architect design background.

Wai Wong “Keith” Chong is a co-founder of the Company and has served as the Chief Technology Officer of our operating subsidiary since 2013. With over two decades of experience, Mr. Chong is a seasoned project architect and director, known for his exceptional skill in transforming blueprints into tangible realities. He has steered hundreds of projects from the drawing board to their completion, showcasing his proficiency in managing complex architectural endeavors. From 2006 to 2008, Mr. Chong served as Architectural Administrator at Wong Tung & Partners Ltd. From 2008 to 2013, he served as Project Manager at Sun Hung Kai Properties. Mr. Chong holds a bachelor’s degree in architecture from University of Southern California in 2003. We believe he is well qualified to serve on our board due to his extensive architect design background.

Thomas Gaffney has served as Chief Operating Officer of the Company since March 2024. Mr. Gaffney is a corporate and securities attorney with over nine years of experience representing and advising technology startups throughout their growth journey, from seed stage through IPO or strategic acquisition, with expertise encompassing venture capital financing, equity structuring, capital markets, digital assets, and real-world asset tokenization. At the Company, he oversees corporate and securities matters, the Company’s Hearth RWA tokenization platform, and operational oversight of the Company’s AI-powered architectural design tools. Mr. Gaffney owns minority membership interests in Greentree Global Advisors LLC and served as its Managing Member from March 2024 to September 2024. He has been serving as the founder and principal of Conduit Advisors, an advisory firm providing corporate, securities, and digital asset counsel, since December 2024. Since November 2025, Mr. Gaffney serves as a director and chair of the Compensation Committee of 1776 Acquisition Corp, a special purpose acquisition company. Mr. Gaffney holds a bachelor’s degree in political science from the Pennsylvania State University and a Juris Doctor from the Wake Forest University School of Law. He is a member of the State Bar of California.

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Ernest Yeung has served as our Chief Financial Officer since July 2025. Mr. Yeung is the founder of Pasadena Advisory Company Limited, a consulting firm specializing in IPO preparation and M&A advisory, since April 2024. Mr. Yeung has also been serving as the Portfolio CFO of CFO Centre Group, a consulting firm that provides part-time CFO service, since January 2022. From July 2019 to January 2022, Mr. Yeung served as Country Head, Hong Kong of Boardroom Corporate Services (Hong Kong) Ltd., a corporate secretarial, accounting, payroll and consulting firm. From September 2016 to November 2018, Mr. Yeung served as Regional CFO, Asia of Flight Centre Travel Group Asia, a travel management company. Mr. Yeung is a member of the American Institute of Certified Public Accountants (AICPA) and a finance professional with over 20 years of experience in financial reporting, audit oversight, budgeting, M&A due diligence, internal controls implementation, and regulatory compliance. Mr. Yeung holds a Bachelor of Science in accounting from University of Southern California.

John Chiang has served as our director since May 2025. Mr. Chiang has served on the boards of directors of Astrana Health, Inc. (Nasdaq: ASTH) (formerly Apollo Medical Holdings, Inc.) since January 2019, Pasadena Private Lending, LLC since December 2023 (after serving on its advisory board since February 2019), ChimeTV since June 2023, GrubMarket since February 2024, Century Housing since February 2024, and Foxx Development Holdings Inc. since November 2024. He also serves on the advisory boards of Adept Urban since January 2021 and AlphaX RE Capital since February 2024. Mr. Chiang previously served as a director of Boom Interactive (May 2023 to March 2025), Chijet Motor Company, Inc. (June 2023 to May 2024), Deep Medicine Acquisition Corp. (now TruGolf Holdings, Inc.) (October 2022 to January 2024), and Zeuss Technologies, Inc. (January 2019 to March 2021), and on the advisory board of Calyx Peak Companies (February 2019 to December 2022). He also served as a Fellow at the University of Southern California Center for the Political Future during the fall of 2020. Mr. Chiang served as California State Treasurer from 2015 to 2019, California State Controller from 2007 to 2015, and as a member of the California State Board of Equalization from 1999 to 2006. He began his career as a tax law specialist with the Internal Revenue Service and later served as an attorney for then-California State Controller Gray Davis and on the staff of U.S. Senator Barbara Boxer. Mr. Chiang graduated with honors with a Bachelor of Science in Finance from the University of South Florida and received his Juris Doctor from Georgetown University Law Center. Mr. Chiang is well qualified to serve as a director due to his extensive finance, tax, legal, public service, and corporate governance experience.

Andrew Scott has served as our director since May 2025. Since August 2024, Mr. Scott has served as the President of Associated Underwater Services, a private diversified marine construction and inspection company. Prior to that, Mr. Scott spent approximately 30 years as an investment banker. From October 2017 to December 2023, he served as a managing director at ThinkEquity LLC, focusing on initial public offering, secondaries and up listings. From January 2014 to October 2017, he served as vice president at Fortress Biosciences, Inc. focusing on business development. From December 2010 to January 2014, he served as vice president at Citius Pharmaceuticals, responsible for raising capital. Prior to that, Mr. Scott worked at Maxim Group as an investment banker from November 2001 to December 2010. Mr. Scott holds a bachelor’s degree in accounting from Rice University. Mr. Scott is well qualified to serve as a director due to his experience in investment banking and capital markets.

Erwin Baquiran Pineda has served as our director since April 2026. Mr. Pineda is a real estate executive, entrepreneur, and community leader with a strong track record of scaling organizations, building high-performing teams, and driving strategic growth. Since 2020, Mr. Pineda has been serving as the Chief Executive Officer and Co-Founder of Coldwell Banker Exclusive, a real estate brokerage firm. From 2020 to 2025, Mr. Pineda served as a member of the board of directors of Asian Business Association a non-profit organization dedicated to empowering Asian American entrepreneurs through advocacy, networking opportunities, and business development resources. Between 2016 to 2024 he served as the member of the board of Center for the Pacific Asian Family a non-profit organization that provides multi-lingual and multi-cultural services to address domestic violence and sexual assault within the Asian and Pacific Islander communities. From 2000 to 2020, Mr. Pineda served as a member of the board for Pacific Real Estate Properties a real estate brokerage firm. Mr. Pineda has a Bachelor of Science degree in electrical engineering from University of California, Los Angeles. We believe he is well qualified to serve on our board due to his more than two decades of executive and board-level experience in the real estate industry, his experience co-founding and leading a brokerage firm as chief executive officer, and his service on the boards of multiple non-profit organizations, which provides our board with perspective on organizational oversight, strategic growth and stakeholder engagement. .

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Yan Xu, has served as our director since August 2026. Mr. Xu is an accomplished investment professional with more than 15 years of experience spanning traditional finance, digital assets, investment management, and legal and financial analysis. Since 2017, Mr. Xu has been serving as founder of Vega Ventures, a cryptocurrency-focused investment firm specializing in blockchain and digital asset investments. From 2012 to 2017 Mr. Xu worked as an independent investment specialist focused on the traditional internet sector, where he conducted comprehensive investment research, evaluated business models, assessed market competitiveness, and provided data-driven investment recommendations across a broad range of technology companies. Mr. Xu has a Bachelor of Science degree in in law and financial management from Tianjin University of Science and Technology. We believe he is well qualified to serve on our board due to his experience founding and leading a digital asset investment firm, his background in investment research and analysis across technology and internet companies, and his knowledge of blockchain and digital asset markets, which we believe is directly relevant to our digital asset treasury strategy and our real-world asset tokenization business.

Board Matters and Corporate Governance

Family Relationships

There are no other family relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executives has, during the past ten years, been involved in any legal proceedings in subscription (f) of Item 401 of Regulation S-K.

Board Practices

Our Board consists of five directors. We have established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee under the Board and adopted a charter for each of the three committees. Each of the committees of our Board has the composition and responsibilities described below. We also adopted an Executive Compensation Clawback Policy, for which our Compensation Committee’s decisions will be final, conclusive, and binding on all of our executive officers.

Audit Committee

Messrs. John Chiang, Yan Xu, Andrew Scott and Erwin Baquiran Pineda serve as members of our Audit Committee with Andrew Scott serving as the chairman of the Audit Committee. Each of our Audit Committee members satisfies the “independence” requirements of the Nasdaq Stock Market LLC (“Nasdaq”) listing rules and meet the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board have determined that Erwin Baquiran Pineda possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC. Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee will perform several functions, including:

●	evaluating the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

●	approving the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

●	monitoring the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	reviewing the financial statements to be included in our annual report on Form 10-K and quarterly reports under Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

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●	overseeing all aspects of our systems of internal accounting control and corporate governance functions on behalf of the board;

●	reviewing and approving in advance any proposed related-party transactions and report to the full Board on any approved transactions; and

●	providing oversight assistance in connection with legal, ethical and risk management compliance programs established by management and our Board, including Sarbanes-Oxley Act implementation, and makes recommendations to our Board regarding corporate governance issues and policy decisions.

Compensation Committee

Messrs. John Chiang, Yan Xu, Erwin Baquiran Pineda and Andrew Scott serve as members of our Compensation Committee with Andrew Scott serving as the chairman of the Compensation Committee. Each of our Compensation Committee members satisfies the “independence” requirements of the Nasdaq listing rules. Our Compensation Committee is responsible for overseeing and making recommendations to our board of our directors regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

We have adopted an Executive Compensation Clawback Policy. For further information please see “Board Matters and Corporate Governance - Clawback Policy”

Nominating and Corporate Governance Committee

Messrs. John Chiang, Yan Xu, Erwin Baquiran Pineda and Andrew Scott serve as members of our Nominating and Corporate Governance Committee, with Andrew Scott serving as the chairman of the Nominating and Corporate Governance Committee. Each of our Nominating and Corporate Governance Committee members satisfies the “independence” requirements of the Nasdaq listing rules. Our Nominating and Corporate Governance Committee is responsible for identifying and proposing new potential director nominees to the Board for consideration and reviewing our corporate governance policies.

Board Oversight of Cybersecurity Risks

The management of the operation and the business affairs of a Cayman Islands company lies within the power of its Board. Directors of companies incorporated under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”) are subject to both statutory obligations under the Companies Act as well as fiduciary duties under the common law to the extent applicable to Cayman Islands companies. In addition to the statutory duties which include duties such as reporting obligations, the maintenance of internal company registers, accounting requirements, etc., directors of Cayman Islands companies owe fiduciary duties including the duty to act in good faith and in the best interests of the company as well as a duty to act with care, skill and diligence under English common law principles. Maintaining sufficient protection against the increasing risks associated with cybercrime is one of the key challenges to the commercial world and, the overseeing of cybersecurity risks falls within the duties of the Company’s Board, including its independent directors. The directors oversee cybersecurity risks as of the date of this Proxy Statement.

Our Board plays an active role in monitoring cybersecurity risks and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on our operations. In addition to regular reports from each of the board’s committees, the board receives regular reports from our management on material cybersecurity risks and the degree of our exposure to those risks. While the board oversees our cybersecurity risk management, management is responsible for day-to-day risk management processes. Management also works with third party service providers, i.e. software companies who provide software and antivirus supports to the Company to ensure appropriate controls are in place and to regularly monitor network activities. We believe this division of responsibilities is the most effective approach for addressing our cybersecurity risks and that our board leadership structure supports this approach.

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Duties of Directors

Under Cayman Islands law, the directors owe certain statutory duties under the Companies Act, common law duties and fiduciary duties to our company. Under common law, our directors have a duty to exercise the care, diligence and skills that a reasonably prudent person would exercise in comparable circumstances. The fiduciary duties which our directors owe to our company are summarized as follows:

(i)	duty to act bona fide in what the director believes to be in the best interests of the company as a whole;

(ii)	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)	directors should not properly fetter the discretion to act in the best interest of the Company; and

(iv)	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience which that director has.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity with respect to the above-listed criteria. We cannot assure you that any of the afore-mentioned conflicts will be resolved in our favor. Furthermore, each of our officers and directors has pre-existing fiduciary obligations to other businesses of which they are officers or directors.

Our company has the right to seek damages if a duty owed by our directors is breached. A shareholder may in certain limited exceptional circumstances have the right to seek damages in our name if a duty owed by our directors is breached.

Director Independence

Our Board has reviewed the independence of our directors, applying the Nasdaq independence standards. Based on this review, the Board determined that each John Chiang, Andrew Scott and Erwin Baquiran Pineda are “independent” within the meaning of Item 7(d)(3)(iv)(B) of Schedule 14A under the Exchange Act, as amended, and as defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board deemed relevant in determining their independence.

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Terms of Directors

An appointment of a director may be on terms that such director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent Annual meeting or upon any specified event or after any specified period in a written agreement between us and the director, if any; but no such term shall be implied in the absence of express provision. Each director whose term of office expires shall be eligible for re-election at a meeting of the shareholders or re-appointment by the Board. The office of a director will be vacated automatically if, among other things, the directors resigns in writing, becomes bankrupt or makes any arrangement or composition with his/her creditors generally or is found to be or becomes of unsound mind.

Code of Ethics

OFA has a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on OFA’s website.

Compensation Committee Interlocks and Insider Participation

None of OFA’s executive officers currently serves, or has served during the last year, as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of the Board.

Insider Trading Policy

On May 15, 2025, (the “Policy”), which applies to all officers, directors, and employees of us and our subsidiary. The Policy provides guidelines to employees, officers and directors of us and our subsidiaries with respect to transactions in our securities and the procedures set forth therein is intended to help prevent insider trading and to assist the employees, officers and directors of us and our subsidiaries in complying with their obligations under the federal securities laws.

Attendance

There were four (4) meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2026. Each of our directors attended all of the meetings of the Board held during fiscal year 2026, while such director was a member of the Board.

There were four (4) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2026. Each of the committee members attended all of the meetings of the Audit Committee held during fiscal year 2026 while such committee member served on the Audit Committee.

There was one (1) meeting, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2026. Each of the committee members attended such meeting of the Compensation Committee held during fiscal year 2026.

There were two (2) meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during fiscal year 2026. Each of the committee members attended such meetings of the Nominating and Corporate Governance Committee held during fiscal year 2026.

Director Attendance at Annual Meeting of Shareholders

We do not have a formal policy regarding the attendance of our board members at our annual meetings of shareholders, but we expect all directors to make every effort to attend any meeting of shareholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the Board or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board or our compensation committee. None of the members of our compensation committee is, or has ever been, an officer or employee of our company.

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Clawback Policy

In accordance with SEC and Nasdaq requirements, we have adopted an Executive Compensation Clawback Policy. The recovery of incentive-based compensation from an executive officer as provided for in this policy shall apply only in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of Company with any financial reporting requirement under the United States securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error was corrected in the current period or left uncorrected in the current period. Our Compensation Committee’s decisions with respect to this policy shall be final, conclusive, and binding on all of our executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent shareholders to file initial reports of ownership and reports of changes in ownership of our Ordinary Shares with the Commission. Directors, executive officers and ten percent shareholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended March 31, 2026, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except the Form 3 for Ernest Yeung, Andrew Scott, Yan Xu and Erwin Baquiran Pineda and Form 4 for Larry Wong.

Communications with the Board

Any shareholder or any other interested party who desires to communicate with our Board, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Chief Executive Officer, OFA Group, 609 Deep Valley Drive, Suite 200, Rolling Hills, CA 90274. The Chief Executive Officer will forward the communication to the appropriate director or directors as appropriate.

10b5-1 Plan

During the quarter ended March 31, 2026, none of our directors or officers adopted or terminated any contract, instruction or written plan for the purchase or sale of our securities to satisfy the affirmative defense conditions of “Rule 10b5-1 trading arrangement” or any “non-Rule 10b5-1 trading arrangement”.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of the named executive officers for the years ended March 31, 2025 and 2026:

Summary Compensation Table

Name and Principal Position	Calendar Year	Salary or Consulting $	Bonus $	Stock Awards $	Other Payments $	Option Awards $		Total

Larry Wong(Chief Executive Officer, Director)	2025	$36,815	-	-	-		$-	$36,815
Larry Wong(Chief Executive Officer, Director)	2026	$240,000	-	483,966	-		$-	$723,966

Thomas Gaffney (Chief Operating Officer)	2025	$87,212	-	-		$		$87,212
Thomas Gaffney (Chief Operating Officer)	2026	$180,000	-			$		180,000

Ernest Yeung (Chief Financial Officer)	2025	$40,242				$		40,242
Ernest Yeung (Chief Financial Officer)	2026	$80,000				$		80,000

Keith Chong(Chief Technology Officer, Director)	2025	$36,815	-	-	-		$-	$36,815
Keith Chong(Chief Technology Officer, Director)	2026	$91,872	-	-	90,173		$-	$214,752

Executive Employment Agreements

Thomas Gaffney

The Company (or one of its subsidiaries) has entered into an Executive Employment Agreement, dated May 16, 2025 (the “COO Agreement”) with Mr. Thomas Gaffney, the Company’s Chief Operating Officer, effective as of May 21, 2025. With initial term of two years, the COO Agreement term automatically renews for successive one-year terms as of the commencement date unless prior written notice by either party within thirty days prior to end of the current term. The COO Agreement provides for termination of employment and severance benefits under stated conditions and restrictive covenants. The COO Agreement provides an annual base salary of $120,000. The COO Agreement provides for an initial equity grant of 50,000 ordinary shares, along with an annual equity awards with a target value of approximately 50,000 ordinary shares subject to Mr. Gaffney’s continued employment with the Company. The parties amended the COO Agreement to increase the annual base salary to $180,000 payable in twelve equal monthly installments, effective September 8, 2025.

Ernest Yeung

The Company (or one of its subsidiaries) has entered into an Executive Employment Agreement, dated July 9, 2025 (the “CFO Agreement”) with Mr. Ernest Yeung, the Company’s Chief Financial Officer, effective as of July 15, 2025. With initial term of two years, the CFO Agreement term automatically renews for successive one-year terms as of the commencement date unless prior written notice by either party within thirty days prior to end of the current term. The CFO Agreement provides for termination of employment and severance benefits under stated conditions and restrictive covenants. The CFO Agreement provides an annual base salary of $85,000. The CFO Agreement provides for an initial equity grant of 30,000 ordinary shares, along with an annual equity awards with a target value of approximately 30,000 ordinary shares subject to Mr. Yeung’s continued employment with the Company.

Wai Wong (Keith) Chong

The Company (or one of its subsidiaries) has entered into an Executive Employment Agreement, dated June 6, 2025 (the “CTO Agreement”) with Mr. Wai Wong Chong, the Company’s Chief Technology Officer, effective as of May 21, 2025. With initial term of two years, the CTO Agreement term automatically renews for successive one-year terms as of the commencement date unless prior written notice by either party within thirty days prior to end of the current term. The CTO Agreement provides for termination of employment and severance benefits under stated conditions and restrictive covenants. The CTO Agreement provides an annual base salary of $240,000. The CTO Agreement provides for an initial equity grant of 100,000 ordinary shares, followed with receive annual equity awards with a target value of approximately 100,000 ordinary shares subject to Mr. Chong’s continued employment with the Company.

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Li Hsien (Larry) Wong

The Company (or one of its subsidiaries) has entered into an Executive Employment Agreement, dated June 6, 2025 (the “CEO Agreement”) with Mr. Li Hsien Wong, the Company’s Chief Executive Officer, effective as of May 21, 2025. With initial term of two years, the CEO Agreement term automatically renews for successive one-year terms as of the commencement date unless prior written notice by either party within thirty days prior to end of the current term. The CEO Agreement provides for termination of employment and severance benefits under stated conditions and restrictive covenants. The CEO Agreement provides an annual base salary of $240,000. The CEO Agreement provides for an initial equity grant of 100,000 ordinary shares, followed with receive annual equity awards with a target value of approximately 100,000 ordinary shares subject to Mr. Wong’s continued employment with the Company.

Compensation of Directors

The following table sets forth compensation we paid to our directors during the year ended March 31, 2026 (excluding compensation under the Summary Compensation table above).

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Name	($)	($)	($)	($)	($)
Andrew Scott (Director)	$10,000	-	$-	-	$10,000

Outstanding Equity Awards at Fiscal Year-End

The following table discloses information regarding outstanding equity awards granted or accrued as of March 31, 2026, for our named executive officers.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock (#) that Vested	Market value of Shares or Units of Stock (#) that have not Vested
Larry Wong	-	-	-	N/A	124,451	49,334

Clawback Policy

In accordance with SEC and Nasdaq requirements, we have adopted an Executive Compensation Clawback Policy. The recovery of incentive-based compensation from an executive officer as provided for in this policy shall apply only in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of Company with any financial reporting requirement under the United States securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error was corrected in the current period or left uncorrected in the current period. Our Compensation Committee’s decisions with respect to this policy shall be final, conclusive, and binding on all of our executive officers.

14

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our Class A ordinary shares and Class B ordinary shares as of the Record Date, with regard to (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our Class A ordinary shares and Class B ordinary shares; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

The percentage of beneficial ownership is based on 6,453,481 Class A ordinary shares issued and outstanding and 20,000,000 Class B ordinary shares issued and outstanding as of September 11, 2026.

In accordance with SEC rules, ordinary shares which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated and subject to community property laws and similar laws, except as otherwise indicated below, OFA believes that all parties named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

None of our shareholders has informed us that it is affiliated with a registered broker-dealer or is in the business of underwriting securities. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares	Percentage Ownership of Outstanding Class A Ordinary Shares(2)	Class B Ordinary Shares	Percentage Ownership of Outstanding Class B Ordinary Shares(3)	Percentage of Total Voting Power
5% or Greater Shareholders (Other Than Executive Officers and Directors):
FNHK Inc. (4)	164,944	2.56%	6,666,667	33.33%	32.94%
CP COWORK LIMITED (5)	164,944	2.56%	6,666,666	33.33%	32.94%
R-OPUS Inc. (6)	441,222	6.84%	6,666,667	33.33%	33%
Greentree Financial Group Inc. (7)	678,833	9.99%	-	-	* %
TriCore Foundation, LLC (8)	961,987	14.91%	-	-	* %
Executive Officers and Directors
Larry Wong (4)(8)	1,126,931	17.46%	6,666,667	33.33%	33.13%
Keith Chong (5)	164,944	2.56%	6,666,666	33.33%	32.94%
John Chiang	-	-	-	-	-
Andrew Scott	-	-	-	-	-
Erwin Baquiran Pineda	-	-	-	-	-
Thomas Gaffney	375	*	-	-	-
Ernest Yeung	-	-	-	-	-
Yan Xu	-	-	-	-	-
All directors and executive officers as a group (eight individuals)	1,292,250	20.02%	13,333,333	66.667%	66.07%

*	Less than 1%.

(1)	Except as otherwise indicated below, the business address of our directors and executive officers is Unit B, 16/F, Easy Tower, 609 Tai Nan West Street, Cheung Sha Wan, Hong Kong.

(2)	Except as otherwise indicated, based on 6,453,481 Class A ordinary shares issued and outstanding as of the September 11, 2026.

(3)	Based on 20,000,000 Class B ordinary shares issued and outstanding as of the date of this Record Date.

(4)	Represents 164,944 Class A ordinary shares and 6,666,667 Class B ordinary shares held by FNHK Inc., a U.S. corporation. Larry Wong, our Chief Executive Officer and director, exercises voting and dispositive power over the securities held by FNHK Inc. The address of FNHK Inc. is 609 Deep Valley Dr., Suite 223, Rolling Hills, CA 90274.

(5)	Represents 164,944 Class A ordinary shares and 6,666,666 Class B ordinary shares held by CP COWORK LIMITED, a HK incorporated company. Keith Chong, our Chief Technology Officer and director, exercises voting and dispositive power over the securities held by CP COWORK LIMITED. The business address of CP COWORK LIMITED is Unit B, 16/F, Easy Tower, 609 Tai Nan West Street, Cheung Sha Wan, Hong Kong and its registered office is at 11/F, Daily House, 35-37 Haiphong Road, Tsim Sha Tsui, Kowloon, Hong Kong.

(6)	Represents 441,222 Class A ordinary shares and 6,666,667 Class B ordinary shares held by R-OPUS, Inc., a US corporation. Weiyi C. Yu exercises voting and dispositive power over the securities held by R-OPUS, Inc. The address of R-OPUS, Inc. is 9854 National Blvd. Suite 1257, Los Angeles, CA 90034.

(7)	Represents 337,185 Class A ordinary shares held by Greentree Financial Group, Inc. and 341,648 issuable upon conversion of 431 the Preferred Shares. The Preferred Shares are subject to a beneficial ownership limitation prohibiting conversion to the extent such conversion would result in the holder beneficially owning more than 9.99% of our outstanding Class A ordinary shares. For purposes of calculating Greentree Financial Group, Inc.’s percentage ownership of Class A ordinary shares, such 341,648 Class A ordinary shares are deemed outstanding, resulting in a denominator of 6,795,129 Class A ordinary shares. Christopher Cottone exercises voting and dispositive power over the securities held by Greentree Financial Group, Inc. The address for Greentree Financial Group, Inc. is 900 S. Pine Island Road, Suite 310, Plantation, Florida 33324.

(8)	Represents 961,987 Class A ordinary shares held by TriCore Foundation, LLC, a US limited liability company. TriCore Foundation, LLC is owned equally by certain Company insiders, including Li Hsien “Larry” Wong, Wai Wong “Keith” Chong, and R-Opus Inc., whose beneficial owner is Weiyi Yu. Li Hsien “Larry” Wong, as TriCore Foundation, LLC’s manager exercises voting and dispositive power over the securities held by TriCore Foundation, LLC. The address of TriCore Foundation, LLC is 609 Deep Valley Drive, Suite 200, Rolling Hills, CA 90274.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The related parties of the Company and their relationships to the Company are set forth as follows:

Name of entity or individual	Relationship
Larry Wong	Chief Executive Officer, Director

Keith Chong	Chief Technology Officer, Director

Thomas M. Gaffney	Chief Operations Officer

Greentree Global Advisors LLC	A consulting company providing corporate governance, Nasdaq listing, and accounting services, in which Thomas M. Gaffney holds a minority membership interest and was the Managing Member from March 2024 to September 2024.

TriCore Foundation, LLC	An investor in the PIPE Purchase Agreement. Li Hsien “Larry” Wong, the Company’s Chief Executive Officer and director, has voting and dispositive control over the securities held by TriCore Foundation, LLC in his capacity as manager of TriCore Foundation, LLC.

Precursor Capital Limited	A shareholder of the Company since September 2024, holding over 5% of the total issued and outstanding Ordinary Shares of the Company at the time of initial investment, and holding approximately 0.003% of the total issued and outstanding Ordinary Shares as of March 31, 2026.

Set forth below are the material related party transactions that we have entered into for the fiscal years ended March 31, 2024, 2025 and 2026.

Balances with related parties

As of March 31, 2024, 2025 and 2026, the balances with related parties were as follows:

Due to Related Parties	Nature	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024
		US$	US$	US$
Larry Wong -CEO	Compensation, project expenses, office administration and general expenses	270,690	35,301	-
Keith Chong -CTO	Compensation, project expenses, office administration and general expenses	15,470	13,161	-

	Total	286,160	48,462	-

The Company paid $38,550 and $86,095 to Larry Wong and Keith Chong, respectively for the year ended March 31, 2025 for compensation, project expenses, office administration and general expenses, there remains an outstanding balance for compensation, office administration and general expenses to be paid to Larry Wong and Keith Chong as of March 31, 2025.The Company paid $211,707 and $216,710 to Larry Wong and Keith Chong, respectively for the year ended March 31, 2026 for compensation, project expenses, office administration and general expenses, there remains an outstanding balance for compensation, office administration and general expenses to be paid to Larry Wong and Keith Chong as of March 31, 2026.

Transactions with related parties

On March 25, 2024, our operating subsidiary entered into a service agreement with Greentree Global Advisors LLC, pursuant to which Greentree Global Advisors LLC will perform consulting services related to corporate governance, Nasdaq listing and accounting services and receive 500,000 Ordinary Shares of the Company as service fee. Mr. Gaffney owns minority membership interests in Greentree Global Advisors LLC and served as its Managing Member from March 2024 to September 2024.

On April 2, 2024, the Company entered a $600,000 bridge loan agreement with Precursor Capital Limited (“Precursor”). The loan bears interest at an annual rate of 12% and is intended exclusively to cover the expenses related to the proposed listing, convertible into 600,000 Class A ordinary shares at a conversion price of $1 per share upon the election of conversion. On September 12, 2024, the loan was converted at the conversion price of $1 per share and 600,000 Class A ordinary shares were issued to Precursor Capital Limited. Simultaneously, the accrued interest of $32,153 was forgiven. For the year ended March 31, 2025, the total amount of offering costs and other general and administrative expenses incurred amounted to $520,547 which will be paid through the loan proceeds. The remaining balance of $79,453, which was not utilized for expenses, will be either paid in cash by Precursor to the Company or otherwise transferred in accordance with the terms of the agreement. As of March 31, 2026, the remaining balance was $0. With over payment of $392, total $79,845 was booked into equity for the year ended March 31, 2026.

On October 29, 2025, the Company entered into the PIPE Purchase Agreement with Greentree and TriCore, pursuant to which TriCore may subscribe for up to US$50,000,000 in stated value of Series A Preferred Shares, subject to the terms and conditions of the PIPE Purchase Agreement. Li Hsien “Larry” Wong, the Company’s Chief Executive Officer and director, has voting and dispositive control over the securities held by TriCore Foundation, LLC in his capacity as manager of TriCore Foundation, LLC. Accordingly, TriCore Foundation, LLC’s participation in the PIPE Purchase Agreement constitutes a related-party transaction under Regulation S-K Item 404(a) and is subject to review and oversight under Nasdaq Listing Rule 5630. As of the year ended March 31, 2026, the Company had issued 1,080 Preferred Shares with an aggregate stated value of $1,089,082.60 in exchange for the aggregate gross proceeds of $972,000. As of the date of this Proxy Statement, 420 of the 1,080 Preferred Shares issued under the PIPE Purchase Agreement were converted for 1,412,023 shares of Class A ordinary shares, with 1,080 Preferred Shares currently remaining outstanding.

16

On October 29, 2025, the Audit Committee, composed entirely of independent directors, reviewed and approved the PIPE Purchase Agreement, including TriCore’s participation therein, in accordance with Nasdaq Rule 5630 and the Company’s Audit Committee Charter. In reaching its determination, the Audit Committee considered, among other things, the terms of the PIPE Purchase Agreement, the identity and relationships of the affiliated participants, the participation of an unaffiliated investor on the same terms, and the Company’s obligations under Nasdaq Rules 5630 and 5635, Regulation S-K Item 404(a), and applicable Cayman Islands law. All interested directors recused themselves from deliberations and voting.

The Company had restricted cash of $1,680,000 held in a non-interest-bearing escrow account maintained by Finuvia LLC, an affiliate of Precursor Capital Limited, a Company’s shareholder. During the year ended March 31, 2026, the Company entered into a service agreement with Finuvia LLC to explore the Japan market, for a total amount of $200,000, and a financial advisory service agreement for a monthly fee of $20,000. On May 2, 2026, the Company entered into a new financial advisory service agreement with Finuvia LLC. The agreement has a term through May 31, 2028 and provides monthly payments by the Company of $20,000 beginning June 1, 2026. The total contractual consideration is $480,000.

On June 17, 2026, the Company completed an additional closing (the “Additional Closing”) under a certain securities purchase agreement, dated October 29, 2025 with TriCore. At the Additional Closing, the Company issued and sold to TriCore 356 Series A Convertible Preferred Shares (the “Series A Preferred Shares”) for an aggregate proceeds of $320,400. The Series A Preferred Shares issued at the Additional Closing have an aggregate stated value of $356,000.

On June 22, 2026, pursuant to the PIPE Purchase Agreement and the related waiver agreement, the Company received aggregate cash proceeds of $323,000 from TriCore in connection with an Additional Closing relating to 356 Preferred Shares with an aggregate stated value of $356,000. As of June 30, 2026, the 356 Preferred Shares had not been issued and were not reflected as issued and outstanding in the records of the Company’s transfer agent. Accordingly, the proceeds were recorded as preferred stock payable within mezzanine equity as of June 30, 2026.

Related Party Policy

Our Code of Conduct, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing any conflicts of interest and related-party transactions to assess an impact on the Company’s internal controls on financial reporting and disclosure.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

17

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Introduction

Each of Larry Wong, Keith Chong, John Chiang, Andrew Scott, Yan Xu, and Erwin Baquiran Pineda, are incumbent directors whose term of office expires as of the Annual Meeting, and have been nominated by the Board for re-election at the Annual Meeting. If elected at the Annual Meeting, each of the Director Nominees will serve until the next annual general meeting of the Company (being the 2027 Annual Meeting of Shareholders).

For more information about the experience of each of these Director Nominees see “Management.”

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Resolutions to be Passed

It is proposed that shareholders pass the following resolutions (in respect of each Director Nominee, as applicable):

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Larry Wong as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Keith Chong as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect John Chiang as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Andrew Scott as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Erwin Baquiran Pineda as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

IT IS RESOLVED AS AN ORDINARY RESOLUTION to re-elect Yan Xu as a director of the Company, whose term is expiring at the conclusion of this Annual Meeting, and who being eligible, is standing for re-election as a director of the Company, for a term expiring at the conclusion of the next-following annual general meeting of the Company (unless re-elected at such annual general meeting).

Votes Required for Approval

Appointment of each of the Director Nominees under the Director Election Proposal requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE DIRECTOR NOMINEES.

18

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

Introduction

At the Annual Meeting, our shareholders will be asked to ratify the appointment of M&K to serve as our independent registered public accounting firm. The Board, through the Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accounting firm for fiscal year 2027. A representative of M&K is not expected to be present at the Annual Meeting.

Fees

The following table sets forth the fees billed by our independent accountants, M&K for the years ended March 31, 2026 and 2025.

	Year Ended March 31,
	2026	2025
Audit fees	$74,100	$49,500
Audit-related fees	$-	$-
Tax fees	$-	$-
All other fees	$-	$-

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by M&K in connection with regulatory filings. The aggregate fees of M&K for professional services rendered for the audit of our annual financial statements, review of the financial information include in our filings with the SEC for the years ended March 31, 2026 and 2025 totaled approximately $74,100 and $49,500, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay M&K any audit-related fees for the years ended March 31, 2026 and 2025, respectively.

Tax Fees

We did not pay M&K for tax services, planning or advice for the years ended March 31, 2026 and 2025.

All Other Fees

We did not pay M&K for any other services for the years ended March 31, 2026 and 2025.

Procedures For Board’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED AS AN ORDINARY RESOLUTION THAT the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2027, be approved and ratified.

Votes Required for Approval

Approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

19

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Management — Board Practices — Audit Committee.” Under the Audit Committee’s charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and M&K CPAS, PLLC, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended March 31, 2026. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report.

Submitted by the Audit Committee of the Board of Directors:
Andrew Scott (Chair) John Chiang Erwin Baquiran Pineda

20

PROPOSAL 3:

THIRD M&AA RATIFICATION PROPOSAL

At the May 2026 Special Meeting the shareholders voted and authorized the Board to consolidate only the authorized, issued and outstanding Class A ordinary shares on a 10 for 1 ratio, which consolidation became effective on July 31, 2026. In connection with this consolidation, the Company’s shareholders also approved the adoption of a form of Third Amended and Restated Memorandum and Articles of Association of the Company (the “Third M&AA”) at the May 2026 Special Meeting. However, the form of Third M&AA annexed to the notice of meeting and proxy statement issued by the Company in connection with the May 2026 Special Meeting inadvertently also reflected a consolidation of the authorized, issued and outstanding Class B ordinary shares and the authorized but undesignated shares in the capital of the Company (the “Typographical Errors”).

The Typographical Errors were identified by the Company prior to the filing of the Third M&AA with the Cayman Islands Registrar of Companies and a corrected form of Third M&AA (a copy of which is included as Annex A) was subsequently prepared and filed and which became effective on July 31, 2026.

The Board believes that it is in the best interests of the Company and the shareholders and is hereby soliciting shareholder approval to ratify the adoption of the Third M&AA (as corrected to rectify the Typographical Errors) as the memorandum and articles of association of the Company.

For the avoidance of doubt:

The form of Third M&AA originally approved at the May 2026 Special Meeting inadvertently provided that the Company’s authorised share capital was US$320,000 divided into 32,000,000 shares of a par value of US$0.01 each comprising (a) 10,000,000 Class A ordinary shares of a par value of US$0.01 each; (b) 2,000,000 Class B ordinary shares of a par value of US$0.01 each; and (c) 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the Board may determine.

The Third M&AA (as corrected to rectify the Typographical Errors) provides that the Company’s authorized share capital is US$320,000 divided into 10,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each, and 200,000,000 undesignated shares of a par value of US$0.001 each, of such class or classes (however designated) as the Board may determine.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED AS A SPECIAL RESOLUTION THAT the Third Amended and Restated Memorandum and Articles of Association of the Company in the form as set forth in Annex A to the proxy statement and as filed with the Registrar of Companies of the Cayman Islands and effective from July 31, 2026, be approved and ratified.

Votes Required

Approval of the Third M&AA Ratification Proposal requires the affirmative vote of the holders of at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION AND ADOPTION OF THE THIRD M&AA RATIFICATION PROPOSAL.

21

PROPOSAL 4

UNDESIGNATED SHARE CONSOLIDATION PROPOSAL

General

The Board believes that it is in the best interests of the Company and its shareholders, and is hereby soliciting shareholder approval, to effect a share consolidation the Company’s authorized but undesignated and unissued shares of a par value of US$0.001 each (the “Undesignated Shares”) at a ratio of 10-for-1 with immediate effect (the “Undesignated Share Consolidation”).

An amendment to the Third M&AA is proposed to reflect the revised authorized share capital structure. The approval of that amendment is the subject of Fourth M&AA Proposal, which follows this Undesignated Share Consolidation Proposal and the Authorized Share Capital Proposal. Due to the requirements of Cayman Islands law, the Undesignated Share Capital Proposal, the Authorized Share Capital Proposal and the corresponding Fourth M&AA Proposal require three separate resolutions.

The proposed form of the Fourth Amended and Restated Memorandum and Articles of Association of the Company (the “Fourth M&AA”) is set forth in Annex B to this proxy and is incorporated by reference into this proxy.

Purpose

The purpose of the Undesignated Share Consolidation is to align the par value of the Company’s authorised but undesignated and unissued shares (currently US$0.001 each) with the par value of the Class A ordinary shares (currently US$0.01 each). By consolidating the Undesignated Shares on a fixed 10-for-1 basis, the par value of the resulting undesignated shares will be aligned with the current par value of the Class A ordinary shares.

Once such alignment has been achieved, the Board will be able, on an as-needs basis and without further shareholder action, to redesignate the authorised but undesignated and unissued shares into authorised Class A ordinary shares, providing the Company with flexibility to efficiently make additional Class A ordinary shares available for future corporate purposes, including to facilitate future equity issuances, in each case in the best interests of the Company and its shareholders.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED AS AN ORDINARY RESOLUTION THAT, with immediate effect:

(a)	the authorized but undesignated and unissued shares of par value US$0.001 each of the Company, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Undesignated Shares”) be consolidated by consolidating every 10 Undesignated Shares into one Undesignated Share, with such consolidated Undesignated Shares having the same rights and being subject to the same restrictions (save as to par value) as the existing Undesignated Shares of such class as set out in the Company’s memorandum and articles of association;
(b)	as a result of the Undesignated Share Consolidation, the authorized share capital of the Company be amended from US$320,000 divided into: (i) 10,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (ii) 20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and (iii) 200,000,000 undesignated shares of a par value of US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company, to US$320,000 divided into: (i) 10,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (ii) 20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and (iii) 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company; and
(c)	any one director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to do all such other acts or things necessary or desirable to implement, carry out and give effect to the Undesignated Share Consolidation, if and when deemed advisable by the Board in its sole discretion.

Votes Required for Approval

Approval of the Undesignated Share Consolidation Proposal requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE UNDESIGNATED SHARE CONSOLIDATION PROPOSAL.

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PROPOSAL 5

AUTHORIZED SHARE CAPITAL PROPOSAL

General

The Company’s current authorized share capital, as set forth in the Company’s Third Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on 21 May 2026 and effective from 31 July 2026 (the “Third M&AA”), is US$320,000 divided into 10,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 200,000,000 undesignated shares of a par value of US$0.001 each, of such class or classes (however designated) as the Board may determine in accordance with Article 2 of the Articles of Association of the Company.

The Undesignated Share Consolidation Proposal, if approved, will result in the amendment of the Company’s authorized share capital from US$320,000 divided into: (a) 10,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (b) 20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and (c) 200,000,000 undesignated shares of a par value of US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company, to US$320,000 divided into: (a) 10,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (b) 20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and (c) 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company.

The Board has approved, subject to shareholder approval (including the approval of the Undesignated Share Consolidation Proposal), an increase in the Company’s authorized share capital to US$22,520,000 divided into 250,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 2,000,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the Board may determine in accordance with Article 2 of the Articles of Association of the Company (the “Authorized Capital Increase”).

If approved, the Authorized Capital Increase will increase (i) the number of authorized Class A ordinary shares available for issuance by 240,000,000 Class A ordinary shares, and (ii) the number of authorized undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the Board may determine in accordance with Article 2 of the Articles of Association of the Company by 1,800,000,000.

An amendment to the Third M&AA is proposed to reflect the revised authorized share capital structure. The approval of that amendment is the subject of Fourth M&AA Proposal, which follows both the Undesignated Share Consolidation Proposal and this Authorized Share Capital Proposal. Due to the requirements of Cayman Islands law, the Undesignated Share Consolidation Proposal, the Authorized Share Capital Proposal and the corresponding Fourth M&AA Proposal require three separate resolutions.

The proposed form of the Fourth Amended and Restated Memorandum and Articles of Association of the Company (the “Fourth M&AA”) is set forth in Annex B to this proxy and is incorporated by reference into this proxy.

Current Capitalization

As of the Record Date, the Company had [   ] Class A ordinary shares issued and outstanding. [As of that date, an additional [   ] Class A ordinary shares were reserved for issuance upon the exercise or conversion of outstanding options, warrants, convertible securities or other equity-linked instruments, and [   ] Class A ordinary shares remained available for future issuance under the Company’s equity compensation plans.] Based on these figures, as of the Record Date a total of [   ] Class A ordinary shares were either outstanding or reserved for issuance, leaving [   ] authorized but unissued Class A ordinary shares available for future issuance under the Company’s current authorized share capital.

The Board regularly reviews the Company’s capital structure in light of its strategic plans, anticipated capital requirements and the need to maintain appropriate financial and operational flexibility. After considering these factors, the Board determined that increasing the Company’s authorized share capital at this time is advisable to ensure that the Company maintains sufficient capacity to support future strategic and financing initiatives.

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Purpose of the Authorized Capital Increase

The primary purpose of the Authorized Capital Increase is to provide the Company with additional flexibility to issue shares in the future as circumstances may warrant.

The Board believes that maintaining an appropriate level of authorized but unissued shares is an important element of prudent corporate governance and financial management. Additional authorized shares provide the Company with the ability to respond promptly to business opportunities and changing market conditions without the delay and expense that would result from seeking additional shareholder approvals to increase authorized share capital at the time such opportunities arise.

The additional authorized shares may be issued from time to time for a variety of corporate purposes that the Board may determine to be advisable, including, without limitation, equity or equity-linked financing transactions, strategic investments, mergers or acquisitions, joint ventures, strategic partnerships, equity compensation programs for employees, officers and directors, and other general corporate purposes.

Although the Board believes that the Authorized Capital Increase is advisable to provide flexibility for future corporate actions, the Company expects to issue shares from the additional authorized shares pursuant to the ELOC Purchase Agreement. Other than issuances pursuant to the ELOC Purchase Agreement, the Company currently has no specific plans, arrangements or commitments to issue the additional shares that would become available as a result of the approval of this Authorized Share Capital Proposal.

Board Rationale for the Authorized Capital Increase

In determining to recommend the Authorized Capital Increase, the Board considered a number of factors, including the Company’s current capital structure, the number of authorized but unissued shares presently available, the Company’s anticipated financing and strategic needs, and market practices among similarly situated publicly traded companies.

The Board also considered the importance of maintaining flexibility to pursue strategic opportunities that may arise in the future. The ability to issue shares can be an important component of acquisition consideration, strategic partnerships and other business combinations, and may also provide the Company with an efficient means of raising capital or strengthening its balance sheet.

The Board concluded that increasing the authorized share capital at this time represents a prudent step to ensure that the Company retains the flexibility necessary to pursue such opportunities in a timely and efficient manner and to support the Company’s long-term growth strategy.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED, AS AN ORDINARY RESOLUTION, that, subject to and immediately following the Undesignated Share Consolidation being effected, the authorized share capital of the Company be immediately increased from US$320,000 divided into 10,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company, to US$22,520,000 divided into 250,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 2,000,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Authorized Share Capital Increase”).

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Potential Dilution

The issuance of additional Class A ordinary shares could dilute the ownership interests and voting power of existing shareholders. In addition, in the absence of a proportionate increase in the Company’s earnings and assets, the issuance of additional shares could have a dilutive effect on earnings per share and book value per share.

Shareholders should be aware that the approval of this Authorized Share Capital Proposal will not itself result in the issuance of additional shares, but will authorize the Board to issue additional shares in the future if it determines that doing so is in the best interests of the Company and its shareholders.

The holders of Class A ordinary shares do not have preemptive rights to subscribe for additional issuances of the Company’s shares. As a result, if the Company issues additional shares in the future, existing shareholders may experience dilution of their ownership interests.

Potential Anti-Takeover Effects

The increase in the number of authorized Class A ordinary shares could have certain effects that may make it more difficult or discourage an attempt to obtain control of the Company. For example, additional shares could be issued in one or more transactions that could dilute the ownership interest or voting power of a person or group seeking to acquire control of the Company. Similarly, shares could be issued to persons allied with management, which could make it more difficult to remove the Company’s current management or the Board.

The Board is not proposing the Authorized Capital Increase with the intention of discouraging or preventing a change in control of the Company, and the Board is not aware of any current attempt or plan to acquire control of the Company. However, shareholders should recognize that the availability of additional authorized shares could have the effect of discouraging or delaying transactions involving a change in control that might otherwise involve a premium for the Company’s shares.

Board Authority to Issue Additional Shares

If this Authorized Share Capital Proposal is approved and the corresponding Fourth M&AA described in Fourth M&AA Proposal becomes effective, the additional authorized shares may be issued by the Company from time to time without further shareholder approval, except as may be required by applicable law, NASDAQ rules or the Company’s constitutional documents.

The Board will determine whether, when and under what circumstances additional shares of capital stock may be issued, and the terms of any such issuance, including the number of shares to be issued, the consideration to be received by the Company and the timing and structure of the transaction.

Votes Required for Approval

Approval of the Authorized Share Capital Proposal requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE CAPITAL PROPOSAL.

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PROPOSAL 6:

FOURTH M&AA PROPOSAL

General

As described in Undesignated Share Consolidation Proposal and the Authorized Share Capital Proposal, the Board has approved, subject to shareholder approval: (i) a consolidation on a 10-for-1 basis of the Company’s authorized but undesignated and unissued shares of a par value of US$0.001 each (the “Undesignated Share Consolidation”), and (ii) subject to and immediately following the Undesignated Share Consolidation being effected, an increase in the authorized share capital of the Company from US$320,000 divided into 10,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 20,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the Board may determine in accordance with Article 2 of the Articles of Association of the Company, to US$22,520,000 divided into 250,000,000 Class A ordinary shares of a par value of US$0.01 each, 20,000,000 Class B ordinary shares of a par value of US$0.001 each and 2,000,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the Board may determine in accordance with Article 2 of the Articles of Association of the Company.

In connection with the Undesignated Share Consolidation and the Authorized Capital Increase, it is proposed that the Third M&AA be amended and restated to update the provision describing the Company’s authorized share capital.

The proposed form of the Fourth amended and restated memorandum and articles of association (the Fourth M&AA) is set forth in Annex B to this proxy and is incorporated by reference into this proxy.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED, AS A SPECIAL RESOLUTION, that, subject to and immediately following the Authorized Capital Increase being effected, the Company adopt amended and restated memorandum and articles of association in the form as set forth in Annex B to the proxy statement in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Undesignated Share Consolidation and the Authorized Capital Increase

Votes Required

Approval of the Fourth M&AA Proposal requires the affirmative vote of the holders of at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE FOURTH M&AA PROPOSAL.

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PROPOSAL 7:

SHARE CONSOLIDATION PROPOSAL

Authorizing the Board to effect one or more Share Consolidations of the Company’s authorized, issued and outstanding Class A ordinary shares, and the Company’s authorized but undesignated and unissued shares, at an accumulated consolidation ratio of not less than 2 for 1 and not more than 25 for 1.

General

The Board believes that it is in the best interests of the Company and its shareholders, and is hereby soliciting shareholder approval, to allow the Board to effect one or more Share Consolidations of the Company’s authorized, issued and outstanding Class A ordinary shares of a par value of US$0.01 each, and the Company’s authorized but undesignated and unissued shares of a par value of US$0.01 each (subject to the approval of the Undesignated Share Consolidation Proposal) (the “Undesignated Shares” and together with the Class A ordinary shares, the “Shares”), at any one time or multiple times during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting, at the exact consolidation ratio and effective time as the Board may determine in its sole discretion, provided always that the accumulated consolidation ratio for all such Share Consolidation(s) shall not be less than 2-for-1 nor greater than 25-for-1, whereby, except as explained below with respect to fractional shares, on each effective date as determined by the Board, all of the Company’s issued and unissued Shares will be, without any action on the part of the shareholders, subject to the Share Consolidation ratio, consolidated.

If the shareholders approve the Share Consolidation Proposal, the Board, or any duly constituted committee thereof, will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the shareholders, to determine each Share Consolidation ratio within the approved range and to effect one or more share consolidation (also referred to as a reverse stock split) at any time after the approval of the shareholders. Any such consolidated Shares will have the same rights and be subject to the same restrictions as the existing Shares in the capital of the Company as set out in the amended and restated articles of association then in effect.

The Board believes that shareholder approval of an consolidation ratio range (rather than an exact consolidation ratio) in connection with the Share Consolidation Proposal provides the Board with reasonable flexibility to achieve the purposes of any such Share Consolidation that may be effected. If shareholders approve the Share Consolidation Proposal, a Share Consolidation will only be effected, if at all, upon a determination by the Board, or any duly constituted committee thereof, that a Share Consolidation is in the Company’s and the shareholders’ best interests at that time. In connection with any determination to effect a Share Consolidation, the Board or any duly constituted committee thereof, will set the time for such a consolidation (provided such time falls during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting) and select a specific consolidation ratio within the approved range by approving such matters by resolutions of the Board (such date, the “Effective Time”). The determination will be made by the Board with the intention to create the greatest marketability of the Company’s ordinary shares based upon prevailing market conditions at that time. The Board reserves its right to elect not to proceed, and abandon, any Share Consolidation if it determines, in its sole discretion, that implementing such Share Consolidation is not in the best interests of the Company and its shareholders.

Any one director or officer of the Company is to be authorized, for and on behalf of the Company, to do all such other acts or things necessary or desirable to implement, carry out, and give effect to the Share Consolidation, if and when deemed advisable by the Board in its sole discretion.

Purpose

The Board has determined that it is in the best interests of the Company and its shareholders to implement one or more Share Consolidations. The Board believes that approval of a proposal providing the Board with this generalized grant of authority with respect to setting the ratio, rather than mere approval of a pre-defined Share Consolidation, will give the Board flexibility to set the consolidation ratio in accordance with current market conditions and therefore allow the Board to act in the best interests of the Company and its shareholders. The Board is seeking approval to implement one or more Share Consolidations, until the next annual shareholder meeting, based on the best interests of the Company. The Share Consolidation Proposal is not part of a going-private transaction.

We believe implementing one or more Share Consolidations will help us comply with the Nasdaq continued listing standards, improve our capital structure, which we believe will facilitate further potential business and financing transactions, increase the trading price of our Class A ordinary shares and provide us with greater liquidity and a stronger investor base.

Any Share Consolidation would decrease the total number of shares of our authorized, issued and outstanding Class A ordinary shares, and our authorized but undesignated and unissued Undesignated Shares, and should, absent other factors, proportionately increase the market price of our Class A ordinary shares to a level above the minimum price for continued listing standard under the Rule 5550(a)(2). Therefore, the Board believes that the Share Consolidation is an effective means for us to maintain compliance with applicable minimum price continued listing standards. There can be no assurance that any Share Consolidation, if and when implemented, will achieve any of the desired results. There also can be no assurance that the Company will be successful in maintaining compliance with the Nasdaq requirements or that the price per share of the Company’s Class A ordinary shares immediately after any such Share Consolidation, if implemented, will increase proportionately with any Share Consolidation, or that any increase will be sustained for any period of time.

After one or more Share Consolidations are effected, if at all, we will continue to be subject to the periodic reporting requirements of the Exchange Act. By itself, a Share Consolidation will not have any impact on the market in which our Class A ordinary shares is traded; however, our Class A ordinary shares would be identified with a new CUSIP number following any Share Consolidation.

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Fractional Shares

Shareholders would not receive fractional Class A ordinary shares in connection with the Share Consolidation. Instead, the Company will round up each holder’s fractional share to the nearest whole number.

If you believe that you may not hold sufficient Class A ordinary shares at the Effective Time to do so in the Share Consolidation, you may either:

●	purchase a sufficient number of Class A ordinary shares; or
●	if you have Class A ordinary shares in more than one account, consolidate your accounts;

in each case, so that you hold a number of Class A ordinary shares in your account prior to the Share Consolidation that would entitle you to receive at least one Class A ordinary share in the Share Consolidation. Class A ordinary shares held in registered form and in “street name” (that is, through a broker, bank or other holder of record) for the same shareholder will be considered held in separate accounts and will not be aggregated when effecting the Share Consolidation.

Effect on issued and outstanding Class A ordinary shares

If the Share Consolidation Proposal is approved by our shareholders, as of each Effective Time (if any), all of the authorized, issued and outstanding Class A ordinary shares will be consolidated in accordance with the approved Share Consolidation ratio.

Effect on Outstanding Equity Awards, Warrants, and Equity Plans

If the Share Consolidation is approved by our Shareholders and our Board decides to implement one or more Share Consolidation, as of the Effective Time, proportionate adjustments will be made to (i) the number of Class A ordinary shares subject to all then-outstanding equity awards and warrants, such that fewer shares would underly such awards and warrants and (ii) the exercise price of all then-outstanding options and warrants, such that the per share exercise price of each such option and warrant would be increased.

Illustration

For purposes of illustration, the following table contains approximate information relating to our ordinary shares if the Share Consolidation is effected at a ratio of 1-for-2, 1-for-15 or 1-for-25 based on share information as of the close of business on [   ], 2026.

	Pre-Share Consolidation	1-for-2	1-for-15	1-for-25
Authorized ordinary shares, Issued
Authorized ordinary shares, Unissued
Reserved for future issuance pursuant to employee benefit plans(1)
Reserved for future Issuance pursuant to outstanding equity based awards(1)
Number of shares issuable upon exercise of outstanding warrants

(1) As of [   ], 2026, the most recent practicable date for which such information was available.

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Accounting Consequences

The Share Consolidation will not have an effect on the stated capital attributable to ordinary shares on our balance sheet because the par value of each of the ordinary shares will be increased by the same ratio as the ratio contemplated by the Share Consolidation. Reported net income or loss per ordinary share and book value per ordinary share will be higher because there will be fewer ordinary shares.

Material U.S. Federal Income Tax Consequences of the Share Consolidation

The following is a summary of the material U.S. federal income tax consequences of an implemented Share Consolidation to U.S. Holders (as defined below) that hold our Class A ordinary shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This summary is based on the Code, the Treasury regulations promulgated thereunder, and administrative rulings, pronouncements and court decisions in effect as of the date of this proxy statement, all of which may be subject to change, possibly with retroactive effect. No assurance can be given that the Internal Revenue Service (the “IRS”) will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the Share Consolidation. This summary assumes that we are a foreign corporation that is not a “passive foreign investment company” within the meaning of Section 1297(a) of the Code.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of our Class A ordinary shares that is (a) an individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) the administration of which is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more “United States persons” as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt or governmental organizations, S corporations, partnerships and other pass through entities (and investors therein), mutual funds, insurance companies, banks, thrifts and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans or other tax deferred accounts, persons who hold our Class A ordinary shares as part of a straddle, hedge, constructive sale, wash sale, synthetic security, conversion, or other integrated transaction, persons required for U.S. federal income tax purposes to conform the timing of income accruals to their financial statements under Section 451 of the Code, persons that own or are deemed to own 10% or more of our shares (by vote or value), persons holding our Class A ordinary shares in connection with a trade or business conducted outside of the United States or in connection with a permanent establishment or other fixed place of business outside of the United States, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired our Class A ordinary shares as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation.

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If an entity or arrangement classified for U.S. federal income tax purposes as a partnership owns our Class A ordinary shares, the tax treatment of a member of the entity or party to such an arrangement will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity or arrangement, and of any member of such an entity or party to such an arrangement, is not addressed in this summary. Any entity or arrangement that is classified for U.S. federal income tax purposes as a partnership and that owns our Class A ordinary shares, and any members of such an entity and parties to such an arrangement, are encouraged to consult their respective tax advisors.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. U.S. HOLDERS OF OUR CLASS A ORDINARY SHARES ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE SHARE CONSOLIDATION TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE SHARE CONSOLIDATION ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend for any Share Consolidation to qualify as a “recapitalization” for U.S. federal income tax purposes and, consequently, as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code. Assuming a Share Consolidation so qualifies:

●	a U.S. Holder will not recognize gain or loss as a result of such Share Consolidation;
●	the aggregate tax basis of our Class A ordinary shares received by a U.S. Holder in such Share Consolidation will be equal to the aggregate tax basis of the ordinary shares surrendered in exchange therefor (excluding any portion of such basis allocable to a fractional Class A ordinary share);
●	the holding period of our Class A ordinary shares received by a U.S. Holder in such Share Consolidation will include the holding period of the ordinary shares exchanged therefor;
●	a U.S. Holder that receives cash in lieu of a fractional Class A ordinary share pursuant to such Share Consolidation will generally be treated as having received the fractional Class A ordinary share pursuant to such Share Consolidation and then as having sold such fractional Class A ordinary share for cash to a third party and, accordingly, should recognize taxable capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of such U.S. Holder’s aggregate adjusted tax basis in the surrendered ordinary shares that is allocated to such fractional Class A ordinary share; and
●	any such capital gain or loss will be long-term capital gain if the surrendered ordinary shares were held for more than one year at the time of such Share Consolidation.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among our Class A ordinary shares acquired by a shareholder on different dates and at different prices. U.S. Holders that acquired our Class A ordinary shares on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such ordinary shares.

Payments of cash made in lieu of a fractional Class A ordinary share may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder of our Class A ordinary shares that does not otherwise establish an exemption from backup withholding should furnish, generally on IRS Form W-9, its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability and may entitle such U.S. Holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders of our Class A ordinary shares should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

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Procedures for Effecting Share Consolidation

As soon as practicable after the effective date of the Share Consolidation, the Company’s shareholders will be notified that the Share Consolidation has been effected.

Registered “Book-Entry” Holders of Class A ordinary shares

As all of the issued and outstanding Class A ordinary shares are held in book-entry form, you will not need to take any action to receive post-share consolidation Class A ordinary shares. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-share consolidation Class A ordinary shares you hold.

Beneficial Holders of Class A ordinary shares

Upon the implementation of the Share Consolidation, we intend to treat Class A ordinary shares held by shareholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of our Class A ordinary shares. Banks, brokers, custodians or other nominees will be instructed to effect the Share Consolidation for their beneficial holders holding our Class A ordinary shares in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Share Consolidation. If a shareholder holds our Class A ordinary shares with a bank, broker, custodian, or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker, custodian, or other nominee.

Certain Risk Factors Associated with the Share Consolidation

A Share Consolidation may negatively impact the market for our Class A ordinary shares.

Factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Class A ordinary shares. As a result, there can be no assurance that the total market capitalization of our Class A ordinary shares after the proposed Share Consolidation will be equal to or greater than the total market capitalization before the proposed Share Consolidation or that the per share market price of our Class A ordinary shares following the Share Consolidation will increase in proportion to the reduction in the number of ordinary shares outstanding before the Share Consolidation. A decline in the market price of our Class A ordinary shares after the Share Consolidation may result in a greater percentage decline than would occur in the absence of the Share Consolidation, and the liquidity of our Class A ordinary shares could be adversely affected following such the Share Consolidation.

In addition, the Share Consolidation may increase the number of shareholders who own odd lots (less than 100 shares), depending on the final ratio. Shareholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED AS AN ORDINARY RESOLUTION THAT:

(a)	conditional upon the approval of the board of directors of the Company (the “Board”) in its sole discretion, with effect as of the date the Board may determine (the “Effective Date”):
(i)	the authorized, issued, and outstanding Class A ordinary shares of par value US$0.01 each of the Company (the “Class A Ordinary Shares”), and the authorized but undesignated and unissued shares of a par value of US$0.001 each of the Company (the “Undesignated Shares” and together with the Class A Ordinary Shares, the “Shares”) be consolidated at any one time or multiple times during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting, at the exact consolidation ratio and effective time as the Board may determine in its sole discretion, provided always that the accumulated consolidation ratio for all such share consolidation(s) (together, “Share Consolidations”, and each a “Share Consolidation”) shall not be less than 2-for-1 nor greater than 25-for-1, with such consolidated Shares having the same rights and being subject to the same restrictions (save as to par value) as the existing Shares of such class as set out in the Company’s memorandum and articles of association;
(ii)	no fractional Shares be issued in connection with the Share Consolidation(s) and, in the event that a shareholder would otherwise be entitled to receive a fractional Share upon the Share Consolidation(s), the total number of Shares to be received by such shareholder be rounded up to the nearest next whole number of Shares; and
(iii)	any change to the Company’s authorized share capital in connection with, and as necessary to effect, the Share Consolidation(s) be and is hereby approved, such amendment to be determined by the Board in its sole discretion; and
(b)	any one director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to do all such other acts or things necessary or desirable to implement, carry out and give effect to the Share Consolidation(s), if and when deemed advisable by the Board in its sole discretion.

Votes Required for Approval

Approval of the Share Consolidation Proposal requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SHARE CONSOLIDATION PROPOSAL.

31

PROPOSAL 8:

A&R M&AA PROPOSAL

The Board believes that, in connection with the Share Consolidation Proposal, it is in the best interests of the Company and the shareholders to, subject to the Share Consolidation(s) being approved and effected, amend the Company’s memorandum and articles of association to reflect the Share Consolidation(s). Accordingly, the Company is hereby soliciting shareholder approval, to consider and approve by way of special resolution that the Company adopt an amended and restated memorandum and articles of association (the “Proposed A&R M&A”) to reflect the revised share capital of the Company upon the effectiveness of each Share Consolidation, in substitution for, and to the exclusion of, the Company’s then existing memorandum and articles of association.

The form of the Proposed A&R M&A is set forth in Annex C to this proxy and is incorporated by reference into this proxy.

If the A&R M&AA Proposal is approved by our shareholders, the Company’s registered office provider shall be instructed to file the Proposed A&R M&A with the Cayman Islands Registrar of Companies and to do and complete all other matters ancillary to such filing as may be necessary or desirable in order to give effect to amendment and restatement of the Company’s memorandum and articles of association in the Cayman Islands.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED, AS A SPECIAL RESOLUTION that subject to and immediately following any and each Share Consolidation being effected, the Company adopt amended and restated memorandum and articles of association in substantially the form as set forth in Annex C to the proxy statement in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect changes to the Company’s authorized share capital as a consequence of each such Share Consolidation.

Votes Required

Approval of the A&R M&AA Proposal requires the affirmative vote of the holders of at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE A&R M&AA PROPOSAL.

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PROPOSAL 9:

ELOC PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the issuance of up to $100,000,000 Class A Ordinary Shares (the “ELOC Investor Shares”) pursuant to the purchase agreement, dated July 14, 2025, (the “ELOC Purchase Agreement”) with Atsion Opportunity Fund LLC – Series 1 (“Atsion”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right, but not the obligation, to sell to Atsion the ELOC Investor Shares from time to time over the 36-month term of the Purchase Agreement.

The information set forth in this ELOC Proposal is qualified in its entirety by reference to the full text of the ELOC Purchase Agreement and RRA attached as Exhibit 99.1 and Exhibit 99.2 to our Current Report on Form 6-K filed with the SEC on July 22, 2025. Shareholders are urged to carefully read these documents.

Background

On July 14, 2025, we entered into the ELOC Purchase Agreement with Atsion, pursuant to which the Company has the right, but not the obligation, to sell up to $100,000,000 (which may be increased to $200,000,000 upon mutual agreement by us and Atsion) of our Class A Ordinary Shares, to Atsion, subject to the terms and conditions set forth therein (the “Equity Facility”). In furtherance of the Equity Facility, the Company and Atsion also entered into a related registration rights agreement (the “RRA”) pursuant to which the Company registered for resale on a registration statement on Form S-1 the Class A Ordinary Shares issuable to Atsion pursuant to the Equity Facility (such registration statement, the “Resale Registration Statement”).

Following the effectiveness of the Resale Registration Statement, the Company began utilizing the Equity Facility and selling Class A ordinary shares pursuant to the Equity Facility and may continue to do so until the 36-month anniversary of the effectiveness of the Resale Registration Statement. If the Company elects to sell Class A ordinary shares to Atsion under the Equity Facility, the Company may require Atsion to purchase, on any given trading day, a maximum of $100,000 of Class A ordinary shares, subject to increases up to $250,000 and $500,000 of Class A ordinary shares, subject to certain stock price and volume requirements as described in the ELOC Purchase Agreement (each such purchase, a “Regular Purchase”). If the Company sells the maximum number of shares permitted in a Regular Purchase on a trading day, the Company may sell additional shares to Atsion subject to certain additional stock price and volume considerations.

The purchase price that Atsion is required to pay per Ordinary Share is equal to the lower of: (i) 95% of the TWAP (as such term is defined in the ELOC Purchase Agreement) of the Class A ordinary shares on the Purchase Date from the time of purchase submission to and including market closing on such date, or (ii) 96% of the lowest single day VWAP (as such term is defined in the ELOC Purchase Agreement) for the four consecutive business days ending on the purchase date. Notwithstanding the foregoing, under no circumstances is the Company permitted to deliver a purchase notice to Atsion if the Class A ordinary shares are trading below $1 per share.

The Company has agreed to use 80% of the net proceeds from the Equity Facility toward the purchase of cryptocurrency assets in connection with the Company’s cryptocurrency treasure strategy. The initial crypto assets will only consist of Bitcoin (BTC), Solana (SOL) and SUI, but may consist of other crypto assets at the sole discretion of the Company. The Company will use the remaining 20% of the net proceeds from the Equity Facility for general corporate purposes and working capital at the sole discretion of the Company.

In consideration for entering into the ELOC Purchase Agreement, the Company has agreed to issue Atsion 250,000 Class A ordinary shares (the “Commitment Shares”). If the aggregate value of the Commitment Shares, as determined pursuant to the ELOC Purchase Agreement, is less than $1,000,000, then the Company has agreed to pay Atsion the difference in cash. The Company has also agreed to reimburse Atsion for certain expenses.

In connection with the Equity Facility, the Company engaged R.F. Lafferty & Co., Inc. and IB Capital LLC, an affiliate of I-Bankers Securities Inc. (collectively, the “Agents”), to act as placement agents. The Company has agreed to pay the Agents an upfront fee of $500,000 in cash or in Class A ordinary shares at the Company’s discretion and has also agreed to pay the Agents a fee of 1.25% of the gross proceeds of sales pursuant to the Equity Facility.

33

On June 4, 2026, the Company and Atsion entered into the into an Amendment No. 1 to the Conditional Waiver of Covenant (the “Amendment 1”) amending the certain provisions of the March 25, 2026 Conditional Waiver of Covenant by and between the Company and Atsion (the “Original Waiver”). The parties had previously entered into the ELOC Purchase Agreement, pursuant to which the Company was prohibited from entering into any variable rate transaction (the “Restriction”). On October 28, 2025, the Company and Atsion entered into a waiver, pursuant to which Atsion agreed to waive the Restriction in relation to an Initial Closing under the PIPE Purchase Agreement. Pursuant to the Original Waiver, Atsion agreed to waive the Restriction in relation to the Second Closing and Third Closing under the PIPE Purchase Agreement. Further the Original Waiver amended the ELOC Purchase Agreement to subjected the Company’s obligation to pay Atsion a commitment fee of $1,000,000 to a payment schedule therein, and if the Company defaults in any of the payments, the entire remaining unpaid balance of the commitment fee shall, at the Atsion’s election, become immediately due and payable, and liquidated damages shall accrue at one percent (1%) of the commitment fee each day. Pursuant to the Amendment 1, if the Company defaults in the payment of commitment fee, the remaining unpaid balance of the commitment fee shall be converted into Class A Ordinary Shares (“Default Shares”) at a conversion price equal to volume-weighted average price of Company’s Class A Ordinary Shares on the day immediately prior to the Share Transfer Date (as defined in the Amendment 1), provided, however, that the number of Default Shares will not exceed 3,000,000 shares. On September 10, 2026, the Company entered into an Amendment No. 2 to the Conditional Waiver of Covenant (the “Amendment 2”) amending the certain provisions of the Original Waiver. Pursuant to the Amendment 2, the parties agreed that the commitment fee payable to Atsion was satisfied in full and Atsion agreed to a full unconditional waiver of the prohibition on the Company from entering into any Variable Rate Transaction (as defined in the ELOC Purchase Agreement) other than with Atsion.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED, AS AN ORDINARY RESOLUTION that for the purposes of, and in accordance with, Nasdaq Listing Rule 5635(d), the issuance by the Company of Class A ordinary shares of the Company pursuant to the purchase agreement dated 14 July 2025 (the “ELOC Purchase Agreement”) between the Company and Atsion Opportunity Fund LLC – Series 1 (“Atsion”), under which, upon the terms and subject to the conditions and limitations set out therein, the Company has the right, but not the obligation, to sell to Atsion up to US$100,000,000 in aggregate of the Company’s Class A ordinary shares from time to time over the 36-month term of the ELOC Purchase Agreement, be and is hereby approved.

Nasdaq Shareholder Approval Requirement; Reasons for the ELOC Proposal

Nasdaq Listing Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Class A ordinary shares (or securities convertible into or exercisable for Class A ordinary shares) equal to 20% or more of the Class A ordinary shares or 20% or more of the voting power outstanding immediately before the issuance.

You are being asked to approve the issuance of the Class A Ordinary Shares in excess of 19.99% of the voting power and number of Class A Ordinary Shares outstanding immediately prior to the ELOC Purchase Agreement in order to provide us with the ability to sell up to the full $100,000,000 of Class A Ordinary Shares under the ELOC Purchase Agreement.

Votes Required for Approval

Approval of the ELOC Proposal requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ELOC PROPOSAL.

34

PROPOSAL 10:

THE ADJOURNMENT PROPOSAL

Overview

If any of the Director Election Proposal, Auditor Ratification Proposal, Third M&AA Ratification Proposal, Authorized Share Capital Proposal, Fourth M&AA Proposal, Share Consolidation Proposal or the A&R M&AA Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies.

Resolution to be Passed

It is proposed that shareholders pass the following resolution:

IT IS RESOLVED, AS AN ORDINARY RESOLUTION to adjourn the Annual Meeting to a later date or dates or sine die, if necessary or desirable, in the opinion of the directors, to permit further solicitation and vote of proxies if, at the time of the Annual Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Votes Required

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the holders of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting, or any adjournment thereof. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PRESENTED.

35

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain shareholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our Annual Report, proxy statement and shareholder letter. Each shareholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our Annual Meetings and our mailing and printing expenses.

If you or another shareholder with whom you share an address currently receive multiple copies of our Annual Report, proxy statement, and/or shareholder letter, or if you hold shares in more than one account, but would like to receive only a single copy of materials for your household, then please contact your broker or us. You can make a request by contacting our Chief Executive Officer, by calling (800) 418-5160 or by mail at 609 Deep Valley Drive, Suite 200, Rolling Hills, CA 90274. If you currently participate in householding and would prefer to receive separate copies of materials for the Annual Meeting, then please contact us in the manner described above and you will receive additional copies, free of charge and promptly upon receipt of your request.

ADDITIONAL INFORMATION

We file period and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Proposals, by contacting the Solicitation Agent at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at the following address or telephone number:

609 Deep Valley Drive, Suite 200

Rolling Hills, CA 90274

Telephone: (800) 418-5160

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than August 1, 2026.

NEXT YEAR’S ANNUAL MEETING

Shareholder Proposals for Inclusion in the Proxy Materials for the 2027 Annual Meeting of Shareholders

Shareholder proposals (other than director nominations) that are submitted for inclusion in our proxy statement for our annual meeting of shareholders to be held in 2027 must follow the procedures and requirements of the federal securities laws, including Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be timely, such proposals must be received by us at our principal executive office no later than May 12, 2027. Any notice of a shareholder proposal must also satisfy the timing and content requirements of our amended and restated articles of association, then in effect, in respect of a shareholders’ requisition. All such proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act, regarding the inclusion of the shareholder proposals in company-sponsored proxy materials.

Director Nominations by a Shareholder Intending to Solicit Proxies for the 2027 Annual Meeting of Shareholders

In addition to satisfying all the requirements under the Company’s amended and restated articles of association, then in effect, to comply with the SEC’s universal proxy rules for the Company’s 2027 annual shareholder meeting, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act not later than July 11, 2027; provided that the date of the meeting has not changed by more than 30 calendar days. If such meeting date is changed by more than 30 days, then the relevant information must be received by the Company the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination. To make a submission or to request a copy of our amended and restated amended and restated articles of association, then in effect, shareholders should contact our Chief Executive Officer.

General Requirements

Any proposal must be delivered to, or mailed and received by, the Company’s Chief Executive Officer at the principal executive offices of the Company, in writing and in proper form, and must set forth the information required by the Company’s amended and restated articles of association, then in effect, and applicable requirements under the Exchange Act rules described above. Any adjournment or postponement of an annual meeting for which notice or a public announcement has been given or made shall not commence a new time period (or extend any time period) for the giving of any shareholder’s notice as described in this section entitled “Next Year’s Annual Meeting.”

OTHER MATTERS

The Board knows of no other matters which may be brought before the Annual Meeting. If any other matters are presented at the Annual Meeting on which a vote may properly be taken, the persons named as proxy holders will vote thereon in accordance with their best judgment.

36

Annex A

Companies Act (Revised)

Company Limited by Shares

THIRD amended and restated memorandum of association OF OFA Group

(Adopted by special resolution passed on 21 May 2026 and effective from 31 July 2026)

Companies Act (Revised)

Company Limited by Shares

Third Amended and Restated

Memorandum of Association

Of

OFA Group

(Adopted by special resolution passed on 21 May 2026 and effective from 31 July 2026)

1	The name of the Company is OFA Group.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The authorised share capital of the Company is US$320,000 divided into:

(a)	10,000,000 Class A Ordinary Shares of a par value of US$0.01 each,

(b)	20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and

(c)	200,000,000 undesignated shares of a par value of US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company.

Subject to the Companies Act and the Articles, the board of directors shall have power to redeem or purchase any of the Company’s Shares and to increase or reduce its authorized share capital and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the board of directors hereinbefore provided.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited By Shares

THIRD amended and restated articles of association of OFA Group

(Adopted by special resolution passed on 21 May 2026 and effective from 31 July 2026)

Contents

1	Definitions, interpretation and exclusion of Table A	1
Definitions		1
Interpretation		4
Exclusion of Table A Articles		5
2	Shares	5
Power to issue Shares and options, with or without special rights		5
Power to issue fractions of a Share		7
Power to pay commissions and brokerage fees		8
Trusts not recognised		8
Security interests		8
Rights of Shares		8
Power to vary class rights		9
Effect of new Share issue on existing class rights		10
No bearer Shares or warrants		10
Treasury Shares		10
Rights attaching to Treasury Shares and related matters		10
Register of Members		11
Annual Return		11
3	Share certificates	11
Issue of share certificates		11
Renewal of lost or damaged share certificates		12
4	Lien on Shares	12
Nature and scope of lien		12
Company may sell Shares to satisfy lien		13
Authority to execute instrument of transfer		13
Consequences of sale of Shares to satisfy lien		13
Application of proceeds of sale		14
5	Calls on Shares and forfeiture	14
Power to make calls and effect of calls		14
Time when call made		14
Liability of joint holders		14
Interest on unpaid calls		15
Deemed calls		15
Power to accept early payment		15
Power to make different arrangements at time of issue of Shares		15
Notice of default		15
Forfeiture or surrender of Shares		16
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		16
Effect of forfeiture or surrender on former Member		16
Evidence of forfeiture or surrender		17
Sale of forfeited or surrendered Shares		17
6	Transfer of Shares	17
Form of Transfer		17
Power to refuse registration for Shares not listed on a Designated Stock Exchange		17
Suspension of transfers		18
Company may retain instrument of transfer		18
Notice of refusal to register		19

7	Transmission of Shares	19
Persons entitled on death of a Member		19
Registration of transfer of a Share following death or bankruptcy		19
Indemnity		20
Rights of person entitled to a Share following death or bankruptcy		20
8	Alteration of capital	20
Increasing, consolidating, converting, dividing and cancelling share capital		20
Dealing with fractions resulting from consolidation of Shares		21
Reducing share capital		21
9	Conversion, redemption and purchase of own Shares	21
Power to issue redeemable Shares and to purchase own Shares		21
Power to pay for redemption or purchase in cash or in specie		22
Effect of redemption or purchase of a Share		22
No conversion rights		22
10	Meetings of Members	22
Annual and extraordinary general meetings		22
Power to call meetings		23
Content of notice		23
Period of notice		24
Persons entitled to receive notice		24
Accidental omission to give notice or non-receipt of notice		25
11	Proceedings at meetings of Members	25
Quorum		25
Lack of quorum		25
Chairman		26
Right of a Director to attend and speak		26
Accommodation of Members at Virtual Meeting		26
Security		26
Adjournment, postponement and cancellation		27
Method of voting		27
Taking of a poll		27
No casting vote		27
Written resolutions		27
Sole-Member Company		29
12	Voting rights of Members	29
Right to vote		29
Rights of joint holders		29
Representation of corporate Members		30
Member with mental disorder		30
Objections to admissibility of votes		30
Form of proxy		31
How and when proxy is to be delivered		31
Voting by proxy		32
13	Number of Directors	33
14	Appointment, disqualification and removal of Directors	33
First Directors		33
No age limit		33
Corporate Directors		33
No shareholding qualification		33

Appointment of Directors		33
Board’s power to appoint Directors		34
Removal of Directors		34
Resignation of Directors		34
Termination of the office of Director		34
15	Alternate Directors	35
Appointment and removal		35
Notices		36
Rights of alternate Director		36
Appointment ceases when the appointor ceases to be a Director		36
Status of alternate Director		36
Status of the Director making the appointment		36
16	Powers of Directors	37
Powers of Directors		37
Directors below the minimum number		37
Appointments to office		37
Provisions for employees		38
Exercise of voting rights		38
Remuneration		38
Disclosure of information		39
17	Delegation of powers	39
Power to delegate any of the Directors’ powers to a committee		39
Local boards		40
Power to appoint an agent of the Company		40
Power to appoint an attorney or authorised signatory of the Company		40
Borrowing Powers		41
Corporate Governance		41
18	Meetings of Directors	41
Regulation of Directors’ meetings		41
Calling meetings		41
Notice of meetings		41
Use of technology		42
Quorum		42
Chairman or deputy to preside		42
Voting		42
Recording of dissent		42
Written resolutions		43
Validity of acts of Directors in spite of formal defect		43
19	Permissible Directors’ interests and disclosure	43
20	Minutes	44
21	Accounts and audit	44
Financial year		44
Auditors		44
22	Record dates	45
23	Dividends	45
Source of dividends		45
Declaration of dividends by Members		45
Payment of interim dividends and declaration of final dividends by Directors		45

Apportionment of dividends		46
Right of set off		46
Power to pay other than in cash		47
How payments may be made		47
Dividends or other monies not to bear interest in absence of special rights		48
Dividends unable to be paid or unclaimed		48
24	Capitalisation of profits	48
Capitalisation of profits or of any share premium account or capital redemption reserve;		48
Applying an amount for the benefit of Members		48
25	Share Premium Account	49
Directors to maintain share premium account		49
Debits to share premium account		49
26	Seal	49
Company seal		49
Duplicate seal		49
When and how seal is to be used		49
If no seal is adopted or used		50
Power to allow non-manual signatures and facsimile printing of seal		50
Validity of execution		50
27	Indemnity	50
Release		51
Insurance		51
28	Notices	52
Form of notices		52
Electronic communications		52
Persons entitled to notices		53
Persons authorised to give notices		53
Delivery of written notices		53
Joint holders		53
Signatures		53
Giving notice to a deceased or bankrupt Member		54
Date of giving notices		54
Saving provision		54
29	Authentication of Electronic Records	55
Application of Articles		55
Authentication of documents sent by Members by Electronic means		55
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		55
Manner of signing		56
Saving provision		56
30	Transfer by way of continuation	56
31	Winding up	57
Distribution of assets in specie		57
No obligation to accept liability		57
32	Amendment of Memorandum and Articles	57
Power to change name or amend Memorandum		57
Power to amend these Articles		57

Companies Act (Revised)

Company Limited by Shares

Third Amended and Restated

Articles of Association

of

OFA Group

(Adopted by special resolution passed on 21 May 2026 and effective from 31 July 2026)

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force;

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

and Article refers to a particular article of these Articles;

Auditors means the auditor or auditors for the time being of the Company;

Board means the board of Directors from time to time;

Board Resolution means (a) a resolution approved at a duly convened and constituted meeting of the Directors by an affirmative vote of a majority of the Directors present at the meeting who voted on the matter, or (b) a written resolution of the Directors passed in accordance with Article 18.14.

Business Day means a day when banks in Grand Cayman, the Cayman Islands are open for the transaction of normal banking business and for the avoidance of doubt, shall not include a Saturday, Sunday or public holiday in the Cayman Islands;

Cayman Islands means the British Overseas Territory of the Cayman Islands;

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Class or Classes mean any class or classes of Shares as may from time to time be issued by the Company;

Class A Ordinary Share means the class A ordinary shares of US$0.01 par value each of the Company, which have the rights set forth in these Articles;

Class B Ordinary Share means the class B ordinary shares of US$0.001 par value each of the Company, which have the rights set forth in these Articles;

Clear Days, in relation to a period of notice, means that period of calendar days excluding:

(a)	the calendar day when the notice is given or deemed to be given; and

(b)	the calendar day for which it is given or on which it is to take effect;

Commission means Securities and Exchange Commission of the United States of America or other federal agency for the time being administering the U.S. Securities Act;

Company means the above-named company;

Default Rate means ten per cent per annum;

Designated Stock Exchanges means the NASDAQ Capital Market in the United States of America for so long as any class of the Company’s Shares are there listed and any other stock exchange on which any class of the Company’s Shares are listed for trading;

Designated Stock Exchange Rules means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchanges;

Directors means the directors for the time being of the Company and the expression Director shall be construed accordingly;

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

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Fully Paid Up means:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth;

General Meeting means a general meeting of the Company duly constituted in accordance with the Articles;

Independent Director means a Director who is an independent director as defined in the Designated Stock Exchange Rules as determined by the Board by Board Resolution;

Member means any person or persons entered on the register of Members from time to time as the holder of a Share;

Memorandum means the memorandum of association of the Company as amended from time to time;

month means a calendar month;

Officer means a person appointed to hold an office in the Company including a Director, alternate Director or liquidator and excluding the Secretary;

Ordinary Resolution means a resolution of a General Meeting passed by a simple majority of the votes by Members who (being entitled to do so) vote in person or by proxy or, in the case of corporation, by their duly authorised representatives, at that meeting. The expression includes a written resolution signed by the requisite majority in accordance with Article 11.14;

Partly Paid Up means:

(a)	in relation to a Share with par value, that the par value for that Share and any premium payable in respect of the issue of that Share, has not been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has not been fully paid or credited as paid in money or money’s worth;

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of the Members;

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;

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Share means a share in the capital of the Company and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a Share;

all references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require.

Special Resolution means a resolution of a General Meeting or a resolution of a meeting of the holders of any class of Shares in a class meeting duly constituted in accordance with the Articles in each case passed by a majority of not less than two-thirds of the votes by Members who (being entitled to do so) vote in person or by proxy at that meeting. The expression includes a unanimous written resolution signed by all Members entitled to vote at such meeting;

Treasury Shares means Shares held in treasury pursuant to the Act and Article 2.15; and

U.S. Securities Act means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

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(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

1.3	The headings in these Articles are intended for convenience only and shall not affect the interpretation of these Articles.

Exclusion of Table A Articles

1.4	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and these Articles about the redemption and purchase of the Shares, the Directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

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2.2	Without limitation to the preceding Article, the Directors may so deal with the unissued Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form):

(a)	either at a premium or at par; or

(b)	with or without preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise.

2.3	Without limitation to the two preceding Articles,

(a)	the Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the Directors may decide;

(b)	the Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

2.4	The Directors may authorize the division of Shares into any number of Classes and the different Classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by a Special Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. The Directors may issue from time to time, out of the authorized share capital of the Company (other than the authorized but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Members; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a)	the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)	whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of shares;

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(d)	whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Members upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other class or any other series of shares;

(f)	whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)	whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. The Company shall not issue Shares to bearer.

Power to issue fractions of a Share

2.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

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Power to pay commissions and brokerage fees

2.6	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional,

for any Shares. That commission may be satisfied by the payment of cash or the allotment of Fully Paid Up or Partly Paid Up Shares or partly in one way and partly in another.

2.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.8	Except as required by Act:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Security interests

2.9	Notwithstanding the preceding Article, the Company may (but shall not be obliged to) recognise a security interest of which it has actual notice over shares. The Company shall not be treated as having recognised any such security interest unless it has so agreed in writing with the secured party.

Rights of Shares

2.10	Subject to Article 2.1, the Memorandum and any Special Resolution to the contrary and without prejudice to any special rights conferred thereby on the holders of any other Shares or class of Shares, Class A Ordinary Shares and Class B Ordinary Shares shall carry equal rights and rank pari passu with one another in all respects other than as set out below:

(a)	Voting Rights:

(i)	Holders of Class A Ordinary Shares and Class B Ordinary Shares have the right to receive notice of, attend, speak and vote at general meetings of the Company. Holders of shares of Class A Ordinary Shares and Class B Ordinary Shares shall, at all times, vote together as a single class on all matters submitted to a vote for Members’ consent.

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(ii)	Each Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to the vote at general meetings of the Company; whereas, each Class B Ordinary Share shall be entitled to twenty five (25) votes on all matters subject to the vote at general meetings of the Company.

(b)	Transfer:

(i)	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange (if applicable), Class A Ordinary Shares may be transferred in accordance with the Articles and any applicable laws.

(ii)	Class B Ordinary Shares shall under no circumstances be transferrable.

(c)	Dividends and Distribution:

(i)	Dividends may be declared or paid, and other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class A Ordinary Share in accordance with the Article 23.

(ii)	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class B Ordinary Share.

Power to vary class rights

2.11	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding not less than 50% of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

2.12	For the purpose of Article 2.10(b), all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class.

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2.13	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such classes of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

Effect of new Share issue on existing class rights

2.14	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares , or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

No bearer Shares or warrants

2.15	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the Directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to the Company in respect of a Treasury Share.

2.18	The Company shall be entered in the register of Members as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

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2.19	Nothing in Article 2.17 prevents an allotment of Shares as Fully Paid Up bonus shares in respect of a Treasury Share and Shares allotted as Fully Paid Up bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the Directors determine.

Register of Members

2.21	The Directors shall keep or cause to be kept a register of Members as required by the Act and may cause the Company to maintain one or more branch registers as contemplated by the Act, provided that where the Company is maintaining one or more branch registers, the Directors shall ensure that a duplicate of each branch register is kept with the Company’s principal register of Members and updated within such number of days of any amendment having been made to such branch register as may be required by the Act.

2.22	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the register of Members may be maintained in accordance with section 40B of the Act.

Annual Return

2.23	The Directors in each calendar year shall prepare or cause to be prepared an annual return and declaration setting forth the particulars required by the Act and shall deliver a copy thereof to the registrar of companies for the Cayman Islands.

3	Share certificates

Issue of share certificates

3.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. If the Directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the Directors may issue to any Member:

(a)	without payment, one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the Directors may determine for every certificate after the first, several certificates each for one or more of that Member’s Shares.

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3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid Up or Partly Paid Up. A certificate may be executed under seal or executed in such other manner as the Directors determine.

3.3	Every certificate shall bear legends required under the applicable laws, including the U.S. Securities Act.

3.4	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

3.5	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any for issuing a replacement share certificate,

as the Directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid Up or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all monies payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those monies are presently payable.

4.2	At any time the Board may by Board Resolution declare any Share to be wholly or partly exempt from the provisions of this Article.

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Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within fourteen Clear Days after that notice is deemed to be given under these Articles,

and Shares to which this Article 4.3 applies shall be referred to as Lien Default Shares.

4.4	The Lien Default Shares may be sold in such manner as the Board determines by Board Resolution.

4.5	To the maximum extent permitted by law, the Directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

4.6	To give effect to a sale, the Directors may authorise any person to execute an instrument of transfer of the Lien Default Shares sold to, or in accordance with the directions of, the purchaser.

4.7	The title of the transferee of the Lien Default Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.8	On a sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Lien Default Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate (if any) for those Lien Default Shares.

4.9	Notwithstanding the provisions of Article 4.8, such person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Lien Default Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The Board may by Board Resolution waive payment wholly or in part or enforce payment without any allowance for the value of the Lien Default Shares at the time of sale or for any consideration received on their disposal.

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Application of proceeds of sale

4.10	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Lien Default Shares have been sold:

(a)	if no certificate for the Lien Default Shares was issued, at the date of the sale; or

(b)	if a certificate for the Lien Default Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Lien Default Shares before the sale.

5	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the Board may by Board Resolution make calls on the Members in respect of any monies unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

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Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The Directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

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Forfeiture or surrender of Shares

5.12	If the notice given pursuant to Article 5.10 is not complied with, the Directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the Board may by Board Resolution determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board by Board Resolution determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the Directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the Directors may by Board Resolution authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all monies which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those monies before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The Directors, however, may waive payment wholly or in part.

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Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a Director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a Director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

6	Transfer of Shares

Form of Transfer

6.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange, a Member may freely transfer Shares (except Class B Ordinary Shares which shall not be transferrable) to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange (if such Shares are listed on the Designated Stock Exchange) or in any other form approved by the Directors, executed:

(a)	where the Shares (except Class B Ordinary Shares which shall not be transferrable) are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares (except Class B Ordinary Shares which shall not be transferrable) are partly paid, by or on behalf of that Member and the transferee.

6.2	The transferor shall be deemed to remain the holder of a Share (except Class B Ordinary Shares which shall not be transferrable) until the name of the transferee is entered into the Register of Members.

Power to refuse registration for Shares not listed on a Designated Stock Exchange

6.3	Where any class of the Shares in question are not listed on or subject to the rules of any Designated Stock Exchange, registration of any transfer of shares must be approved by the Directors by Board Resolution, and the Directors may in their absolute discretion decline to register any transfer of such Shares which are not Fully Paid Up or on which the Company has a lien. The Directors may also, but are not required to, decline to register any transfer of any such Share unless:

(a)	the instrument of transfer is lodged with the Company, accompanied by the certificate (if any) for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

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(b)	the instrument of transfer is in respect of only one class of Shares;

(c)	the instrument of transfer is properly stamped, if required;

(d)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four;

(e)	the Shares transferred are Fully Paid Up and free of any lien in favour of the Company; and

(f)	any applicable fee of such maximum sum as the Designated Stock Exchanges may determine to be payable, or such lesser sum as the Board may from time to time require, related to the transfer is paid to the Company.

Suspension of transfers

6.4	The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and the register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the register of Members closed for more than 30 days in any year.

Company may retain instrument of transfer

6.5	All instruments of transfer that are registered shall be retained by the Company.

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Notice of refusal to register

6.6	If the Directors refuse to register a transfer of any Shares of any class not listed on a Designated Stock Exchange, they shall within one month after the date on which the instrument of transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

7	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

7.4	That person must produce such evidence of his entitlement as the Directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid Up, the transferor must execute an instrument of transfer; and

(b)	if the Share is nil or Partly Paid Up, the transferor and the transferee must execute an instrument of transfer.

7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

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Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the Directors against any loss or damage suffered by the Company or the Directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares.

8	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

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Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the Directors may on behalf of those Members deal with the fractions as it thinks fit, including (without limitation):

(a)	either round up or down the fraction to the nearest whole number, such rounding to be determined by the Directors acting in their sole discretion; or

(b)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(c)	distribute the net proceeds in due proportion among those Members.

8.3	For the purposes of Article 8.2, the Directors may authorise some person to execute an instrument of transfer of the Shares to, in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

8.4	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9	Conversion, redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its Directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its Directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the Directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the Directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

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Power to pay for redemption or purchase in cash or in specie

9.2	When making a payment in respect of the redemption or purchase of Shares, the Directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.3	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Share, as the Directors may determine.

9.4	For the purpose of Article 9.3, the date of redemption or purchase is the date when the Member’s name is removed from the register of Members with respect to the Shares the subject of the redemption or purchase.

No conversion rights

9.5	Class A Ordinary Shares shall not be convertible into Class B Ordinary Shares.

9.6	Class B Ordinary Shares shall not be convertible into Class A Ordinary Shares.

10	Meetings of Members

Annual and extraordinary general meetings

10.1	The Company may, but shall not (unless required by the applicable Designated Stock Exchange Rules) be obligated to, in each year hold a general meeting as an annual general meeting, which, if held, shall be convened by the chairman of the Board, or the Directors by Board Resolution, in accordance with these Articles.

10.2	All general meetings other than annual general meetings shall be called extraordinary general meetings.

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Power to call meetings

10.3	The chairman of the Board, or the Directors may by Board Resolution, call a general meeting at any time.

10.4	If there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, the Directors must call a general meeting for the purpose of appointing additional Directors.

10.5	The Directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.6	Any one or more Members holding not less than one-third of all votes attaching to the total issued and paid up share capital of the Company at the date of deposit of the requisition shall at all times have the right, by written requisition to the Board or the Secretary, to require an extraordinary general meeting to be called by the Board for the transaction of any business specified in such requisition; and such meeting shall be held within two (2) months after the deposit of such requisition. If within twenty one (21) days of such deposit the Board fails to proceed to convene such meeting the requisitionist(s) himself (themselves) may do so in the same manner, and all reasonable expenses incurred by the requisitionist(s) as a result of the failure of the Board shall be reimbursed to the requisitionist(s) by the Company.

10.7	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)	be delivered in accordance with the notice provisions.

10.8	Without limitation to the foregoing, if there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, any one or more Members who together hold at least five per cent of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional Directors.

10.9	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.10	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

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(b)	whether the meeting will be held virtually, at a physical place or both;

(c)	if the meeting is to be held in any part at a physical place, the address of such place;

(d)	if the meeting is to be held in two or more places, or in any part virtually, the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilise such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(e)	subject to paragraph (f) and the requirements of (to the extent applicable) the Designated Stock Exchange Rules, the general nature of the business to be transacted; and

(f)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.11	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

10.12	At least seven Clear Days’ notice of an annual general meeting must be given to Members. For any other general meeting, at least five Clear Days’ notice must be given to Members.

10.13	Subject to the Act, a meeting may be convened on shorter notice, subject to the Act with the consent of the Member or Members who, individually or collectively, hold at least ninety per cent of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.14	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member;

(c)	the Directors; and

(d)	the Auditors (if appointed).

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10.15	The Board may by Board Resolution determine that the Members entitled to receive notice of, attend and vote at a meeting are those persons entered on the register of Members at the close of business on a day determined by the Board.

Accidental omission to give notice or non-receipt of notice

10.16	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.17	In addition, where a notice of meeting is published on a website proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy at the meeting. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: one or more Members holding Shares that represent not less than one-third of the outstanding Shares carrying the right to vote at such general meeting.

Lack of quorum

11.2	If a quorum is not present at the meeting within fifteen minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Directors. If a quorum is not present at the meeting within fifteen minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy at the meeting shall constitute a quorum.

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Chairman

11.3	The chairman of a general meeting (including a Virtual Meeting) shall be the chairman of the Board appointed by Board Resolution, or such other Director as the Directors have nominated to chair Board meetings in the absence of the chairman of the Board. Absent any such person being present at the meeting within fifteen minutes of the time appointed for the meeting, the Directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

11.4	If no Director is present within fifteen minutes of the time appointed for the meeting, or if no Director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a Director to attend and speak

11.5	Even if a Director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.

Accommodation of Members at Virtual Meeting

11.6	A Member entitled to receive notice and attend a meeting will be deemed to be in attendance at such meeting despite their attendance being virtual if adequate facilities are available to ensure that the Member is able to:

(a)	to participate in the business for which the meeting has been convened; and

(b)	to hear all that happens at the meeting.

Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting.

Security

11.7	In addition to any measures which the Board may be required to take due to the location or venue of the meeting, the Board may make any arrangement and impose any restriction it considers appropriate and reasonable in the circumstances to ensure the security of a meeting including, without limitation, the searching of any person attending the meeting and the imposing of restrictions on the items of personal property that may be taken into the meeting place. The Board may refuse entry to, or eject from, a meeting a person who refuses to comply with any such arrangements or restrictions.

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Adjournment, postponement and cancellation

11.8	A meeting may be:

(a)	postponed or cancelled prior to the meeting at the discretion of the Directors by written notice provided to all persons entitled to attend the meeting, unless the meeting was requisitioned by Members or otherwise called by Members pursuant to Article 10; or

(b)	adjourned, with or without an appointed date for resumption, at any time during the meeting at the discretion of the chairman with the consent of the Members constituting a quorum.

The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

11.9	Should a meeting be adjourned for more than 7 Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least 7 Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.10	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

11.11	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held as a Virtual Meeting or in more than one place, the chairman may appoint scrutineers virtually and in more than one place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

No casting vote

11.12	In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

Written resolutions

11.13	Without limitation to section 60(1) of the Act, Members may pass a Special Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are given notice of the resolution as if the same were being proposed at a meeting of Members;

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(b)	all Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed when all such Members have so signified their agreement to the resolution.

11.14	Members may pass an Ordinary Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are:

(i)	given notice of the resolution as if the same were being proposed at a meeting of Members; and

(ii)	notified in the same or an accompanying notice of the date by which the resolution must be passed if it is not to lapse, being a period of 7 days beginning with the date that the notice is first given;

(b)	the required majority of the Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed upon the later of these dates: (i) subject to the following Article, the date next immediately following the end of the period of 5 days beginning with the date that notice of the resolution is first given and (ii) the date when the required majority have so signified their agreement to the resolution. However, the proposed written resolution lapses if it is not passed before the end of the period of 7 days beginning with the date that notice of it is first given.

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11.15	If all Members entitled to be given notice of the Ordinary Resolution consent, a written resolution may be passed as soon as the required majority have signified their agreement to the resolution, without any minimum period of time having first elapsed. Save that the consent of the majority may be incorporated in the written resolution, each consent shall be in writing or given by Electronic Record and shall otherwise be given to the Company in accordance with Article 28 (Notices) prior to the written resolution taking effect.

11.16	The Directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

11.17	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

Sole-Member Company

11.18	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

12	Voting rights of Members

Right to vote

12.1	Subject to the following, unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

12.2	Members may vote in person or by proxy.

12.3	On a poll, each Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to vote at general meetings of the Company, and each Class B Ordinary Share shall be entitled to twenty five (25) votes on all matters subject to vote at general meetings of the Company. A fraction of a Class A Ordinary Share shall entitle its holder to an equivalent fraction of one (1) vote, and a fraction of a Class B Ordinary Share shall entitle its holder to an equivalent fraction of twenty five (25) votes.

12.4	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.5	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of Members shall be accepted to the exclusion of the votes of the other joint holder.

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Representation of corporate Members

12.6	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.7	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

12.8	The authorisation may be for any period of time, and must be delivered to the Company before the commencement of the meeting at which it is first used.

12.9	The Directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.10	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.11	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the Directors of the Company had actual notice of the revocation.

Member with mental disorder

12.12	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

12.13	For the purpose of the preceding Article, evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.14	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

12.15	An instrument appointing a proxy shall be in any common form or in any other form approved by the Directors.

12.16	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the Directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.17	The Directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.18	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with Article 12.16.

12.19	No revocation by a Member of the appointment of a proxy made in accordance with Article 12.18 will affect the validity of any acts carried out by the relevant proxy before the Directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

12.20	Subject to the following Articles, the Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the Directors) must be delivered so that it is received by the Company before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

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(ii)	to such other place within the Cayman Islands specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

(c)	Notwithstanding Article 12.20(a) and Article 12.20(b), the chairman of the Company may, in any event at his discretion, direct that an instrument of proxy shall be deemed to have been duly deposited.

12.21	If the form of appointment of proxy is not delivered on time, it is invalid.

12.22	When two or more valid but differing appointments of proxy are delivered or received in respect of the same Share for use at the same meeting and in respect of the same matter, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that Share. lf the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that Share.

12.23	The Board may at the expense of the Company send forms of appointment of proxy to the Members by post (that is to say, pre-paying and posting a letter), or by Electronic communication or otherwise (with or without provision for their return by pre-paid post) for use at any general meeting or at any separate meeting of the holders of any class of Shares, either blank or nominating as proxy in the alternative any one or more of the Directors or any other person. lf for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the Members entitled to be sent notice of the meeting and to vote at it. The accidental omission to send such a form of appointment or to give such an invitation to, or the non-receipt of such form of appointment by, any Member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting

Voting by proxy

12.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

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12.25	The instrument appointing a proxy to vote at a meeting shall not confer any further right to speak at the meeting, except with the permission of the chairman of the meeting.

13	Number of Directors

13.1	There shall be a Board consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors. Unless fixed by Ordinary Resolution, the maximum number of Directors shall be unlimited.

14	Appointment, disqualification and removal of Directors

First Directors

14.1	The first Directors shall be appointed in writing by the subscriber or subscribers to the Memorandum, or a majority of them.

No age limit

14.2	There is no age limit for Directors save that they must be at least eighteen years of age.

Corporate Directors

14.3	Unless prohibited by law, a body corporate may be a Director. If a body corporate is a Director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about Directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for Directors is fixed by Ordinary Resolution, no Director shall be required to own Shares as a condition of his appointment.

Appointment of Directors

14.5	A Director may be appointed by Ordinary Resolution or by the Directors. Any appointment may be to fill a vacancy or as an additional Director.

14.6	A remaining Director may appoint a Director even though there is not a quorum of Directors.

14.7	No appointment can cause the number of Directors to exceed the maximum (if one is set); and any such appointment shall be invalid.

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14.8	For so long as Shares are listed on a Designated Stock Exchange, the Directors shall include at least such number of Independent Directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require as determined by the Board by Board Resolution.

Board’s power to appoint Directors

14.9	Without prejudice to the Company’s power to appoint a person to be a Director pursuant to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board, subject to the total number of Directors not exceeding any maximum number fixed by or in accordance with these Articles.

14.10	An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Members or re-appointment by the Board.

Removal of Directors

14.11	A Director may be removed by Board Resolution.

Resignation of Directors

14.12	A Director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.13	Unless the notice specifies a different date, the Director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of Director

14.14	A Director may retire from office as a Director by giving notice in writing to that effect to the Company at the registered office, which notice shall be effective upon such date as may be specified in the notice, failing which upon delivery to the registered office.

14.15	Without prejudice to the provisions in these Articles for retirement (by rotation or otherwise), a Director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a Director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	he resigns his office by notice to the Company; or

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(d)	he only held office as a Director for a fixed term and such term expires; or

(e)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a Director; or

(f)	he is given notice by the majority of the other Directors (not being less than two in number) to vacate office (without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such Director); or

(g)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(h)	without the consent of the other Directors, he is absent from meetings of Directors for a continuous period of six months.

15	Alternate Directors

Appointment and removal

15.1	Any Director may appoint any other person, including another Director, to act in his place as an alternate Director. No appointment shall take effect until the Director has given notice of the appointment to the Board.

15.2	A Director may revoke his appointment of an alternate at any time. No revocation shall take effect until the Director has given notice of the revocation to the Board.

15.3	A notice of appointment or removal of an alternate Director shall be effective only if given to the Company by one or more of the following methods:

(a)	by notice in writing in accordance with the notice provisions contained in these Articles;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

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(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.4	All notices of meetings of Directors shall continue to be given to the appointing Director and not to the alternate.

Rights of alternate Director

15.5	An alternate Director shall be entitled to attend and vote at any Board meeting or meeting of a committee of the Directors at which the appointing Director is not personally present, and generally to perform all the functions of the appointing Director in his absence. An alternate Director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate Director.

Appointment ceases when the appointor ceases to be a Director

15.6	An alternate Director shall cease to be an alternate Director if:

(a)	the Director who appointed him ceases to be a Director; or

(b)	the Director who appointed him revokes his appointment by notice delivered to the Board or to the registered office of the Company or in any other manner approved by the Board; or

(c)	in any event happens in relation to him which, if he were a Director of the Company, would cause his office as Director to be vacated.

Status of alternate Director

15.7	An alternate Director shall carry out all functions of the Director who made the appointment.

15.8	Save where otherwise expressed, an alternate Director shall be treated as a Director under these Articles.

15.9	An alternate Director is not the agent of the Director appointing him.

15.10	An alternate Director is not entitled to any remuneration for acting as alternate Director.

Status of the Director making the appointment

15.11	A Director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

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16	Powers of Directors

Powers of Directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles the business of the Company shall be managed by the Directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the Directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may, by Special Resolution, validate any prior or future act of the Directors which would otherwise be in breach of their duties.

Directors below the minimum number

16.3	If the number of Directors is less than the minimum prescribed in accordance with these Articles, the remaining Director or Directors shall act only for the purposes of appointing an additional Director or Directors to make up such minimum or of convening a general meeting of the Company for the purpose of making such appointment. lf there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless he is re-elected during such meeting.

Appointments to office

16.4	The Directors may by Board Resolution appoint a Director:

(a)	as chairman of the Board;

(b)	as managing Director;

(c)	to any other executive office,

for such period, and on such terms, including as to remuneration as they think fit.

16.5	The appointee must consent in writing to holding that office.

16.6	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of Directors.

16.7	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the Directors may nominate one of their number to act in place of the chairman should he ever not be available.

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16.8	Subject to the provisions of the Act, the Directors may also appoint and remove any person, who need not be a Director:

(a)	as Secretary; and

(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the Directors decide.

16.9	The Secretary or Officer must consent in writing to holding that office.

16.10	A Director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Provisions for employees

16.11	The Board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings (or any member of his family or any person who is dependent on him) in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiary undertakings.

Exercise of voting rights

16.12	The Board may exercise the voting power conferred by the Shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including, without limitation, the exercise of that power in favour of any resolution appointing any Director as a Director of such body corporate, or voting or providing for the payment of remuneration to the Directors of such body corporate).

Remuneration

16.13	Every Director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as Director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at Directors’ meetings.

16.14	Until otherwise determined by the Company by Ordinary Resolution, the Directors (other than alternate Directors) shall be entitled to such remuneration by way of fees for their services in the office of Director as the Directors may determine.

16.15	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the Director or to any other person connected to or related to him.

16.16	Unless his fellow Directors determine otherwise, a Director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

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Disclosure of information

16.17	Subject to compliance with applicable laws, including the applicable federal securities laws of the United States, the Directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of Members relating to a Member, (and they may authorise any Director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the Designated Stock Exchange Rules; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the Directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17	Delegation of powers

Power to delegate any of the Directors’ powers to a committee

17.1	The Directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-Directors so long as the majority of those persons are Directors. For so long as Shares are listed on a Designated Stock Exchange, any such committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

17.2	The delegation may be collateral with, or to the exclusion of, the Directors’ own powers.

17.3	The delegation may be on such terms as the Directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the Directors at will.

17.4	Unless otherwise permitted by the Directors, a committee must follow the procedures prescribed for the taking of decisions by Directors.

17.5	For so long as Shares are listed on a Designated Stock Exchange, the Board shall by Board Resolution establish an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in these Articles. Each of the audit committee, compensation committee and nominating and corporate governance committee shall consist of at least three Directors (or such larger minimum number as may be required from time to time by the Designated Stock Exchange Rules). The majority of the committee members on each of the compensation committee and nominating and corporate governance committee shall be Independent Directors. The audit committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

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Local boards

17.6	The Board may by Board Resolution establish any local or divisional board or agency for managing any of the affairs of the Company whether in the Cayman Islands or elsewhere and may appoint any persons to be members of a local or divisional Board, or to be managers or agents, and may fix their remuneration.

17.7	The Board may by Board Resolution delegate to any local or divisional board, manager or agent any of its powers and authorities (with power to sub-delegate) and may authorise the members of any local or divisional board or any of them to fill any vacancies and to act notwithstanding vacancies.

17.8	Any appointment or delegation under Article 17.6 and Article 17.7 may be made on such terms and subject to such conditions as the Board thinks fit and the Board may by Board Resolution remove any person so appointed, and may revoke or vary any delegation.

Power to appoint an agent of the Company

17.9	The Directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The Directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

17.10	The Directors may appoint any person, whether nominated directly or indirectly by the Directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the Directors under these Articles. The Directors may do so by power of attorney or any other manner they think fit.

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17.11	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the Directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

17.12	The Board may by Board Resolution remove any person appointed under Article 17.10 and may revoke or vary the delegation.

Borrowing Powers

17.13	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets both present and future and uncalled capital, or any part thereof, and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or its parent undertaking (if any) or any subsidiary undertaking of the Company or of any third party.

Corporate Governance

17.14	The Board may by Board Resolution, from time to time, and except as required by applicable law or the Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Board on various corporate governance related matters as the Board shall determine by Board Resolution from time to time.

18	Meetings of Directors

Regulation of Directors’ meetings

18.1	Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any Director may call a meeting of Directors at any time. The Secretary must call a meeting of the Directors if requested to do so by a Director.

Notice of meetings

18.3	Notice of a Board meeting may be given to a Director personally or by word of mouth or given in writing or by Electronic communications at such address as he may from time to time specify for this purpose (or, if he does not specify an address, at his last known address). A Director may waive his right to receive notice of any meeting either prospectively or retrospectively.

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Use of technology

18.4	A Director may participate in a meeting of Directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.5	A Director participating in this way is deemed to be present in person at the meeting.

Quorum

18.6	The quorum for the transaction of business at a meeting of Directors shall be one unless the Directors fix some other number.

Chairman or deputy to preside

18.7	The Board may by Board Resolution appoint a chairman and one or more deputy chairman or chairmen and may at any time revoke any such appointment.

18.8	The chairman, or failing him any deputy chairman (the longest in office taking precedence if more than one is present), shall preside at all Board meetings. If no chairman or deputy chairman has been appointed, or if he is not present within five minutes after the time fixed for holding the meeting, or is unwilling to act as chairman of the meeting, the Directors present shall choose one of their number to act as chairman of the meeting.

Voting

18.9	A question which arises at a Board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Recording of dissent

18.10	A Director present at a meeting of Directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A Director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

18.11	The Directors may pass a resolution in writing without holding a meeting if all Directors sign a document or sign several documents in the like form each signed by one or more of those Directors.

18.12	A written resolution signed by a validly appointed alternate Director need not also be signed by the appointing Director.

18.13	A written resolution signed personally by the appointing Director need not also be signed by his alternate.

18.14	A resolution in writing passed pursuant to Article 18.11, Article 18.12 and/or Article 18.13 shall be as effective as if it had been passed at a meeting of the Directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last Director signs (and for the avoidance of doubt, such day may or may not be a Business Day).

Validity of acts of Directors in spite of formal defect

18.15	All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director or an alternate Director, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director or member of the committee, or that any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified and had continued to be a Director or alternate Director and had been entitled to vote.

19	Permissible Directors’ interests and disclosure

19.1	A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein provided the Director discloses to his fellow directors the nature and extent of any material interests in respect of any contract or transaction or proposed contract or transaction and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

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20	Minutes

20.1	The Company shall cause minutes to be made in books of:

(a)	all appointments of Officers and committees made by the Board and of any such Officer’s remuneration; and

(b)	the names of Directors present at every meeting of the Directors, a committee of the Board, the Company or the holders of any class of shares or debentures, and all orders, resolutions and proceedings of such meetings.

20.2	Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

21	Accounts and audit

21.1	The Directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

21.2	The books of account shall be kept at the registered office of the Company and shall always be open to inspection by the Directors. No Member (other than a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Act or as authorised by the Directors or by Ordinary Resolution.

Financial year

21.3	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31 March in each year and begin on 1 April in each year.

Auditors

21.4	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

21.5	At any general meeting convened and held at any time in accordance with these Articles, the Members may, by Ordinary Resolution, remove the Auditor before the expiration of his term of office. If they do so, the Members shall, by Ordinary Resolution, at that meeting appoint another Auditor in his stead for the remainder of his term.

21.6	The Auditors shall examine such books, accounts and vouchers; as may be necessary for the performance of their duties.

21.7	The Auditors shall, if so requested by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Company.

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22	Record dates

22.1	Except to the extent of any conflicting rights attached to Shares, the resolution declaring a dividend on Shares of any class, whether it be an Ordinary Resolution of the Members or a Board Resolution, may specify that the dividend is payable or distributable to the persons registered as the holders of those Shares at the close of business on a particular date, notwithstanding that the date may be a date prior to that on which the resolution is passed.

22.2	If the resolution does so specify, the dividend shall be payable or distributable to the persons registered as the holders of those Shares at the close of business on the specified date in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of the dividend of transferors and transferees of any of those Shares.

22.3	The provisions of this Article apply, mutatis mutandis, to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.

23	Dividends

Source of dividends

23.1	Dividends may be declared and paid out of any funds of the Company lawfully available for distribution.

23.2	Subject to the requirements of the Act regarding the application of a company’s Share premium account and with the sanction of an Ordinary Resolution, dividends may also be declared and paid out of any share premium account.

Declaration of dividends by Members

23.3	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the Directors.

23.4	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class B Ordinary Share.

Payment of interim dividends and declaration of final dividends by Directors

23.5	Subject to Article 23.4, the Directors may by Board Resolution declare and pay interim dividends or recommend final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

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23.6	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the Directors in the dividend Board Resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the Directors in the dividend Board Resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the Board Resolution.

If the Board Resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

23.7	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the Directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The Directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the Directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

23.8	Except as otherwise provided by the rights attached to Shares all dividends shall be declared and paid according to the amounts Paid Up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount Paid Up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

23.9	The Directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

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Power to pay other than in cash

23.10	If the Directors so determine, any Board Resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the Directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

23.11	Subject to Article 23.4, a dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

23.12	For the purposes of Article 23.11(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purposes of Article 23.11(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

23.13	Subject to Article 23.4, if two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

23.14	Subject to Article 23.4, any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

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Dividends or other monies not to bear interest in absence of special rights

23.15	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

23.16	Subject to Article 23.4, if a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the Directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

23.17	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

24	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve;

24.1	The Directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

24.2	Subject to Article 23.4, the amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Up Shares, debentures or other securities of the Company to that Member or as that Member directs. The Directors may resolve that any Shares issued to the Member in respect of Partly Paid Up Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain Partly Paid Up.

Applying an amount for the benefit of Members

24.3	Subject to Article 23.4, the amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

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24.4	Subject to the Act, if a fraction of a Share, a debenture or other security is allocated to a Member, the Directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

25	Share Premium Account

Directors to maintain share premium account

25.1	The Directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

25.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

25.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the Directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

26	Seal

Company seal

26.1	The Company may have a seal if the Directors so determine by Board Resolution.

Duplicate seal

26.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the Directors so determine by Board Resolution, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

26.3	A seal may only be used by the authority of the Directors. Unless the Directors otherwise determine by Board Resolution, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a Director (or his alternate) and the Secretary; or

49

(b)	by a single Director (or his alternate).

If no seal is adopted or used

26.4	If the Directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a Director (or his alternate) and the Secretary; or

(b)	by a single Director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

26.5	The Directors may determine by Board Resolution that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

26.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the Director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

27	Indemnity

27.1	To the extent permitted by law, the Company shall indemnify each existing or former Director (including alternate Director), Secretary and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Director (including alternate Director), Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Director’s (including alternate Director’s), Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Director (including alternate Director), Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

50

No such existing or former Director (including alternate Director), Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty.

27.2	To the extent permitted by Act, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Director (including alternate Director), Secretary or Officer of the Company in respect of any matter identified in Article 27.1 on condition that the Director (including alternate Director), Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Director (including alternate Director), Secretary or that Officer for those legal costs.

Release

27.3	To the extent permitted by Act, the Company may by Special Resolution release any existing or former Director (including alternate Director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

Insurance

27.4	To the extent permitted by Act, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the Directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former Director (including alternate Director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

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28	Notices

Form of notices

28.1	Save where these Articles provide otherwise, and subject to the Designated Stock Exchange Rules, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

28.2	A notice may only be given to the Company in an Electronic Record if:

(a)	the Directors so resolve or otherwise accept the notice; or

(b)	any Director or Officer provides the giver of the notice an electronic address to which the notice may be sent and a notice is sent to that address within a reasonable period of time.

28.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has provided the giver of an Electronic address to which notice may be sent.

28.4	Subject to the Act, the Designated Stock Exchange Rules and to any other rules which the Company is bound to follow, the Company may also send any notice or other document pursuant to these Articles to a Member by publishing that notice or other document on a website where:

(a)	the Company and the Member have agreed to his having access to the notice or document on a website (instead of it being sent to him);

(b)	the notice or document is one to which that agreement applies;

(c)	the Member is notified (in accordance with any requirements laid down by the Act and, in a manner for the time being agreed between him and the Company for the purpose) of:

(i)	the publication of the notice or document on a website;

(ii)	the address of that website; and

52

(iii)	the place on that website where the notice or document may be accessed, and how it may be accessed; and

(d)	the notice or document is published on that website throughout the publication period, provided that, if the notice or document is published on that website for a part, but not all of, the publication period, the notice or document shall be treated as being published throughout that period if the failure to publish that notice of document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid. For the purposes of this Article 28.4 “publication period” means a period of not less than seven days, beginning on the day on which the notification referred to in Article 28.4(c) is deemed sent.

Persons entitled to notices

28.5	Any notice or other document to be given to a Member may be given by reference to the register of Members as it stands at any time within the period of seven days before the day that the notice is given or (where and as applicable) within any other period permitted by, or in accordance with the requirements of, (to the extent applicable) the Designated Stock Exchange Rules and/or the Designated Stock Exchanges. No change in the register of Members after that time shall invalidate the giving of such notice or document or require the Company to give such item to any other person.

Persons authorised to give notices

28.6	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a Director or company secretary of the Company or a Member.

Delivery of written notices

28.7	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or Director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

28.8	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of Members.

Signatures

28.9	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

28.10	An Electronic Record may be signed by an Electronic Signature.

53

Evidence of transmission

28.11	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

28.12	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

28.13	A Member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares shall be deemed to have received due notice of the meeting and, where requisite, of the purposes for which it was called.

Giving notice to a deceased or bankrupt Member

28.14	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

28.15	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

28.16	A notice is given on the date identified in the following table

Method for giving notices	When taken to be given
(A) Personally	At the time and date of delivery
(B) By leaving it at the Member’s registered address	At the time and date it was left
(C) By posting it by prepaid post to the street or postal address of that recipient	48 hours after the date it was posted
(D) By Electronic Record (other than publication on a website), to recipient’s Electronic address	48 hours after the date it was sent
(E) By publication on a website	24 hours after the date on which the Member is deemed to have been notified of the publication of the notice or document on the website

Saving provision

28.17	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of Directors and written resolutions of Members.

54

29	Authentication of Electronic Records

Application of Articles

29.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a Director or other Officer of the Company, shall be deemed to be authentic if either Article 29.2 or Article 29.4 applies.

Authentication of documents sent by Members by Electronic means

29.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

29.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 28.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

29.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

55

This Article 29.4 applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

29.5	For example, where a sole Director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that Director unless Article 29.7 applies.

Manner of signing

29.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

29.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

30	Transfer by way of continuation

30.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

30.2	To give effect to any resolution made pursuant to the preceding Article, the Directors may cause the following:

(a)	an application be made to the Registrar of Companies of the Cayman Islands to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

56

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

31	Winding up

Distribution of assets in specie

31.1	If the Company is wound up the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the holders of the Class A Ordinary Shares the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as among the holders of the Class A Ordinary Shares; and/or

(b)	to vest the whole or any part of the assets in trustees for the benefit of the holders of the Class A Ordinary Shares and those liable to contribute to the winding up.

31.2	No distribution (whether in cash or otherwise) of the Company’s assets on a winding up may be made to a holder of a Class B Ordinary Share.

No obligation to accept liability

31.3	No Member shall be compelled to accept any assets if an obligation attaches to them.

31.4	The Directors are authorised to present a winding up petition

31.5	The Directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

32	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

32.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

32.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

57

Annex B

Companies Act (Revised)

Company Limited by Shares

fourth amended and restated memorandum of association OF OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

Companies Act (Revised)

Company Limited by Shares

Fourth Amended and Restated

Memorandum of Association

Of

OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

1	The name of the Company is OFA Group.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The authorised share capital of the Company is US$22,520,000 divided into:

(a)	250,000,000 Class A Ordinary Shares of a par value of US$0.01 each,

(b)	20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and

(c)	2,000,000,000 undesignated shares of a par value of US$0.01 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company.

Subject to the Companies Act and the Articles, the board of directors shall have power to redeem or purchase any of the Company’s Shares and to increase or reduce its authorized share capital and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the board of directors hereinbefore provided.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited By Shares

fourth amended and restated articles of association of OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

Contents

1	Definitions, interpretation and exclusion of Table A	1
Definitions		1
Interpretation		4
Exclusion of Table A Articles		5
2	Shares	5
Power to issue Shares and options, with or without special rights		5
Power to issue fractions of a Share		7
Power to pay commissions and brokerage fees		8
Trusts not recognised		8
Security interests		8
Rights of Shares		8
Power to vary class rights		9
Effect of new Share issue on existing class rights		10
No bearer Shares or warrants		10
Treasury Shares		10
Rights attaching to Treasury Shares and related matters		10
Register of Members		11
Annual Return		11
3	Share certificates	11
Issue of share certificates		11
Renewal of lost or damaged share certificates		12
4	Lien on Shares	12
Nature and scope of lien		12
Company may sell Shares to satisfy lien		13
Authority to execute instrument of transfer		13
Consequences of sale of Shares to satisfy lien		13
Application of proceeds of sale		14
5	Calls on Shares and forfeiture	14
Power to make calls and effect of calls		14
Time when call made		14
Liability of joint holders		14
Interest on unpaid calls		15
Deemed calls		15
Power to accept early payment		15
Power to make different arrangements at time of issue of Shares		15
Notice of default		15
Forfeiture or surrender of Shares		16
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		16
Effect of forfeiture or surrender on former Member		16
Evidence of forfeiture or surrender		17
Sale of forfeited or surrendered Shares		17
6	Transfer of Shares	17
Form of Transfer		17
Power to refuse registration for Shares not listed on a Designated Stock Exchange		17
Suspension of transfers		18
Company may retain instrument of transfer		18
Notice of refusal to register		19

7	Transmission of Shares	19
Persons entitled on death of a Member		19
Registration of transfer of a Share following death or bankruptcy		19
Indemnity		20
Rights of person entitled to a Share following death or bankruptcy		20
8	Alteration of capital	20
Increasing, consolidating, converting, dividing and cancelling share capital		20
Dealing with fractions resulting from consolidation of Shares		21
Reducing share capital		21
9	Conversion, redemption and purchase of own Shares	21
Power to issue redeemable Shares and to purchase own Shares		21
Power to pay for redemption or purchase in cash or in specie		22
Effect of redemption or purchase of a Share		22
No conversion rights		22
10	Meetings of Members	22
Annual and extraordinary general meetings		22
Power to call meetings		23
Content of notice		23
Period of notice		24
Persons entitled to receive notice		24
Accidental omission to give notice or non-receipt of notice		25
11	Proceedings at meetings of Members	25
Quorum		25
Lack of quorum		25
Chairman		26
Right of a Director to attend and speak		26
Accommodation of Members at Virtual Meeting		26
Security		26
Adjournment, postponement and cancellation		27
Method of voting		27
Taking of a poll		27
No casting vote		27
Written resolutions		27
Sole-Member Company		29
12	Voting rights of Members	29
Right to vote		29
Rights of joint holders		29
Representation of corporate Members		30
Member with mental disorder		30
Objections to admissibility of votes		30
Form of proxy		31
How and when proxy is to be delivered		31
Voting by proxy		32
13	Number of Directors	33
14	Appointment, disqualification and removal of Directors	33
First Directors		33
No age limit		33
Corporate Directors		33
No shareholding qualification		33

Appointment of Directors		33
Board’s power to appoint Directors		34
Removal of Directors		34
Resignation of Directors		34
Termination of the office of Director		34
15	Alternate Directors	35
Appointment and removal		35
Notices		36
Rights of alternate Director		36
Appointment ceases when the appointor ceases to be a Director		36
Status of alternate Director		36
Status of the Director making the appointment		36
16	Powers of Directors	37
Powers of Directors		37
Directors below the minimum number		37
Appointments to office		37
Provisions for employees		38
Exercise of voting rights		38
Remuneration		38
Disclosure of information		39
17	Delegation of powers	39
Power to delegate any of the Directors’ powers to a committee		39
Local boards		40
Power to appoint an agent of the Company		40
Power to appoint an attorney or authorised signatory of the Company		40
Borrowing Powers		41
Corporate Governance		41
18	Meetings of Directors	41
Regulation of Directors’ meetings		41
Calling meetings		41
Notice of meetings		41
Use of technology		42
Quorum		42
Chairman or deputy to preside		42
Voting		42
Recording of dissent		42
Written resolutions		43
Validity of acts of Directors in spite of formal defect		43
19	Permissible Directors’ interests and disclosure	43
20	Minutes	44
21	Accounts and audit	44
Financial year		44
Auditors		44
22	Record dates	45
23	Dividends	45
Source of dividends		45
Declaration of dividends by Members		45
Payment of interim dividends and declaration of final dividends by Directors		45

Apportionment of dividends		46
Right of set off		46
Power to pay other than in cash		47
How payments may be made		47
Dividends or other monies not to bear interest in absence of special rights		48
Dividends unable to be paid or unclaimed		48
24	Capitalisation of profits	48
Capitalisation of profits or of any share premium account or capital redemption reserve;		48
Applying an amount for the benefit of Members		48
25	Share Premium Account	49
Directors to maintain share premium account		49
Debits to share premium account		49
26	Seal	49
Company seal		49
Duplicate seal		49
When and how seal is to be used		49
If no seal is adopted or used		50
Power to allow non-manual signatures and facsimile printing of seal		50
Validity of execution		50
27	Indemnity	50
Release		51
Insurance		51
28	Notices	52
Form of notices		52
Electronic communications		52
Persons entitled to notices		53
Persons authorised to give notices		53
Delivery of written notices		53
Joint holders		53
Signatures		53
Giving notice to a deceased or bankrupt Member		54
Date of giving notices		54
Saving provision		54
29	Authentication of Electronic Records	55
Application of Articles		55
Authentication of documents sent by Members by Electronic means		55
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		55
Manner of signing		56
Saving provision		56
30	Transfer by way of continuation	56
31	Winding up	57
Distribution of assets in specie		57
No obligation to accept liability		57
32	Amendment of Memorandum and Articles	57
Power to change name or amend Memorandum		57
Power to amend these Articles		57

Companies Act (Revised)

Company Limited by Shares

Fourth Amended and Restated

Articles of Association

of

OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force;

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

and Article refers to a particular article of these Articles;

Auditors means the auditor or auditors for the time being of the Company;

Board means the board of Directors from time to time;

Board Resolution means (a) a resolution approved at a duly convened and constituted meeting of the Directors by an affirmative vote of a majority of the Directors present at the meeting who voted on the matter, or (b) a written resolution of the Directors passed in accordance with Article 18.14.

Business Day means a day when banks in Grand Cayman, the Cayman Islands are open for the transaction of normal banking business and for the avoidance of doubt, shall not include a Saturday, Sunday or public holiday in the Cayman Islands;

Cayman Islands means the British Overseas Territory of the Cayman Islands;

1

Class or Classes mean any class or classes of Shares as may from time to time be issued by the Company;

Class A Ordinary Share means the class A ordinary shares of US$0.01 par value each of the Company, which have the rights set forth in these Articles;

Class B Ordinary Share means the class B ordinary shares of US$0.001 par value each of the Company, which have the rights set forth in these Articles;

Clear Days, in relation to a period of notice, means that period of calendar days excluding:

(a)	the calendar day when the notice is given or deemed to be given; and

(b)	the calendar day for which it is given or on which it is to take effect;

Commission means Securities and Exchange Commission of the United States of America or other federal agency for the time being administering the U.S. Securities Act;

Company means the above-named company;

Default Rate means ten per cent per annum;

Designated Stock Exchanges means the NASDAQ Capital Market in the United States of America for so long as any class of the Company’s Shares are there listed and any other stock exchange on which any class of the Company’s Shares are listed for trading;

Designated Stock Exchange Rules means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchanges;

Directors means the directors for the time being of the Company and the expression Director shall be construed accordingly;

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

2

Fully Paid Up means:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth;

General Meeting means a general meeting of the Company duly constituted in accordance with the Articles;

Independent Director means a Director who is an independent director as defined in the Designated Stock Exchange Rules as determined by the Board by Board Resolution;

Member means any person or persons entered on the register of Members from time to time as the holder of a Share;

Memorandum means the memorandum of association of the Company as amended from time to time;

month means a calendar month;

Officer means a person appointed to hold an office in the Company including a Director, alternate Director or liquidator and excluding the Secretary;

Ordinary Resolution means a resolution of a General Meeting passed by a simple majority of the votes by Members who (being entitled to do so) vote in person or by proxy or, in the case of corporation, by their duly authorised representatives, at that meeting. The expression includes a written resolution signed by the requisite majority in accordance with Article 11.14;

Partly Paid Up means:

(a)	in relation to a Share with par value, that the par value for that Share and any premium payable in respect of the issue of that Share, has not been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has not been fully paid or credited as paid in money or money’s worth;

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of the Members;

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;

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Share means a share in the capital of the Company and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a Share;

all references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require.

Special Resolution means a resolution of a General Meeting or a resolution of a meeting of the holders of any class of Shares in a class meeting duly constituted in accordance with the Articles in each case passed by a majority of not less than two-thirds of the votes by Members who (being entitled to do so) vote in person or by proxy at that meeting. The expression includes a unanimous written resolution signed by all Members entitled to vote at such meeting;

Treasury Shares means Shares held in treasury pursuant to the Act and Article 2.15; and

U.S. Securities Act means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

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(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

1.3	The headings in these Articles are intended for convenience only and shall not affect the interpretation of these Articles.

Exclusion of Table A Articles

1.4	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and these Articles about the redemption and purchase of the Shares, the Directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

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2.2	Without limitation to the preceding Article, the Directors may so deal with the unissued Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form):

(a)	either at a premium or at par; or

(b)	with or without preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise.

2.3	Without limitation to the two preceding Articles,

(a)	the Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the Directors may decide;

(b)	the Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

2.4	The Directors may authorize the division of Shares into any number of Classes and the different Classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by a Special Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. The Directors may issue from time to time, out of the authorized share capital of the Company (other than the authorized but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Members; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a)	the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)	whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of shares;

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(d)	whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Members upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other class or any other series of shares;

(f)	whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)	whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. The Company shall not issue Shares to bearer.

Power to issue fractions of a Share

2.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

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Power to pay commissions and brokerage fees

2.6	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional,

for any Shares. That commission may be satisfied by the payment of cash or the allotment of Fully Paid Up or Partly Paid Up Shares or partly in one way and partly in another.

2.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.8	Except as required by Act:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Security interests

2.9	Notwithstanding the preceding Article, the Company may (but shall not be obliged to) recognise a security interest of which it has actual notice over shares. The Company shall not be treated as having recognised any such security interest unless it has so agreed in writing with the secured party.

Rights of Shares

2.10	Subject to Article 2.1, the Memorandum and any Special Resolution to the contrary and without prejudice to any special rights conferred thereby on the holders of any other Shares or class of Shares, Class A Ordinary Shares and Class B Ordinary Shares shall carry equal rights and rank pari passu with one another in all respects other than as set out below:

(a)	Voting Rights:

(i)	Holders of Class A Ordinary Shares and Class B Ordinary Shares have the right to receive notice of, attend, speak and vote at general meetings of the Company. Holders of shares of Class A Ordinary Shares and Class B Ordinary Shares shall, at all times, vote together as a single class on all matters submitted to a vote for Members’ consent.

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(ii)	Each Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to the vote at general meetings of the Company; whereas, each Class B Ordinary Share shall be entitled to twenty five (25) votes on all matters subject to the vote at general meetings of the Company.

(b)	Transfer:

(i)	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange (if applicable), Class A Ordinary Shares may be transferred in accordance with the Articles and any applicable laws.

(ii)	Class B Ordinary Shares shall under no circumstances be transferrable.

(c)	Dividends and Distribution:

(i)	Dividends may be declared or paid, and other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class A Ordinary Share in accordance with the Article 23.

(ii)	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class B Ordinary Share.

Power to vary class rights

2.11	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding not less than 50% of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

2.12	For the purpose of Article 2.10(b), all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class.

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2.13	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such classes of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

Effect of new Share issue on existing class rights

2.14	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares , or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

No bearer Shares or warrants

2.15	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the Directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to the Company in respect of a Treasury Share.

2.18	The Company shall be entered in the register of Members as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

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2.19	Nothing in Article 2.17 prevents an allotment of Shares as Fully Paid Up bonus shares in respect of a Treasury Share and Shares allotted as Fully Paid Up bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the Directors determine.

Register of Members

2.21	The Directors shall keep or cause to be kept a register of Members as required by the Act and may cause the Company to maintain one or more branch registers as contemplated by the Act, provided that where the Company is maintaining one or more branch registers, the Directors shall ensure that a duplicate of each branch register is kept with the Company’s principal register of Members and updated within such number of days of any amendment having been made to such branch register as may be required by the Act.

2.22	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the register of Members may be maintained in accordance with section 40B of the Act.

Annual Return

2.23	The Directors in each calendar year shall prepare or cause to be prepared an annual return and declaration setting forth the particulars required by the Act and shall deliver a copy thereof to the registrar of companies for the Cayman Islands.

3	Share certificates

Issue of share certificates

3.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. If the Directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the Directors may issue to any Member:

(a)	without payment, one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the Directors may determine for every certificate after the first, several certificates each for one or more of that Member’s Shares.

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3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid Up or Partly Paid Up. A certificate may be executed under seal or executed in such other manner as the Directors determine.

3.3	Every certificate shall bear legends required under the applicable laws, including the U.S. Securities Act.

3.4	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

3.5	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any for issuing a replacement share certificate,

as the Directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid Up or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all monies payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those monies are presently payable.

4.2	At any time the Board may by Board Resolution declare any Share to be wholly or partly exempt from the provisions of this Article.

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Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within fourteen Clear Days after that notice is deemed to be given under these Articles,

and Shares to which this Article 4.3 applies shall be referred to as Lien Default Shares.

4.4	The Lien Default Shares may be sold in such manner as the Board determines by Board Resolution.

4.5	To the maximum extent permitted by law, the Directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

4.6	To give effect to a sale, the Directors may authorise any person to execute an instrument of transfer of the Lien Default Shares sold to, or in accordance with the directions of, the purchaser.

4.7	The title of the transferee of the Lien Default Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.8	On a sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Lien Default Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate (if any) for those Lien Default Shares.

4.9	Notwithstanding the provisions of Article 4.8, such person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Lien Default Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The Board may by Board Resolution waive payment wholly or in part or enforce payment without any allowance for the value of the Lien Default Shares at the time of sale or for any consideration received on their disposal.

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Application of proceeds of sale

4.10	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Lien Default Shares have been sold:

(a)	if no certificate for the Lien Default Shares was issued, at the date of the sale; or

(b)	if a certificate for the Lien Default Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Lien Default Shares before the sale.

5	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the Board may by Board Resolution make calls on the Members in respect of any monies unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

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Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The Directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

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Forfeiture or surrender of Shares

5.12	If the notice given pursuant to Article 5.10 is not complied with, the Directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the Board may by Board Resolution determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board by Board Resolution determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the Directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the Directors may by Board Resolution authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all monies which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those monies before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The Directors, however, may waive payment wholly or in part.

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Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a Director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a Director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

6	Transfer of Shares

Form of Transfer

6.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange, a Member may freely transfer Shares (except Class B Ordinary Shares which shall not be transferrable) to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange (if such Shares are listed on the Designated Stock Exchange) or in any other form approved by the Directors, executed:

(a)	where the Shares (except Class B Ordinary Shares which shall not be transferrable) are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares (except Class B Ordinary Shares which shall not be transferrable) are partly paid, by or on behalf of that Member and the transferee.

6.2	The transferor shall be deemed to remain the holder of a Share (except Class B Ordinary Shares which shall not be transferrable) until the name of the transferee is entered into the Register of Members.

Power to refuse registration for Shares not listed on a Designated Stock Exchange

6.3	Where any class of the Shares in question are not listed on or subject to the rules of any Designated Stock Exchange, registration of any transfer of shares must be approved by the Directors by Board Resolution, and the Directors may in their absolute discretion decline to register any transfer of such Shares which are not Fully Paid Up or on which the Company has a lien. The Directors may also, but are not required to, decline to register any transfer of any such Share unless:

(a)	the instrument of transfer is lodged with the Company, accompanied by the certificate (if any) for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

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(b)	the instrument of transfer is in respect of only one class of Shares;

(c)	the instrument of transfer is properly stamped, if required;

(d)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four;

(e)	the Shares transferred are Fully Paid Up and free of any lien in favour of the Company; and

(f)	any applicable fee of such maximum sum as the Designated Stock Exchanges may determine to be payable, or such lesser sum as the Board may from time to time require, related to the transfer is paid to the Company.

Suspension of transfers

6.4	The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and the register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the register of Members closed for more than 30 days in any year.

Company may retain instrument of transfer

6.5	All instruments of transfer that are registered shall be retained by the Company.

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Notice of refusal to register

6.6	If the Directors refuse to register a transfer of any Shares of any class not listed on a Designated Stock Exchange, they shall within one month after the date on which the instrument of transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

7	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

7.4	That person must produce such evidence of his entitlement as the Directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid Up, the transferor must execute an instrument of transfer; and

(b)	if the Share is nil or Partly Paid Up, the transferor and the transferee must execute an instrument of transfer.

7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

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Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the Directors against any loss or damage suffered by the Company or the Directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares.

8	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

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Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the Directors may on behalf of those Members deal with the fractions as it thinks fit, including (without limitation):

(a)	either round up or down the fraction to the nearest whole number, such rounding to be determined by the Directors acting in their sole discretion; or

(b)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(c)	distribute the net proceeds in due proportion among those Members.

8.3	For the purposes of Article 8.2, the Directors may authorise some person to execute an instrument of transfer of the Shares to, in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

8.4	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9	Conversion, redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its Directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its Directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the Directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the Directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

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Power to pay for redemption or purchase in cash or in specie

9.2	When making a payment in respect of the redemption or purchase of Shares, the Directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.3	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Share, as the Directors may determine.

9.4	For the purpose of Article 9.3, the date of redemption or purchase is the date when the Member’s name is removed from the register of Members with respect to the Shares the subject of the redemption or purchase.

No conversion rights

9.5	Class A Ordinary Shares shall not be convertible into Class B Ordinary Shares.

9.6	Class B Ordinary Shares shall not be convertible into Class A Ordinary Shares.

10	Meetings of Members

Annual and extraordinary general meetings

10.1	The Company may, but shall not (unless required by the applicable Designated Stock Exchange Rules) be obligated to, in each year hold a general meeting as an annual general meeting, which, if held, shall be convened by the chairman of the Board, or the Directors by Board Resolution, in accordance with these Articles.

10.2	All general meetings other than annual general meetings shall be called extraordinary general meetings.

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Power to call meetings

10.3	The chairman of the Board, or the Directors may by Board Resolution, call a general meeting at any time.

10.4	If there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, the Directors must call a general meeting for the purpose of appointing additional Directors.

10.5	The Directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.6	Any one or more Members holding not less than one-third of all votes attaching to the total issued and paid up share capital of the Company at the date of deposit of the requisition shall at all times have the right, by written requisition to the Board or the Secretary, to require an extraordinary general meeting to be called by the Board for the transaction of any business specified in such requisition; and such meeting shall be held within two (2) months after the deposit of such requisition. If within twenty one (21) days of such deposit the Board fails to proceed to convene such meeting the requisitionist(s) himself (themselves) may do so in the same manner, and all reasonable expenses incurred by the requisitionist(s) as a result of the failure of the Board shall be reimbursed to the requisitionist(s) by the Company.

10.7	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)	be delivered in accordance with the notice provisions.

10.8	Without limitation to the foregoing, if there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, any one or more Members who together hold at least five per cent of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional Directors.

10.9	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.10	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

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(b)	whether the meeting will be held virtually, at a physical place or both;

(c)	if the meeting is to be held in any part at a physical place, the address of such place;

(d)	if the meeting is to be held in two or more places, or in any part virtually, the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilise such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(e)	subject to paragraph (f) and the requirements of (to the extent applicable) the Designated Stock Exchange Rules, the general nature of the business to be transacted; and

(f)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.11	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

10.12	At least seven Clear Days’ notice of an annual general meeting must be given to Members. For any other general meeting, at least five Clear Days’ notice must be given to Members.

10.13	Subject to the Act, a meeting may be convened on shorter notice, subject to the Act with the consent of the Member or Members who, individually or collectively, hold at least ninety per cent of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.14	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member;

(c)	the Directors; and

(d)	the Auditors (if appointed).

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10.15	The Board may by Board Resolution determine that the Members entitled to receive notice of, attend and vote at a meeting are those persons entered on the register of Members at the close of business on a day determined by the Board.

Accidental omission to give notice or non-receipt of notice

10.16	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.17	In addition, where a notice of meeting is published on a website proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy at the meeting. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: one or more Members holding Shares that represent not less than one-third of the outstanding Shares carrying the right to vote at such general meeting.

Lack of quorum

11.2	If a quorum is not present at the meeting within fifteen minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Directors. If a quorum is not present at the meeting within fifteen minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy at the meeting shall constitute a quorum.

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Chairman

11.3	The chairman of a general meeting (including a Virtual Meeting) shall be the chairman of the Board appointed by Board Resolution, or such other Director as the Directors have nominated to chair Board meetings in the absence of the chairman of the Board. Absent any such person being present at the meeting within fifteen minutes of the time appointed for the meeting, the Directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

11.4	If no Director is present within fifteen minutes of the time appointed for the meeting, or if no Director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a Director to attend and speak

11.5	Even if a Director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.

Accommodation of Members at Virtual Meeting

11.6	A Member entitled to receive notice and attend a meeting will be deemed to be in attendance at such meeting despite their attendance being virtual if adequate facilities are available to ensure that the Member is able to:

(a)	to participate in the business for which the meeting has been convened; and

(b)	to hear all that happens at the meeting.

Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting.

Security

11.7	In addition to any measures which the Board may be required to take due to the location or venue of the meeting, the Board may make any arrangement and impose any restriction it considers appropriate and reasonable in the circumstances to ensure the security of a meeting including, without limitation, the searching of any person attending the meeting and the imposing of restrictions on the items of personal property that may be taken into the meeting place. The Board may refuse entry to, or eject from, a meeting a person who refuses to comply with any such arrangements or restrictions.

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Adjournment, postponement and cancellation

11.8	A meeting may be:

(a)	postponed or cancelled prior to the meeting at the discretion of the Directors by written notice provided to all persons entitled to attend the meeting, unless the meeting was requisitioned by Members or otherwise called by Members pursuant to Article 10; or

(b)	adjourned, with or without an appointed date for resumption, at any time during the meeting at the discretion of the chairman with the consent of the Members constituting a quorum.

The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

11.9	Should a meeting be adjourned for more than 7 Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least 7 Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.10	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

11.11	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held as a Virtual Meeting or in more than one place, the chairman may appoint scrutineers virtually and in more than one place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

No casting vote

11.12	In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

Written resolutions

11.13	Without limitation to section 60(1) of the Act, Members may pass a Special Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are given notice of the resolution as if the same were being proposed at a meeting of Members;

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(b)	all Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed when all such Members have so signified their agreement to the resolution.

11.14	Members may pass an Ordinary Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are:

(i)	given notice of the resolution as if the same were being proposed at a meeting of Members; and

(ii)	notified in the same or an accompanying notice of the date by which the resolution must be passed if it is not to lapse, being a period of 7 days beginning with the date that the notice is first given;

(b)	the required majority of the Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed upon the later of these dates: (i) subject to the following Article, the date next immediately following the end of the period of 5 days beginning with the date that notice of the resolution is first given and (ii) the date when the required majority have so signified their agreement to the resolution. However, the proposed written resolution lapses if it is not passed before the end of the period of 7 days beginning with the date that notice of it is first given.

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11.15	If all Members entitled to be given notice of the Ordinary Resolution consent, a written resolution may be passed as soon as the required majority have signified their agreement to the resolution, without any minimum period of time having first elapsed. Save that the consent of the majority may be incorporated in the written resolution, each consent shall be in writing or given by Electronic Record and shall otherwise be given to the Company in accordance with Article 28 (Notices) prior to the written resolution taking effect.

11.16	The Directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

11.17	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

Sole-Member Company

11.18	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

12	Voting rights of Members

Right to vote

12.1	Subject to the following, unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

12.2	Members may vote in person or by proxy.

12.3	On a poll, each Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to vote at general meetings of the Company, and each Class B Ordinary Share shall be entitled to twenty five (25) votes on all matters subject to vote at general meetings of the Company. A fraction of a Class A Ordinary Share shall entitle its holder to an equivalent fraction of one (1) vote, and a fraction of a Class B Ordinary Share shall entitle its holder to an equivalent fraction of twenty five (25) votes.

12.4	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.5	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of Members shall be accepted to the exclusion of the votes of the other joint holder.

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Representation of corporate Members

12.6	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.7	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

12.8	The authorisation may be for any period of time, and must be delivered to the Company before the commencement of the meeting at which it is first used.

12.9	The Directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.10	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.11	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the Directors of the Company had actual notice of the revocation.

Member with mental disorder

12.12	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

12.13	For the purpose of the preceding Article, evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.14	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

12.15	An instrument appointing a proxy shall be in any common form or in any other form approved by the Directors.

12.16	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the Directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.17	The Directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.18	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with Article 12.16.

12.19	No revocation by a Member of the appointment of a proxy made in accordance with Article 12.18 will affect the validity of any acts carried out by the relevant proxy before the Directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

12.20	Subject to the following Articles, the Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the Directors) must be delivered so that it is received by the Company before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

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(ii)	to such other place within the Cayman Islands specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

(c)	Notwithstanding Article 12.20(a) and Article 12.20(b), the chairman of the Company may, in any event at his discretion, direct that an instrument of proxy shall be deemed to have been duly deposited.

12.21	If the form of appointment of proxy is not delivered on time, it is invalid.

12.22	When two or more valid but differing appointments of proxy are delivered or received in respect of the same Share for use at the same meeting and in respect of the same matter, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that Share. lf the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that Share.

12.23	The Board may at the expense of the Company send forms of appointment of proxy to the Members by post (that is to say, pre-paying and posting a letter), or by Electronic communication or otherwise (with or without provision for their return by pre-paid post) for use at any general meeting or at any separate meeting of the holders of any class of Shares, either blank or nominating as proxy in the alternative any one or more of the Directors or any other person. lf for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the Members entitled to be sent notice of the meeting and to vote at it. The accidental omission to send such a form of appointment or to give such an invitation to, or the non-receipt of such form of appointment by, any Member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting

Voting by proxy

12.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

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12.25	The instrument appointing a proxy to vote at a meeting shall not confer any further right to speak at the meeting, except with the permission of the chairman of the meeting.

13	Number of Directors

13.1	There shall be a Board consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors. Unless fixed by Ordinary Resolution, the maximum number of Directors shall be unlimited.

14	Appointment, disqualification and removal of Directors

First Directors

14.1	The first Directors shall be appointed in writing by the subscriber or subscribers to the Memorandum, or a majority of them.

No age limit

14.2	There is no age limit for Directors save that they must be at least eighteen years of age.

Corporate Directors

14.3	Unless prohibited by law, a body corporate may be a Director. If a body corporate is a Director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about Directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for Directors is fixed by Ordinary Resolution, no Director shall be required to own Shares as a condition of his appointment.

Appointment of Directors

14.5	A Director may be appointed by Ordinary Resolution or by the Directors. Any appointment may be to fill a vacancy or as an additional Director.

14.6	A remaining Director may appoint a Director even though there is not a quorum of Directors.

14.7	No appointment can cause the number of Directors to exceed the maximum (if one is set); and any such appointment shall be invalid.

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14.8	For so long as Shares are listed on a Designated Stock Exchange, the Directors shall include at least such number of Independent Directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require as determined by the Board by Board Resolution.

Board’s power to appoint Directors

14.9	Without prejudice to the Company’s power to appoint a person to be a Director pursuant to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board, subject to the total number of Directors not exceeding any maximum number fixed by or in accordance with these Articles.

14.10	An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Members or re-appointment by the Board.

Removal of Directors

14.11	A Director may be removed by Board Resolution.

Resignation of Directors

14.12	A Director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.13	Unless the notice specifies a different date, the Director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of Director

14.14	A Director may retire from office as a Director by giving notice in writing to that effect to the Company at the registered office, which notice shall be effective upon such date as may be specified in the notice, failing which upon delivery to the registered office.

14.15	Without prejudice to the provisions in these Articles for retirement (by rotation or otherwise), a Director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a Director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	he resigns his office by notice to the Company; or

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(d)	he only held office as a Director for a fixed term and such term expires; or

(e)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a Director; or

(f)	he is given notice by the majority of the other Directors (not being less than two in number) to vacate office (without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such Director); or

(g)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(h)	without the consent of the other Directors, he is absent from meetings of Directors for a continuous period of six months.

15	Alternate Directors

Appointment and removal

15.1	Any Director may appoint any other person, including another Director, to act in his place as an alternate Director. No appointment shall take effect until the Director has given notice of the appointment to the Board.

15.2	A Director may revoke his appointment of an alternate at any time. No revocation shall take effect until the Director has given notice of the revocation to the Board.

15.3	A notice of appointment or removal of an alternate Director shall be effective only if given to the Company by one or more of the following methods:

(a)	by notice in writing in accordance with the notice provisions contained in these Articles;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

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(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.4	All notices of meetings of Directors shall continue to be given to the appointing Director and not to the alternate.

Rights of alternate Director

15.5	An alternate Director shall be entitled to attend and vote at any Board meeting or meeting of a committee of the Directors at which the appointing Director is not personally present, and generally to perform all the functions of the appointing Director in his absence. An alternate Director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate Director.

Appointment ceases when the appointor ceases to be a Director

15.6	An alternate Director shall cease to be an alternate Director if:

(a)	the Director who appointed him ceases to be a Director; or

(b)	the Director who appointed him revokes his appointment by notice delivered to the Board or to the registered office of the Company or in any other manner approved by the Board; or

(c)	in any event happens in relation to him which, if he were a Director of the Company, would cause his office as Director to be vacated.

Status of alternate Director

15.7	An alternate Director shall carry out all functions of the Director who made the appointment.

15.8	Save where otherwise expressed, an alternate Director shall be treated as a Director under these Articles.

15.9	An alternate Director is not the agent of the Director appointing him.

15.10	An alternate Director is not entitled to any remuneration for acting as alternate Director.

Status of the Director making the appointment

15.11	A Director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

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16	Powers of Directors

Powers of Directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles the business of the Company shall be managed by the Directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the Directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may, by Special Resolution, validate any prior or future act of the Directors which would otherwise be in breach of their duties.

Directors below the minimum number

16.3	If the number of Directors is less than the minimum prescribed in accordance with these Articles, the remaining Director or Directors shall act only for the purposes of appointing an additional Director or Directors to make up such minimum or of convening a general meeting of the Company for the purpose of making such appointment. lf there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless he is re-elected during such meeting.

Appointments to office

16.4	The Directors may by Board Resolution appoint a Director:

(a)	as chairman of the Board;

(b)	as managing Director;

(c)	to any other executive office,

for such period, and on such terms, including as to remuneration as they think fit.

16.5	The appointee must consent in writing to holding that office.

16.6	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of Directors.

16.7	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the Directors may nominate one of their number to act in place of the chairman should he ever not be available.

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16.8	Subject to the provisions of the Act, the Directors may also appoint and remove any person, who need not be a Director:

(a)	as Secretary; and

(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the Directors decide.

16.9	The Secretary or Officer must consent in writing to holding that office.

16.10	A Director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Provisions for employees

16.11	The Board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings (or any member of his family or any person who is dependent on him) in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiary undertakings.

Exercise of voting rights

16.12	The Board may exercise the voting power conferred by the Shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including, without limitation, the exercise of that power in favour of any resolution appointing any Director as a Director of such body corporate, or voting or providing for the payment of remuneration to the Directors of such body corporate).

Remuneration

16.13	Every Director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as Director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at Directors’ meetings.

16.14	Until otherwise determined by the Company by Ordinary Resolution, the Directors (other than alternate Directors) shall be entitled to such remuneration by way of fees for their services in the office of Director as the Directors may determine.

16.15	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the Director or to any other person connected to or related to him.

16.16	Unless his fellow Directors determine otherwise, a Director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

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Disclosure of information

16.17	Subject to compliance with applicable laws, including the applicable federal securities laws of the United States, the Directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of Members relating to a Member, (and they may authorise any Director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the Designated Stock Exchange Rules; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the Directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17	Delegation of powers

Power to delegate any of the Directors’ powers to a committee

17.1	The Directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-Directors so long as the majority of those persons are Directors. For so long as Shares are listed on a Designated Stock Exchange, any such committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

17.2	The delegation may be collateral with, or to the exclusion of, the Directors’ own powers.

17.3	The delegation may be on such terms as the Directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the Directors at will.

17.4	Unless otherwise permitted by the Directors, a committee must follow the procedures prescribed for the taking of decisions by Directors.

17.5	For so long as Shares are listed on a Designated Stock Exchange, the Board shall by Board Resolution establish an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in these Articles. Each of the audit committee, compensation committee and nominating and corporate governance committee shall consist of at least three Directors (or such larger minimum number as may be required from time to time by the Designated Stock Exchange Rules). The majority of the committee members on each of the compensation committee and nominating and corporate governance committee shall be Independent Directors. The audit committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

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Local boards

17.6	The Board may by Board Resolution establish any local or divisional board or agency for managing any of the affairs of the Company whether in the Cayman Islands or elsewhere and may appoint any persons to be members of a local or divisional Board, or to be managers or agents, and may fix their remuneration.

17.7	The Board may by Board Resolution delegate to any local or divisional board, manager or agent any of its powers and authorities (with power to sub-delegate) and may authorise the members of any local or divisional board or any of them to fill any vacancies and to act notwithstanding vacancies.

17.8	Any appointment or delegation under Article 17.6 and Article 17.7 may be made on such terms and subject to such conditions as the Board thinks fit and the Board may by Board Resolution remove any person so appointed, and may revoke or vary any delegation.

Power to appoint an agent of the Company

17.9	The Directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The Directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

17.10	The Directors may appoint any person, whether nominated directly or indirectly by the Directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the Directors under these Articles. The Directors may do so by power of attorney or any other manner they think fit.

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17.11	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the Directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

17.12	The Board may by Board Resolution remove any person appointed under Article 17.10 and may revoke or vary the delegation.

Borrowing Powers

17.13	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets both present and future and uncalled capital, or any part thereof, and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or its parent undertaking (if any) or any subsidiary undertaking of the Company or of any third party.

Corporate Governance

17.14	The Board may by Board Resolution, from time to time, and except as required by applicable law or the Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Board on various corporate governance related matters as the Board shall determine by Board Resolution from time to time.

18	Meetings of Directors

Regulation of Directors’ meetings

18.1	Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any Director may call a meeting of Directors at any time. The Secretary must call a meeting of the Directors if requested to do so by a Director.

Notice of meetings

18.3	Notice of a Board meeting may be given to a Director personally or by word of mouth or given in writing or by Electronic communications at such address as he may from time to time specify for this purpose (or, if he does not specify an address, at his last known address). A Director may waive his right to receive notice of any meeting either prospectively or retrospectively.

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Use of technology

18.4	A Director may participate in a meeting of Directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.5	A Director participating in this way is deemed to be present in person at the meeting.

Quorum

18.6	The quorum for the transaction of business at a meeting of Directors shall be one unless the Directors fix some other number.

Chairman or deputy to preside

18.7	The Board may by Board Resolution appoint a chairman and one or more deputy chairman or chairmen and may at any time revoke any such appointment.

18.8	The chairman, or failing him any deputy chairman (the longest in office taking precedence if more than one is present), shall preside at all Board meetings. If no chairman or deputy chairman has been appointed, or if he is not present within five minutes after the time fixed for holding the meeting, or is unwilling to act as chairman of the meeting, the Directors present shall choose one of their number to act as chairman of the meeting.

Voting

18.9	A question which arises at a Board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Recording of dissent

18.10	A Director present at a meeting of Directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A Director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

18.11	The Directors may pass a resolution in writing without holding a meeting if all Directors sign a document or sign several documents in the like form each signed by one or more of those Directors.

18.12	A written resolution signed by a validly appointed alternate Director need not also be signed by the appointing Director.

18.13	A written resolution signed personally by the appointing Director need not also be signed by his alternate.

18.14	A resolution in writing passed pursuant to Article 18.11, Article 18.12 and/or Article 18.13 shall be as effective as if it had been passed at a meeting of the Directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last Director signs (and for the avoidance of doubt, such day may or may not be a Business Day).

Validity of acts of Directors in spite of formal defect

18.15	All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director or an alternate Director, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director or member of the committee, or that any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified and had continued to be a Director or alternate Director and had been entitled to vote.

19	Permissible Directors’ interests and disclosure

19.1	A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein provided the Director discloses to his fellow directors the nature and extent of any material interests in respect of any contract or transaction or proposed contract or transaction and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

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20	Minutes

20.1	The Company shall cause minutes to be made in books of:

(a)	all appointments of Officers and committees made by the Board and of any such Officer’s remuneration; and

(b)	the names of Directors present at every meeting of the Directors, a committee of the Board, the Company or the holders of any class of shares or debentures, and all orders, resolutions and proceedings of such meetings.

20.2	Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

21	Accounts and audit

21.1	The Directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

21.2	The books of account shall be kept at the registered office of the Company and shall always be open to inspection by the Directors. No Member (other than a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Act or as authorised by the Directors or by Ordinary Resolution.

Financial year

21.3	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31 March in each year and begin on 1 April in each year.

Auditors

21.4	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

21.5	At any general meeting convened and held at any time in accordance with these Articles, the Members may, by Ordinary Resolution, remove the Auditor before the expiration of his term of office. If they do so, the Members shall, by Ordinary Resolution, at that meeting appoint another Auditor in his stead for the remainder of his term.

21.6	The Auditors shall examine such books, accounts and vouchers; as may be necessary for the performance of their duties.

21.7	The Auditors shall, if so requested by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Company.

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22	Record dates

22.1	Except to the extent of any conflicting rights attached to Shares, the resolution declaring a dividend on Shares of any class, whether it be an Ordinary Resolution of the Members or a Board Resolution, may specify that the dividend is payable or distributable to the persons registered as the holders of those Shares at the close of business on a particular date, notwithstanding that the date may be a date prior to that on which the resolution is passed.

22.2	If the resolution does so specify, the dividend shall be payable or distributable to the persons registered as the holders of those Shares at the close of business on the specified date in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of the dividend of transferors and transferees of any of those Shares.

22.3	The provisions of this Article apply, mutatis mutandis, to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.

23	Dividends

Source of dividends

23.1	Dividends may be declared and paid out of any funds of the Company lawfully available for distribution.

23.2	Subject to the requirements of the Act regarding the application of a company’s Share premium account and with the sanction of an Ordinary Resolution, dividends may also be declared and paid out of any share premium account.

Declaration of dividends by Members

23.3	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the Directors.

23.4	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class B Ordinary Share.

Payment of interim dividends and declaration of final dividends by Directors

23.5	Subject to Article 23.4, the Directors may by Board Resolution declare and pay interim dividends or recommend final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

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23.6	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the Directors in the dividend Board Resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the Directors in the dividend Board Resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the Board Resolution.

If the Board Resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

23.7	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the Directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The Directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the Directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

23.8	Except as otherwise provided by the rights attached to Shares all dividends shall be declared and paid according to the amounts Paid Up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount Paid Up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

23.9	The Directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

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Power to pay other than in cash

23.10	If the Directors so determine, any Board Resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the Directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

23.11	Subject to Article 23.4, a dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

23.12	For the purposes of Article 23.11(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purposes of Article 23.11(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

23.13	Subject to Article 23.4, if two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

23.14	Subject to Article 23.4, any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

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Dividends or other monies not to bear interest in absence of special rights

23.15	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

23.16	Subject to Article 23.4, if a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the Directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

23.17	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

24	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve;

24.1	The Directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

24.2	Subject to Article 23.4, the amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Up Shares, debentures or other securities of the Company to that Member or as that Member directs. The Directors may resolve that any Shares issued to the Member in respect of Partly Paid Up Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain Partly Paid Up.

Applying an amount for the benefit of Members

24.3	Subject to Article 23.4, the amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

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24.4	Subject to the Act, if a fraction of a Share, a debenture or other security is allocated to a Member, the Directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

25	Share Premium Account

Directors to maintain share premium account

25.1	The Directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

25.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

25.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the Directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

26	Seal

Company seal

26.1	The Company may have a seal if the Directors so determine by Board Resolution.

Duplicate seal

26.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the Directors so determine by Board Resolution, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

26.3	A seal may only be used by the authority of the Directors. Unless the Directors otherwise determine by Board Resolution, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a Director (or his alternate) and the Secretary; or

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(b)	by a single Director (or his alternate).

If no seal is adopted or used

26.4	If the Directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a Director (or his alternate) and the Secretary; or

(b)	by a single Director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

26.5	The Directors may determine by Board Resolution that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

26.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the Director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

27	Indemnity

27.1	To the extent permitted by law, the Company shall indemnify each existing or former Director (including alternate Director), Secretary and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Director (including alternate Director), Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Director’s (including alternate Director’s), Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Director (including alternate Director), Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

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No such existing or former Director (including alternate Director), Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty.

27.2	To the extent permitted by Act, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Director (including alternate Director), Secretary or Officer of the Company in respect of any matter identified in Article 27.1 on condition that the Director (including alternate Director), Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Director (including alternate Director), Secretary or that Officer for those legal costs.

Release

27.3	To the extent permitted by Act, the Company may by Special Resolution release any existing or former Director (including alternate Director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

Insurance

27.4	To the extent permitted by Act, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the Directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former Director (including alternate Director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

51

28	Notices

Form of notices

28.1	Save where these Articles provide otherwise, and subject to the Designated Stock Exchange Rules, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

28.2	A notice may only be given to the Company in an Electronic Record if:

(a)	the Directors so resolve or otherwise accept the notice; or

(b)	any Director or Officer provides the giver of the notice an electronic address to which the notice may be sent and a notice is sent to that address within a reasonable period of time.

28.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has provided the giver of an Electronic address to which notice may be sent.

28.4	Subject to the Act, the Designated Stock Exchange Rules and to any other rules which the Company is bound to follow, the Company may also send any notice or other document pursuant to these Articles to a Member by publishing that notice or other document on a website where:

(a)	the Company and the Member have agreed to his having access to the notice or document on a website (instead of it being sent to him);

(b)	the notice or document is one to which that agreement applies;

(c)	the Member is notified (in accordance with any requirements laid down by the Act and, in a manner for the time being agreed between him and the Company for the purpose) of:

(i)	the publication of the notice or document on a website;

(ii)	the address of that website; and

52

(iii)	the place on that website where the notice or document may be accessed, and how it may be accessed; and

(d)	the notice or document is published on that website throughout the publication period, provided that, if the notice or document is published on that website for a part, but not all of, the publication period, the notice or document shall be treated as being published throughout that period if the failure to publish that notice of document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid. For the purposes of this Article 28.4 “publication period” means a period of not less than seven days, beginning on the day on which the notification referred to in Article 28.4(c) is deemed sent.

Persons entitled to notices

28.5	Any notice or other document to be given to a Member may be given by reference to the register of Members as it stands at any time within the period of seven days before the day that the notice is given or (where and as applicable) within any other period permitted by, or in accordance with the requirements of, (to the extent applicable) the Designated Stock Exchange Rules and/or the Designated Stock Exchanges. No change in the register of Members after that time shall invalidate the giving of such notice or document or require the Company to give such item to any other person.

Persons authorised to give notices

28.6	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a Director or company secretary of the Company or a Member.

Delivery of written notices

28.7	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or Director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

28.8	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of Members.

Signatures

28.9	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

28.10	An Electronic Record may be signed by an Electronic Signature.

53

Evidence of transmission

28.11	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

28.12	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

28.13	A Member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares shall be deemed to have received due notice of the meeting and, where requisite, of the purposes for which it was called.

Giving notice to a deceased or bankrupt Member

28.14	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

28.15	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

28.16	A notice is given on the date identified in the following table

Method for giving notices	When taken to be given
(A) Personally	At the time and date of delivery
(B) By leaving it at the Member’s registered address	At the time and date it was left
(C) By posting it by prepaid post to the street or postal address of that recipient	48 hours after the date it was posted
(D) By Electronic Record (other than publication on a website), to recipient’s Electronic address	48 hours after the date it was sent
(E) By publication on a website	24 hours after the date on which the Member is deemed to have been notified of the publication of the notice or document on the website

Saving provision

28.17	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of Directors and written resolutions of Members.

54

29	Authentication of Electronic Records

Application of Articles

29.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a Director or other Officer of the Company, shall be deemed to be authentic if either Article 29.2 or Article 29.4 applies.

Authentication of documents sent by Members by Electronic means

29.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

29.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 28.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

29.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

55

This Article 29.4 applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

29.5	For example, where a sole Director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that Director unless Article 29.7 applies.

Manner of signing

29.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

29.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

30	Transfer by way of continuation

30.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

30.2	To give effect to any resolution made pursuant to the preceding Article, the Directors may cause the following:

(a)	an application be made to the Registrar of Companies of the Cayman Islands to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

56

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

31	Winding up

Distribution of assets in specie

31.1	If the Company is wound up the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the holders of the Class A Ordinary Shares the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as among the holders of the Class A Ordinary Shares; and/or

(b)	to vest the whole or any part of the assets in trustees for the benefit of the holders of the Class A Ordinary Shares and those liable to contribute to the winding up.

31.2	No distribution (whether in cash or otherwise) of the Company’s assets on a winding up may be made to a holder of a Class B Ordinary Share.

No obligation to accept liability

31.3	No Member shall be compelled to accept any assets if an obligation attaches to them.

31.4	The Directors are authorised to present a winding up petition

31.5	The Directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

32	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

32.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

32.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

57

Annex C

Companies Act (Revised)

Company Limited by Shares

[●] amended and restated memorandum of association OF OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

Companies Act (Revised)

Company Limited by Shares

[●] Amended and Restated

Memorandum of Association

Of

OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

1	The name of the Company is OFA Group.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The authorised share capital of the Company is US$[22,520,000] divided into:

(a)	[●] Class A Ordinary Shares of a par value of US$[●] each,

(b)	20,000,000 Class B Ordinary Shares of a par value of US$0.001 each, and

(c)	[●] undesignated shares of a par value of US$[●] each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company.

Subject to the Companies Act and the Articles, the board of directors shall have power to redeem or purchase any of the Company’s Shares and to increase or reduce its authorized share capital and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the board of directors hereinbefore provided.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited By Shares

[●] amended and restated articles of association of OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

Contents

1	Definitions, interpretation and exclusion of Table A	1
Definitions		1
Interpretation		4
Exclusion of Table A Articles		5
2	Shares	5
Power to issue Shares and options, with or without special rights		5
Power to issue fractions of a Share		7
Power to pay commissions and brokerage fees		8
Trusts not recognised		8
Security interests		8
Rights of Shares		8
Power to vary class rights		9
Effect of new Share issue on existing class rights		10
No bearer Shares or warrants		10
Treasury Shares		10
Rights attaching to Treasury Shares and related matters		10
Register of Members		11
Annual Return		11
3	Share certificates	11
Issue of share certificates		11
Renewal of lost or damaged share certificates		12
4	Lien on Shares	12
Nature and scope of lien		12
Company may sell Shares to satisfy lien		13
Authority to execute instrument of transfer		13
Consequences of sale of Shares to satisfy lien		13
Application of proceeds of sale		14
5	Calls on Shares and forfeiture	14
Power to make calls and effect of calls		14
Time when call made		14
Liability of joint holders		14
Interest on unpaid calls		15
Deemed calls		15
Power to accept early payment		15
Power to make different arrangements at time of issue of Shares		15
Notice of default		15
Forfeiture or surrender of Shares		16
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		16
Effect of forfeiture or surrender on former Member		16
Evidence of forfeiture or surrender		17
Sale of forfeited or surrendered Shares		17
6	Transfer of Shares	17
Form of Transfer		17
Power to refuse registration for Shares not listed on a Designated Stock Exchange		17
Suspension of transfers		18
Company may retain instrument of transfer		18
Notice of refusal to register		19

7	Transmission of Shares	19
Persons entitled on death of a Member		19
Registration of transfer of a Share following death or bankruptcy		19
Indemnity		20
Rights of person entitled to a Share following death or bankruptcy		20
8	Alteration of capital	20
Increasing, consolidating, converting, dividing and cancelling share capital		20
Dealing with fractions resulting from consolidation of Shares		21
Reducing share capital		21
9	Conversion, redemption and purchase of own Shares	21
Power to issue redeemable Shares and to purchase own Shares		21
Power to pay for redemption or purchase in cash or in specie		22
Effect of redemption or purchase of a Share		22
No conversion rights		22
10	Meetings of Members	22
Annual and extraordinary general meetings		22
Power to call meetings		23
Content of notice		23
Period of notice		24
Persons entitled to receive notice		24
Accidental omission to give notice or non-receipt of notice		25
11	Proceedings at meetings of Members	25
Quorum		25
Lack of quorum		25
Chairman		26
Right of a Director to attend and speak		26
Accommodation of Members at Virtual Meeting		26
Security		26
Adjournment, postponement and cancellation		27
Method of voting		27
Taking of a poll		27
No casting vote		27
Written resolutions		27
Sole-Member Company		29
12	Voting rights of Members	29
Right to vote		29
Rights of joint holders		29
Representation of corporate Members		30
Member with mental disorder		30
Objections to admissibility of votes		30
Form of proxy		31
How and when proxy is to be delivered		31
Voting by proxy		32
13	Number of Directors	33
14	Appointment, disqualification and removal of Directors	33
First Directors		33
No age limit		33
Corporate Directors		33
No shareholding qualification		33

Appointment of Directors		33
Board’s power to appoint Directors		34
Removal of Directors		34
Resignation of Directors		34
Termination of the office of Director		34
15	Alternate Directors	35
Appointment and removal		35
Notices		36
Rights of alternate Director		36
Appointment ceases when the appointor ceases to be a Director		36
Status of alternate Director		36
Status of the Director making the appointment		36
16	Powers of Directors	37
Powers of Directors		37
Directors below the minimum number		37
Appointments to office		37
Provisions for employees		38
Exercise of voting rights		38
Remuneration		38
Disclosure of information		39
17	Delegation of powers	39
Power to delegate any of the Directors’ powers to a committee		39
Local boards		40
Power to appoint an agent of the Company		40
Power to appoint an attorney or authorised signatory of the Company		40
Borrowing Powers		41
Corporate Governance		41
18	Meetings of Directors	41
Regulation of Directors’ meetings		41
Calling meetings		41
Notice of meetings		41
Use of technology		42
Quorum		42
Chairman or deputy to preside		42
Voting		42
Recording of dissent		42
Written resolutions		43
Validity of acts of Directors in spite of formal defect		43
19	Permissible Directors’ interests and disclosure	43
20	Minutes	44
21	Accounts and audit	44
Financial year		44
Auditors		44
22	Record dates	45
23	Dividends	45
Source of dividends		45
Declaration of dividends by Members		45
Payment of interim dividends and declaration of final dividends by Directors		45

Apportionment of dividends		46
Right of set off		46
Power to pay other than in cash		47
How payments may be made		47
Dividends or other monies not to bear interest in absence of special rights		48
Dividends unable to be paid or unclaimed		48
24	Capitalisation of profits	48
Capitalisation of profits or of any share premium account or capital redemption reserve;		48
Applying an amount for the benefit of Members		48
25	Share Premium Account	49
Directors to maintain share premium account		49
Debits to share premium account		49
26	Seal	49
Company seal		49
Duplicate seal		49
When and how seal is to be used		49
If no seal is adopted or used		50
Power to allow non-manual signatures and facsimile printing of seal		50
Validity of execution		50
27	Indemnity	50
Release		51
Insurance		51
28	Notices	52
Form of notices		52
Electronic communications		52
Persons entitled to notices		53
Persons authorised to give notices		53
Delivery of written notices		53
Joint holders		53
Signatures		53
Giving notice to a deceased or bankrupt Member		54
Date of giving notices		54
Saving provision		54
29	Authentication of Electronic Records	55
Application of Articles		55
Authentication of documents sent by Members by Electronic means		55
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		55
Manner of signing		56
Saving provision		56
30	Transfer by way of continuation	56
31	Winding up	57
Distribution of assets in specie		57
No obligation to accept liability		57
32	Amendment of Memorandum and Articles	57
Power to change name or amend Memorandum		57
Power to amend these Articles		57

Companies Act (Revised)

Company Limited by Shares

[●] Amended and Restated

Articles of Association

of

OFA Group

(Adopted by special resolution passed on [●] and effective from [●])

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force;

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

and Article refers to a particular article of these Articles;

Auditors means the auditor or auditors for the time being of the Company;

Board means the board of Directors from time to time;

Board Resolution means (a) a resolution approved at a duly convened and constituted meeting of the Directors by an affirmative vote of a majority of the Directors present at the meeting who voted on the matter, or (b) a written resolution of the Directors passed in accordance with Article 18.14.

Business Day means a day when banks in Grand Cayman, the Cayman Islands are open for the transaction of normal banking business and for the avoidance of doubt, shall not include a Saturday, Sunday or public holiday in the Cayman Islands;

Cayman Islands means the British Overseas Territory of the Cayman Islands;

1

Class or Classes mean any class or classes of Shares as may from time to time be issued by the Company;

Class A Ordinary Share means the class A ordinary shares of US$0.01 par value each of the Company, which have the rights set forth in these Articles;

Class B Ordinary Share means the class B ordinary shares of US$0.001 par value each of the Company, which have the rights set forth in these Articles;

Clear Days, in relation to a period of notice, means that period of calendar days excluding:

(a)	the calendar day when the notice is given or deemed to be given; and

(b)	the calendar day for which it is given or on which it is to take effect;

Commission means Securities and Exchange Commission of the United States of America or other federal agency for the time being administering the U.S. Securities Act;

Company means the above-named company;

Default Rate means ten per cent per annum;

Designated Stock Exchanges means the NASDAQ Capital Market in the United States of America for so long as any class of the Company’s Shares are there listed and any other stock exchange on which any class of the Company’s Shares are listed for trading;

Designated Stock Exchange Rules means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchanges;

Directors means the directors for the time being of the Company and the expression Director shall be construed accordingly;

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

2

Fully Paid Up means:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth;

General Meeting means a general meeting of the Company duly constituted in accordance with the Articles;

Independent Director means a Director who is an independent director as defined in the Designated Stock Exchange Rules as determined by the Board by Board Resolution;

Member means any person or persons entered on the register of Members from time to time as the holder of a Share;

Memorandum means the memorandum of association of the Company as amended from time to time;

month means a calendar month;

Officer means a person appointed to hold an office in the Company including a Director, alternate Director or liquidator and excluding the Secretary;

Ordinary Resolution means a resolution of a General Meeting passed by a simple majority of the votes by Members who (being entitled to do so) vote in person or by proxy or, in the case of corporation, by their duly authorised representatives, at that meeting. The expression includes a written resolution signed by the requisite majority in accordance with Article 11.14;

Partly Paid Up means:

(a)	in relation to a Share with par value, that the par value for that Share and any premium payable in respect of the issue of that Share, has not been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has not been fully paid or credited as paid in money or money’s worth;

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of the Members;

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;

3

Share means a share in the capital of the Company and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a Share;

all references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require.

Special Resolution means a resolution of a General Meeting or a resolution of a meeting of the holders of any class of Shares in a class meeting duly constituted in accordance with the Articles in each case passed by a majority of not less than two-thirds of the votes by Members who (being entitled to do so) vote in person or by proxy at that meeting. The expression includes a unanimous written resolution signed by all Members entitled to vote at such meeting;

Treasury Shares means Shares held in treasury pursuant to the Act and Article 2.15; and

U.S. Securities Act means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

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(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

1.3	The headings in these Articles are intended for convenience only and shall not affect the interpretation of these Articles.

Exclusion of Table A Articles

1.4	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and these Articles about the redemption and purchase of the Shares, the Directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

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2.2	Without limitation to the preceding Article, the Directors may so deal with the unissued Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form):

(a)	either at a premium or at par; or

(b)	with or without preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise.

2.3	Without limitation to the two preceding Articles,

(a)	the Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the Directors may decide;

(b)	the Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

2.4	The Directors may authorize the division of Shares into any number of Classes and the different Classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by a Special Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. The Directors may issue from time to time, out of the authorized share capital of the Company (other than the authorized but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Members; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a)	the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)	whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of shares;

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(d)	whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Members upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other class or any other series of shares;

(f)	whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)	whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. The Company shall not issue Shares to bearer.

Power to issue fractions of a Share

2.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

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Power to pay commissions and brokerage fees

2.6	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional,

for any Shares. That commission may be satisfied by the payment of cash or the allotment of Fully Paid Up or Partly Paid Up Shares or partly in one way and partly in another.

2.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.8	Except as required by Act:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Security interests

2.9	Notwithstanding the preceding Article, the Company may (but shall not be obliged to) recognise a security interest of which it has actual notice over shares. The Company shall not be treated as having recognised any such security interest unless it has so agreed in writing with the secured party.

Rights of Shares

2.10	Subject to Article 2.1, the Memorandum and any Special Resolution to the contrary and without prejudice to any special rights conferred thereby on the holders of any other Shares or class of Shares, Class A Ordinary Shares and Class B Ordinary Shares shall carry equal rights and rank pari passu with one another in all respects other than as set out below:

(a)	Voting Rights:

(i)	Holders of Class A Ordinary Shares and Class B Ordinary Shares have the right to receive notice of, attend, speak and vote at general meetings of the Company. Holders of shares of Class A Ordinary Shares and Class B Ordinary Shares shall, at all times, vote together as a single class on all matters submitted to a vote for Members’ consent.

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(ii)	Each Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to the vote at general meetings of the Company; whereas, each Class B Ordinary Share shall be entitled to twenty five (25) votes on all matters subject to the vote at general meetings of the Company.

(b)	Transfer:

(i)	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange (if applicable), Class A Ordinary Shares may be transferred in accordance with the Articles and any applicable laws.

(ii)	Class B Ordinary Shares shall under no circumstances be transferrable.

(c)	Dividends and Distribution:

(i)	Dividends may be declared or paid, and other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class A Ordinary Share in accordance with the Article 23.

(ii)	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class B Ordinary Share.

Power to vary class rights

2.11	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding not less than 50% of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

2.12	For the purpose of Article 2.10(b), all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class.

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2.13	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such classes of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

Effect of new Share issue on existing class rights

2.14	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares , or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

No bearer Shares or warrants

2.15	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the Directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to the Company in respect of a Treasury Share.

2.18	The Company shall be entered in the register of Members as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

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2.19	Nothing in Article 2.17 prevents an allotment of Shares as Fully Paid Up bonus shares in respect of a Treasury Share and Shares allotted as Fully Paid Up bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the Directors determine.

Register of Members

2.21	The Directors shall keep or cause to be kept a register of Members as required by the Act and may cause the Company to maintain one or more branch registers as contemplated by the Act, provided that where the Company is maintaining one or more branch registers, the Directors shall ensure that a duplicate of each branch register is kept with the Company’s principal register of Members and updated within such number of days of any amendment having been made to such branch register as may be required by the Act.

2.22	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the register of Members may be maintained in accordance with section 40B of the Act.

Annual Return

2.23	The Directors in each calendar year shall prepare or cause to be prepared an annual return and declaration setting forth the particulars required by the Act and shall deliver a copy thereof to the registrar of companies for the Cayman Islands.

3	Share certificates

Issue of share certificates

3.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. If the Directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the Directors may issue to any Member:

(a)	without payment, one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the Directors may determine for every certificate after the first, several certificates each for one or more of that Member’s Shares.

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3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid Up or Partly Paid Up. A certificate may be executed under seal or executed in such other manner as the Directors determine.

3.3	Every certificate shall bear legends required under the applicable laws, including the U.S. Securities Act.

3.4	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

3.5	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any for issuing a replacement share certificate,

as the Directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid Up or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all monies payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those monies are presently payable.

4.2	At any time the Board may by Board Resolution declare any Share to be wholly or partly exempt from the provisions of this Article.

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Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within fourteen Clear Days after that notice is deemed to be given under these Articles,

and Shares to which this Article 4.3 applies shall be referred to as Lien Default Shares.

4.4	The Lien Default Shares may be sold in such manner as the Board determines by Board Resolution.

4.5	To the maximum extent permitted by law, the Directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

4.6	To give effect to a sale, the Directors may authorise any person to execute an instrument of transfer of the Lien Default Shares sold to, or in accordance with the directions of, the purchaser.

4.7	The title of the transferee of the Lien Default Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.8	On a sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Lien Default Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate (if any) for those Lien Default Shares.

4.9	Notwithstanding the provisions of Article 4.8, such person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Lien Default Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The Board may by Board Resolution waive payment wholly or in part or enforce payment without any allowance for the value of the Lien Default Shares at the time of sale or for any consideration received on their disposal.

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Application of proceeds of sale

4.10	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Lien Default Shares have been sold:

(a)	if no certificate for the Lien Default Shares was issued, at the date of the sale; or

(b)	if a certificate for the Lien Default Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Lien Default Shares before the sale.

5	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the Board may by Board Resolution make calls on the Members in respect of any monies unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

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Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The Directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

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Forfeiture or surrender of Shares

5.12	If the notice given pursuant to Article 5.10 is not complied with, the Directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the Board may by Board Resolution determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board by Board Resolution determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the Directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the Directors may by Board Resolution authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all monies which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those monies before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The Directors, however, may waive payment wholly or in part.

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Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a Director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a Director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

6	Transfer of Shares

Form of Transfer

6.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange, a Member may freely transfer Shares (except Class B Ordinary Shares which shall not be transferrable) to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange (if such Shares are listed on the Designated Stock Exchange) or in any other form approved by the Directors, executed:

(a)	where the Shares (except Class B Ordinary Shares which shall not be transferrable) are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares (except Class B Ordinary Shares which shall not be transferrable) are partly paid, by or on behalf of that Member and the transferee.

6.2	The transferor shall be deemed to remain the holder of a Share (except Class B Ordinary Shares which shall not be transferrable) until the name of the transferee is entered into the Register of Members.

Power to refuse registration for Shares not listed on a Designated Stock Exchange

6.3	Where any class of the Shares in question are not listed on or subject to the rules of any Designated Stock Exchange, registration of any transfer of shares must be approved by the Directors by Board Resolution, and the Directors may in their absolute discretion decline to register any transfer of such Shares which are not Fully Paid Up or on which the Company has a lien. The Directors may also, but are not required to, decline to register any transfer of any such Share unless:

(a)	the instrument of transfer is lodged with the Company, accompanied by the certificate (if any) for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

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(b)	the instrument of transfer is in respect of only one class of Shares;

(c)	the instrument of transfer is properly stamped, if required;

(d)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four;

(e)	the Shares transferred are Fully Paid Up and free of any lien in favour of the Company; and

(f)	any applicable fee of such maximum sum as the Designated Stock Exchanges may determine to be payable, or such lesser sum as the Board may from time to time require, related to the transfer is paid to the Company.

Suspension of transfers

6.4	The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and the register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the register of Members closed for more than 30 days in any year.

Company may retain instrument of transfer

6.5	All instruments of transfer that are registered shall be retained by the Company.

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Notice of refusal to register

6.6	If the Directors refuse to register a transfer of any Shares of any class not listed on a Designated Stock Exchange, they shall within one month after the date on which the instrument of transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

7	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

7.4	That person must produce such evidence of his entitlement as the Directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid Up, the transferor must execute an instrument of transfer; and

(b)	if the Share is nil or Partly Paid Up, the transferor and the transferee must execute an instrument of transfer.

7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

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Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the Directors against any loss or damage suffered by the Company or the Directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares.

8	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

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Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the Directors may on behalf of those Members deal with the fractions as it thinks fit, including (without limitation):

(a)	either round up or down the fraction to the nearest whole number, such rounding to be determined by the Directors acting in their sole discretion; or

(b)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(c)	distribute the net proceeds in due proportion among those Members.

8.3	For the purposes of Article 8.2, the Directors may authorise some person to execute an instrument of transfer of the Shares to, in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

8.4	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9	Conversion, redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its Directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its Directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the Directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the Directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

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Power to pay for redemption or purchase in cash or in specie

9.2	When making a payment in respect of the redemption or purchase of Shares, the Directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.3	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Share, as the Directors may determine.

9.4	For the purpose of Article 9.3, the date of redemption or purchase is the date when the Member’s name is removed from the register of Members with respect to the Shares the subject of the redemption or purchase.

No conversion rights

9.5	Class A Ordinary Shares shall not be convertible into Class B Ordinary Shares.

9.6	Class B Ordinary Shares shall not be convertible into Class A Ordinary Shares.

10	Meetings of Members

Annual and extraordinary general meetings

10.1	The Company may, but shall not (unless required by the applicable Designated Stock Exchange Rules) be obligated to, in each year hold a general meeting as an annual general meeting, which, if held, shall be convened by the chairman of the Board, or the Directors by Board Resolution, in accordance with these Articles.

10.2	All general meetings other than annual general meetings shall be called extraordinary general meetings.

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Power to call meetings

10.3	The chairman of the Board, or the Directors may by Board Resolution, call a general meeting at any time.

10.4	If there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, the Directors must call a general meeting for the purpose of appointing additional Directors.

10.5	The Directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.6	Any one or more Members holding not less than one-third of all votes attaching to the total issued and paid up share capital of the Company at the date of deposit of the requisition shall at all times have the right, by written requisition to the Board or the Secretary, to require an extraordinary general meeting to be called by the Board for the transaction of any business specified in such requisition; and such meeting shall be held within two (2) months after the deposit of such requisition. If within twenty one (21) days of such deposit the Board fails to proceed to convene such meeting the requisitionist(s) himself (themselves) may do so in the same manner, and all reasonable expenses incurred by the requisitionist(s) as a result of the failure of the Board shall be reimbursed to the requisitionist(s) by the Company.

10.7	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)	be delivered in accordance with the notice provisions.

10.8	Without limitation to the foregoing, if there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, any one or more Members who together hold at least five per cent of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional Directors.

10.9	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.10	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

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(b)	whether the meeting will be held virtually, at a physical place or both;

(c)	if the meeting is to be held in any part at a physical place, the address of such place;

(d)	if the meeting is to be held in two or more places, or in any part virtually, the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilise such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(e)	subject to paragraph (f) and the requirements of (to the extent applicable) the Designated Stock Exchange Rules, the general nature of the business to be transacted; and

(f)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.11	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

10.12	At least seven Clear Days’ notice of an annual general meeting must be given to Members. For any other general meeting, at least five Clear Days’ notice must be given to Members.

10.13	Subject to the Act, a meeting may be convened on shorter notice, subject to the Act with the consent of the Member or Members who, individually or collectively, hold at least ninety per cent of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.14	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member;

(c)	the Directors; and

(d)	the Auditors (if appointed).

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10.15	The Board may by Board Resolution determine that the Members entitled to receive notice of, attend and vote at a meeting are those persons entered on the register of Members at the close of business on a day determined by the Board.

Accidental omission to give notice or non-receipt of notice

10.16	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.17	In addition, where a notice of meeting is published on a website proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy at the meeting. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: one or more Members holding Shares that represent not less than one-third of the outstanding Shares carrying the right to vote at such general meeting.

Lack of quorum

11.2	If a quorum is not present at the meeting within fifteen minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Directors. If a quorum is not present at the meeting within fifteen minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy at the meeting shall constitute a quorum.

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Chairman

11.3	The chairman of a general meeting (including a Virtual Meeting) shall be the chairman of the Board appointed by Board Resolution, or such other Director as the Directors have nominated to chair Board meetings in the absence of the chairman of the Board. Absent any such person being present at the meeting within fifteen minutes of the time appointed for the meeting, the Directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

11.4	If no Director is present within fifteen minutes of the time appointed for the meeting, or if no Director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a Director to attend and speak

11.5	Even if a Director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.

Accommodation of Members at Virtual Meeting

11.6	A Member entitled to receive notice and attend a meeting will be deemed to be in attendance at such meeting despite their attendance being virtual if adequate facilities are available to ensure that the Member is able to:

(a)	to participate in the business for which the meeting has been convened; and

(b)	to hear all that happens at the meeting.

Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting.

Security

11.7	In addition to any measures which the Board may be required to take due to the location or venue of the meeting, the Board may make any arrangement and impose any restriction it considers appropriate and reasonable in the circumstances to ensure the security of a meeting including, without limitation, the searching of any person attending the meeting and the imposing of restrictions on the items of personal property that may be taken into the meeting place. The Board may refuse entry to, or eject from, a meeting a person who refuses to comply with any such arrangements or restrictions.

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Adjournment, postponement and cancellation

11.8	A meeting may be:

(a)	postponed or cancelled prior to the meeting at the discretion of the Directors by written notice provided to all persons entitled to attend the meeting, unless the meeting was requisitioned by Members or otherwise called by Members pursuant to Article 10; or

(b)	adjourned, with or without an appointed date for resumption, at any time during the meeting at the discretion of the chairman with the consent of the Members constituting a quorum.

The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

11.9	Should a meeting be adjourned for more than 7 Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least 7 Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.10	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

11.11	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held as a Virtual Meeting or in more than one place, the chairman may appoint scrutineers virtually and in more than one place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

No casting vote

11.12	In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

Written resolutions

11.13	Without limitation to section 60(1) of the Act, Members may pass a Special Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are given notice of the resolution as if the same were being proposed at a meeting of Members;

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(b)	all Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed when all such Members have so signified their agreement to the resolution.

11.14	Members may pass an Ordinary Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are:

(i)	given notice of the resolution as if the same were being proposed at a meeting of Members; and

(ii)	notified in the same or an accompanying notice of the date by which the resolution must be passed if it is not to lapse, being a period of 7 days beginning with the date that the notice is first given;

(b)	the required majority of the Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed upon the later of these dates: (i) subject to the following Article, the date next immediately following the end of the period of 5 days beginning with the date that notice of the resolution is first given and (ii) the date when the required majority have so signified their agreement to the resolution. However, the proposed written resolution lapses if it is not passed before the end of the period of 7 days beginning with the date that notice of it is first given.

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11.15	If all Members entitled to be given notice of the Ordinary Resolution consent, a written resolution may be passed as soon as the required majority have signified their agreement to the resolution, without any minimum period of time having first elapsed. Save that the consent of the majority may be incorporated in the written resolution, each consent shall be in writing or given by Electronic Record and shall otherwise be given to the Company in accordance with Article 28 (Notices) prior to the written resolution taking effect.

11.16	The Directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

11.17	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

Sole-Member Company

11.18	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

12	Voting rights of Members

Right to vote

12.1	Subject to the following, unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

12.2	Members may vote in person or by proxy.

12.3	On a poll, each Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to vote at general meetings of the Company, and each Class B Ordinary Share shall be entitled to twenty five (25) votes on all matters subject to vote at general meetings of the Company. A fraction of a Class A Ordinary Share shall entitle its holder to an equivalent fraction of one (1) vote, and a fraction of a Class B Ordinary Share shall entitle its holder to an equivalent fraction of twenty five (25) votes.

12.4	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.5	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of Members shall be accepted to the exclusion of the votes of the other joint holder.

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Representation of corporate Members

12.6	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.7	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

12.8	The authorisation may be for any period of time, and must be delivered to the Company before the commencement of the meeting at which it is first used.

12.9	The Directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.10	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.11	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the Directors of the Company had actual notice of the revocation.

Member with mental disorder

12.12	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

12.13	For the purpose of the preceding Article, evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.14	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

12.15	An instrument appointing a proxy shall be in any common form or in any other form approved by the Directors.

12.16	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the Directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.17	The Directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.18	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with Article 12.16.

12.19	No revocation by a Member of the appointment of a proxy made in accordance with Article 12.18 will affect the validity of any acts carried out by the relevant proxy before the Directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

12.20	Subject to the following Articles, the Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the Directors) must be delivered so that it is received by the Company before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

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(ii)	to such other place within the Cayman Islands specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

(c)	Notwithstanding Article 12.20(a) and Article 12.20(b), the chairman of the Company may, in any event at his discretion, direct that an instrument of proxy shall be deemed to have been duly deposited.

12.21	If the form of appointment of proxy is not delivered on time, it is invalid.

12.22	When two or more valid but differing appointments of proxy are delivered or received in respect of the same Share for use at the same meeting and in respect of the same matter, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that Share. lf the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that Share.

12.23	The Board may at the expense of the Company send forms of appointment of proxy to the Members by post (that is to say, pre-paying and posting a letter), or by Electronic communication or otherwise (with or without provision for their return by pre-paid post) for use at any general meeting or at any separate meeting of the holders of any class of Shares, either blank or nominating as proxy in the alternative any one or more of the Directors or any other person. lf for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the Members entitled to be sent notice of the meeting and to vote at it. The accidental omission to send such a form of appointment or to give such an invitation to, or the non-receipt of such form of appointment by, any Member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting

Voting by proxy

12.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

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12.25	The instrument appointing a proxy to vote at a meeting shall not confer any further right to speak at the meeting, except with the permission of the chairman of the meeting.

13	Number of Directors

13.1	There shall be a Board consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors. Unless fixed by Ordinary Resolution, the maximum number of Directors shall be unlimited.

14	Appointment, disqualification and removal of Directors

First Directors

14.1	The first Directors shall be appointed in writing by the subscriber or subscribers to the Memorandum, or a majority of them.

No age limit

14.2	There is no age limit for Directors save that they must be at least eighteen years of age.

Corporate Directors

14.3	Unless prohibited by law, a body corporate may be a Director. If a body corporate is a Director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about Directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for Directors is fixed by Ordinary Resolution, no Director shall be required to own Shares as a condition of his appointment.

Appointment of Directors

14.5	A Director may be appointed by Ordinary Resolution or by the Directors. Any appointment may be to fill a vacancy or as an additional Director.

14.6	A remaining Director may appoint a Director even though there is not a quorum of Directors.

14.7	No appointment can cause the number of Directors to exceed the maximum (if one is set); and any such appointment shall be invalid.

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14.8	For so long as Shares are listed on a Designated Stock Exchange, the Directors shall include at least such number of Independent Directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require as determined by the Board by Board Resolution.

Board’s power to appoint Directors

14.9	Without prejudice to the Company’s power to appoint a person to be a Director pursuant to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board, subject to the total number of Directors not exceeding any maximum number fixed by or in accordance with these Articles.

14.10	An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Members or re-appointment by the Board.

Removal of Directors

14.11	A Director may be removed by Board Resolution.

Resignation of Directors

14.12	A Director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.13	Unless the notice specifies a different date, the Director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of Director

14.14	A Director may retire from office as a Director by giving notice in writing to that effect to the Company at the registered office, which notice shall be effective upon such date as may be specified in the notice, failing which upon delivery to the registered office.

14.15	Without prejudice to the provisions in these Articles for retirement (by rotation or otherwise), a Director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a Director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	he resigns his office by notice to the Company; or

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(d)	he only held office as a Director for a fixed term and such term expires; or

(e)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a Director; or

(f)	he is given notice by the majority of the other Directors (not being less than two in number) to vacate office (without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such Director); or

(g)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(h)	without the consent of the other Directors, he is absent from meetings of Directors for a continuous period of six months.

15	Alternate Directors

Appointment and removal

15.1	Any Director may appoint any other person, including another Director, to act in his place as an alternate Director. No appointment shall take effect until the Director has given notice of the appointment to the Board.

15.2	A Director may revoke his appointment of an alternate at any time. No revocation shall take effect until the Director has given notice of the revocation to the Board.

15.3	A notice of appointment or removal of an alternate Director shall be effective only if given to the Company by one or more of the following methods:

(a)	by notice in writing in accordance with the notice provisions contained in these Articles;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

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(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.4	All notices of meetings of Directors shall continue to be given to the appointing Director and not to the alternate.

Rights of alternate Director

15.5	An alternate Director shall be entitled to attend and vote at any Board meeting or meeting of a committee of the Directors at which the appointing Director is not personally present, and generally to perform all the functions of the appointing Director in his absence. An alternate Director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate Director.

Appointment ceases when the appointor ceases to be a Director

15.6	An alternate Director shall cease to be an alternate Director if:

(a)	the Director who appointed him ceases to be a Director; or

(b)	the Director who appointed him revokes his appointment by notice delivered to the Board or to the registered office of the Company or in any other manner approved by the Board; or

(c)	in any event happens in relation to him which, if he were a Director of the Company, would cause his office as Director to be vacated.

Status of alternate Director

15.7	An alternate Director shall carry out all functions of the Director who made the appointment.

15.8	Save where otherwise expressed, an alternate Director shall be treated as a Director under these Articles.

15.9	An alternate Director is not the agent of the Director appointing him.

15.10	An alternate Director is not entitled to any remuneration for acting as alternate Director.

Status of the Director making the appointment

15.11	A Director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

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16	Powers of Directors

Powers of Directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles the business of the Company shall be managed by the Directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the Directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may, by Special Resolution, validate any prior or future act of the Directors which would otherwise be in breach of their duties.

Directors below the minimum number

16.3	If the number of Directors is less than the minimum prescribed in accordance with these Articles, the remaining Director or Directors shall act only for the purposes of appointing an additional Director or Directors to make up such minimum or of convening a general meeting of the Company for the purpose of making such appointment. lf there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless he is re-elected during such meeting.

Appointments to office

16.4	The Directors may by Board Resolution appoint a Director:

(a)	as chairman of the Board;

(b)	as managing Director;

(c)	to any other executive office,

for such period, and on such terms, including as to remuneration as they think fit.

16.5	The appointee must consent in writing to holding that office.

16.6	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of Directors.

16.7	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the Directors may nominate one of their number to act in place of the chairman should he ever not be available.

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16.8	Subject to the provisions of the Act, the Directors may also appoint and remove any person, who need not be a Director:

(a)	as Secretary; and

(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the Directors decide.

16.9	The Secretary or Officer must consent in writing to holding that office.

16.10	A Director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Provisions for employees

16.11	The Board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings (or any member of his family or any person who is dependent on him) in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiary undertakings.

Exercise of voting rights

16.12	The Board may exercise the voting power conferred by the Shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including, without limitation, the exercise of that power in favour of any resolution appointing any Director as a Director of such body corporate, or voting or providing for the payment of remuneration to the Directors of such body corporate).

Remuneration

16.13	Every Director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as Director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at Directors’ meetings.

16.14	Until otherwise determined by the Company by Ordinary Resolution, the Directors (other than alternate Directors) shall be entitled to such remuneration by way of fees for their services in the office of Director as the Directors may determine.

16.15	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the Director or to any other person connected to or related to him.

16.16	Unless his fellow Directors determine otherwise, a Director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

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Disclosure of information

16.17	Subject to compliance with applicable laws, including the applicable federal securities laws of the United States, the Directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of Members relating to a Member, (and they may authorise any Director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the Designated Stock Exchange Rules; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the Directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17	Delegation of powers

Power to delegate any of the Directors’ powers to a committee

17.1	The Directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-Directors so long as the majority of those persons are Directors. For so long as Shares are listed on a Designated Stock Exchange, any such committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

17.2	The delegation may be collateral with, or to the exclusion of, the Directors’ own powers.

17.3	The delegation may be on such terms as the Directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the Directors at will.

17.4	Unless otherwise permitted by the Directors, a committee must follow the procedures prescribed for the taking of decisions by Directors.

17.5	For so long as Shares are listed on a Designated Stock Exchange, the Board shall by Board Resolution establish an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in these Articles. Each of the audit committee, compensation committee and nominating and corporate governance committee shall consist of at least three Directors (or such larger minimum number as may be required from time to time by the Designated Stock Exchange Rules). The majority of the committee members on each of the compensation committee and nominating and corporate governance committee shall be Independent Directors. The audit committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

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Local boards

17.6	The Board may by Board Resolution establish any local or divisional board or agency for managing any of the affairs of the Company whether in the Cayman Islands or elsewhere and may appoint any persons to be members of a local or divisional Board, or to be managers or agents, and may fix their remuneration.

17.7	The Board may by Board Resolution delegate to any local or divisional board, manager or agent any of its powers and authorities (with power to sub-delegate) and may authorise the members of any local or divisional board or any of them to fill any vacancies and to act notwithstanding vacancies.

17.8	Any appointment or delegation under Article 17.6 and Article 17.7 may be made on such terms and subject to such conditions as the Board thinks fit and the Board may by Board Resolution remove any person so appointed, and may revoke or vary any delegation.

Power to appoint an agent of the Company

17.9	The Directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The Directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

17.10	The Directors may appoint any person, whether nominated directly or indirectly by the Directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the Directors under these Articles. The Directors may do so by power of attorney or any other manner they think fit.

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17.11	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the Directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

17.12	The Board may by Board Resolution remove any person appointed under Article 17.10 and may revoke or vary the delegation.

Borrowing Powers

17.13	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets both present and future and uncalled capital, or any part thereof, and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or its parent undertaking (if any) or any subsidiary undertaking of the Company or of any third party.

Corporate Governance

17.14	The Board may by Board Resolution, from time to time, and except as required by applicable law or the Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Board on various corporate governance related matters as the Board shall determine by Board Resolution from time to time.

18	Meetings of Directors

Regulation of Directors’ meetings

18.1	Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any Director may call a meeting of Directors at any time. The Secretary must call a meeting of the Directors if requested to do so by a Director.

Notice of meetings

18.3	Notice of a Board meeting may be given to a Director personally or by word of mouth or given in writing or by Electronic communications at such address as he may from time to time specify for this purpose (or, if he does not specify an address, at his last known address). A Director may waive his right to receive notice of any meeting either prospectively or retrospectively.

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Use of technology

18.4	A Director may participate in a meeting of Directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.5	A Director participating in this way is deemed to be present in person at the meeting.

Quorum

18.6	The quorum for the transaction of business at a meeting of Directors shall be one unless the Directors fix some other number.

Chairman or deputy to preside

18.7	The Board may by Board Resolution appoint a chairman and one or more deputy chairman or chairmen and may at any time revoke any such appointment.

18.8	The chairman, or failing him any deputy chairman (the longest in office taking precedence if more than one is present), shall preside at all Board meetings. If no chairman or deputy chairman has been appointed, or if he is not present within five minutes after the time fixed for holding the meeting, or is unwilling to act as chairman of the meeting, the Directors present shall choose one of their number to act as chairman of the meeting.

Voting

18.9	A question which arises at a Board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Recording of dissent

18.10	A Director present at a meeting of Directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A Director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

18.11	The Directors may pass a resolution in writing without holding a meeting if all Directors sign a document or sign several documents in the like form each signed by one or more of those Directors.

18.12	A written resolution signed by a validly appointed alternate Director need not also be signed by the appointing Director.

18.13	A written resolution signed personally by the appointing Director need not also be signed by his alternate.

18.14	A resolution in writing passed pursuant to Article 18.11, Article 18.12 and/or Article 18.13 shall be as effective as if it had been passed at a meeting of the Directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last Director signs (and for the avoidance of doubt, such day may or may not be a Business Day).

Validity of acts of Directors in spite of formal defect

18.15	All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director or an alternate Director, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director or member of the committee, or that any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified and had continued to be a Director or alternate Director and had been entitled to vote.

19	Permissible Directors’ interests and disclosure

19.1	A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein provided the Director discloses to his fellow directors the nature and extent of any material interests in respect of any contract or transaction or proposed contract or transaction and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

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20	Minutes

20.1	The Company shall cause minutes to be made in books of:

(a)	all appointments of Officers and committees made by the Board and of any such Officer’s remuneration; and

(b)	the names of Directors present at every meeting of the Directors, a committee of the Board, the Company or the holders of any class of shares or debentures, and all orders, resolutions and proceedings of such meetings.

20.2	Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

21	Accounts and audit

21.1	The Directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

21.2	The books of account shall be kept at the registered office of the Company and shall always be open to inspection by the Directors. No Member (other than a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Act or as authorised by the Directors or by Ordinary Resolution.

Financial year

21.3	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31 March in each year and begin on 1 April in each year.

Auditors

21.4	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

21.5	At any general meeting convened and held at any time in accordance with these Articles, the Members may, by Ordinary Resolution, remove the Auditor before the expiration of his term of office. If they do so, the Members shall, by Ordinary Resolution, at that meeting appoint another Auditor in his stead for the remainder of his term.

21.6	The Auditors shall examine such books, accounts and vouchers; as may be necessary for the performance of their duties.

21.7	The Auditors shall, if so requested by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Company.

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22	Record dates

22.1	Except to the extent of any conflicting rights attached to Shares, the resolution declaring a dividend on Shares of any class, whether it be an Ordinary Resolution of the Members or a Board Resolution, may specify that the dividend is payable or distributable to the persons registered as the holders of those Shares at the close of business on a particular date, notwithstanding that the date may be a date prior to that on which the resolution is passed.

22.2	If the resolution does so specify, the dividend shall be payable or distributable to the persons registered as the holders of those Shares at the close of business on the specified date in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of the dividend of transferors and transferees of any of those Shares.

22.3	The provisions of this Article apply, mutatis mutandis, to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.

23	Dividends

Source of dividends

23.1	Dividends may be declared and paid out of any funds of the Company lawfully available for distribution.

23.2	Subject to the requirements of the Act regarding the application of a company’s Share premium account and with the sanction of an Ordinary Resolution, dividends may also be declared and paid out of any share premium account.

Declaration of dividends by Members

23.3	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the Directors.

23.4	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to a holder of a Class B Ordinary Share.

Payment of interim dividends and declaration of final dividends by Directors

23.5	Subject to Article 23.4, the Directors may by Board Resolution declare and pay interim dividends or recommend final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

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23.6	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the Directors in the dividend Board Resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the Directors in the dividend Board Resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the Board Resolution.

If the Board Resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

23.7	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the Directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The Directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the Directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

23.8	Except as otherwise provided by the rights attached to Shares all dividends shall be declared and paid according to the amounts Paid Up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount Paid Up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

23.9	The Directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

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Power to pay other than in cash

23.10	If the Directors so determine, any Board Resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the Directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

23.11	Subject to Article 23.4, a dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

23.12	For the purposes of Article 23.11(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purposes of Article 23.11(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

23.13	Subject to Article 23.4, if two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

23.14	Subject to Article 23.4, any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

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Dividends or other monies not to bear interest in absence of special rights

23.15	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

23.16	Subject to Article 23.4, if a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the Directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

23.17	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

24	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve;

24.1	The Directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

24.2	Subject to Article 23.4, the amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Up Shares, debentures or other securities of the Company to that Member or as that Member directs. The Directors may resolve that any Shares issued to the Member in respect of Partly Paid Up Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain Partly Paid Up.

Applying an amount for the benefit of Members

24.3	Subject to Article 23.4, the amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

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24.4	Subject to the Act, if a fraction of a Share, a debenture or other security is allocated to a Member, the Directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

25	Share Premium Account

Directors to maintain share premium account

25.1	The Directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

25.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

25.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the Directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

26	Seal

Company seal

26.1	The Company may have a seal if the Directors so determine by Board Resolution.

Duplicate seal

26.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the Directors so determine by Board Resolution, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

26.3	A seal may only be used by the authority of the Directors. Unless the Directors otherwise determine by Board Resolution, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a Director (or his alternate) and the Secretary; or

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(b)	by a single Director (or his alternate).

If no seal is adopted or used

26.4	If the Directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a Director (or his alternate) and the Secretary; or

(b)	by a single Director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

26.5	The Directors may determine by Board Resolution that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

26.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the Director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

27	Indemnity

27.1	To the extent permitted by law, the Company shall indemnify each existing or former Director (including alternate Director), Secretary and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Director (including alternate Director), Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Director’s (including alternate Director’s), Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Director (including alternate Director), Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

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No such existing or former Director (including alternate Director), Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty.

27.2	To the extent permitted by Act, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Director (including alternate Director), Secretary or Officer of the Company in respect of any matter identified in Article 27.1 on condition that the Director (including alternate Director), Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Director (including alternate Director), Secretary or that Officer for those legal costs.

Release

27.3	To the extent permitted by Act, the Company may by Special Resolution release any existing or former Director (including alternate Director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

Insurance

27.4	To the extent permitted by Act, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the Directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former Director (including alternate Director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

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28	Notices

Form of notices

28.1	Save where these Articles provide otherwise, and subject to the Designated Stock Exchange Rules, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

28.2	A notice may only be given to the Company in an Electronic Record if:

(a)	the Directors so resolve or otherwise accept the notice; or

(b)	any Director or Officer provides the giver of the notice an electronic address to which the notice may be sent and a notice is sent to that address within a reasonable period of time.

28.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has provided the giver of an Electronic address to which notice may be sent.

28.4	Subject to the Act, the Designated Stock Exchange Rules and to any other rules which the Company is bound to follow, the Company may also send any notice or other document pursuant to these Articles to a Member by publishing that notice or other document on a website where:

(a)	the Company and the Member have agreed to his having access to the notice or document on a website (instead of it being sent to him);

(b)	the notice or document is one to which that agreement applies;

(c)	the Member is notified (in accordance with any requirements laid down by the Act and, in a manner for the time being agreed between him and the Company for the purpose) of:

(i)	the publication of the notice or document on a website;

(ii)	the address of that website; and

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(iii)	the place on that website where the notice or document may be accessed, and how it may be accessed; and

(d)	the notice or document is published on that website throughout the publication period, provided that, if the notice or document is published on that website for a part, but not all of, the publication period, the notice or document shall be treated as being published throughout that period if the failure to publish that notice of document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid. For the purposes of this Article 28.4 “publication period” means a period of not less than seven days, beginning on the day on which the notification referred to in Article 28.4(c) is deemed sent.

Persons entitled to notices

28.5	Any notice or other document to be given to a Member may be given by reference to the register of Members as it stands at any time within the period of seven days before the day that the notice is given or (where and as applicable) within any other period permitted by, or in accordance with the requirements of, (to the extent applicable) the Designated Stock Exchange Rules and/or the Designated Stock Exchanges. No change in the register of Members after that time shall invalidate the giving of such notice or document or require the Company to give such item to any other person.

Persons authorised to give notices

28.6	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a Director or company secretary of the Company or a Member.

Delivery of written notices

28.7	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or Director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

28.8	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of Members.

Signatures

28.9	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

28.10	An Electronic Record may be signed by an Electronic Signature.

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Evidence of transmission

28.11	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

28.12	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

28.13	A Member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares shall be deemed to have received due notice of the meeting and, where requisite, of the purposes for which it was called.

Giving notice to a deceased or bankrupt Member

28.14	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

28.15	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

28.16	A notice is given on the date identified in the following table

Method for giving notices	When taken to be given
(A) Personally	At the time and date of delivery
(B) By leaving it at the Member’s registered address	At the time and date it was left
(C) By posting it by prepaid post to the street or postal address of that recipient	48 hours after the date it was posted
(D) By Electronic Record (other than publication on a website), to recipient’s Electronic address	48 hours after the date it was sent
(E) By publication on a website	24 hours after the date on which the Member is deemed to have been notified of the publication of the notice or document on the website

Saving provision

28.17	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of Directors and written resolutions of Members.

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29	Authentication of Electronic Records

Application of Articles

29.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a Director or other Officer of the Company, shall be deemed to be authentic if either Article 29.2 or Article 29.4 applies.

Authentication of documents sent by Members by Electronic means

29.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

29.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 28.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

29.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

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This Article 29.4 applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

29.5	For example, where a sole Director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that Director unless Article 29.7 applies.

Manner of signing

29.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

29.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

30	Transfer by way of continuation

30.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

30.2	To give effect to any resolution made pursuant to the preceding Article, the Directors may cause the following:

(a)	an application be made to the Registrar of Companies of the Cayman Islands to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

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(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

31	Winding up

Distribution of assets in specie

31.1	If the Company is wound up the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the holders of the Class A Ordinary Shares the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as among the holders of the Class A Ordinary Shares; and/or

(b)	to vest the whole or any part of the assets in trustees for the benefit of the holders of the Class A Ordinary Shares and those liable to contribute to the winding up.

31.2	No distribution (whether in cash or otherwise) of the Company’s assets on a winding up may be made to a holder of a Class B Ordinary Share.

No obligation to accept liability

31.3	No Member shall be compelled to accept any assets if an obligation attaches to them.

31.4	The Directors are authorised to present a winding up petition

31.5	The Directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

32	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

32.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

32.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

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OFA GROUP

609 Deep Valley Drive, Suite 200

Rolling Hills, CA 90274

ANNUAL MEETING

[  ], 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING TO BE HELD ON

[  ], 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [  ], 2026, in connection with the annual meeting to be held at 2:00 p.m. PST, on [                  ], 2026, virtually, at http://www.virtualshareholdermeeting.com/OFA2026, and hereby appoints Larry Wong the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of OFA Group (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the annual meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 1), “FOR” THE AUDITOR RATIFICATION PROPOSAL (PROPOSAL 2), “FOR” THE THIRD M&AA RATIFICATION PROPOSAL (PROPOSAL 3), “FOR” THE UNDESIGNATED SHARE CONSOLIDATION PROPOSAL (PROPOSAL 4), “FOR” THE AUTHORIZED SHARE CAPITAL PROPOSAL (PROPOSAL 5), “FOR” THE FOURTH M&AA PROPOSAL (PROPOSAL 6), “FOR” THE SHARE CONSOLIDATION PROPOSAL (PROPOSAL 7), “FOR” THE A&R M&AA PROPOSAL (PROPOSAL 8), “FOR” THE ELOC PROPOSAL (PROPOSAL 9), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 10), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on [  ], 2026: This notice of meeting and the accompany proxy statement are available at http://www.virtualshareholdermeeting.com/OFA2026.

Proposal 1 — Director Election Proposal	FOR	WITHHELD
To approve, as ordinary resolutions, the re-election of each of Larry Wong, Keith Chong, John Chiang, Andrew Scott, Yan Xu, and Erwin Baquiran Pineda (the “Director Nominees”) to serve as a director on the Company’s board of directors (the “Board”) for a term that expires at the next annual general meeting of the Company.
Larry Wong	☐	☐
Keith Chong	☐	☐
John Chiang	☐	☐
Andrew Scott	☐	☐
Yan Xu	☐	☐
Erwin Baquiran Pineda	☐	☐

Proposal 2 —Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
To approve and ratify, as an ordinary resolution, the appointment of M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.	☐	☐	☐

Proposal 3 — Third M&AA Ratification Proposal	FOR	AGAINST	ABSTAIN
To approve and ratify, as a special resolution, the form of Third Amended and Restated Memorandum and Articles of Association filed with the Registrar of Companies of the Cayman Islands as the memorandum and articles of association of the Company in connection with the 10-for-1 consolidation of the Company’s Class A ordinary shares approved by the Company’s shareholders at the extraordinary general meeting held on May 21, 2026.	☐	☐	☐

Proposal 4 — Undesignated Share Consolidation Proposal	FOR	AGAINST	ABSTAIN
To approve, as an ordinary resolution, a proposal to immediately effect a share consolidation of all of the Company’s authorized but undesignated and unissued shares, par value US$0.001 each, of such class or classes (however designated) as the board of directors may determine in accordance with Article 2 of the Articles of Association of the Company (the “Undesignated Shares”) at a ratio of 10-for-1 (the “Undesignated Share Consolidation Proposal”).	☐	☐	☐

Proposal 5 — Authorized Share Capital Proposal	FOR	AGAINST	ABSTAIN
To approve, as an ordinary resolution, subject to and immediately following the Undesignated Share Consolidation being effected, a proposal authorizing an increase of the authorized share capital of the Company.	☐	☐	☐

Proposal 6 — Fourth MA&A Proposal	FOR	AGAINST	ABSTAIN
To approve, as a special resolution, subject to and immediately following the Authorized Share Capital Increase being effected, the adoption by the Company of amended and restated memorandum and articles of association to reflect the Undesignated Share Consolidation and the Authorized Share Capital Increase.	☐	☐	☐

Proposal 7 —Share Consolidation Proposal	FOR	AGAINST	ABSTAIN
To approve, as an ordinary resolution, subject to the approval of the Undesignated Share Consolidation Proposal and the Authorized Share Capital Proposal, a proposal to allow the Board to effect one or more share consolidations of the Company’s authorized, issued and outstanding Class A ordinary shares of a par value of US$0.01 each and Class B ordinary shares of a par value of US$0.001 each, and the Company’s authorized but undesignated and unissued shares, par value US$0.001 each, at any one time or multiple times during the period between the date of the Annual Meeting and the date of the Company’s next annual general meeting, at the exact consolidation ratio and effective time as the Board may determine in its sole discretion, provided always that the accumulated consolidation ratio for all such share consolidation(s) (together, “Share Consolidations”, and each a “Share Consolidation”) shall not be less than 2-for-1 nor greater than 25-for-1, and to authorize the Board to implement each Share Consolidation at its discretion.	☐	☐	☐

Proposal 8 — A&R M&AA Proposal	FOR	AGAINST	ABSTAIN
To approve, as a special resolution, the adoption of amended and restated memorandum and articles of association to reflect the Share Consolidation(s).	☐	☐	☐

Proposal 9 — ELOC Proposal	FOR	AGAINST	ABSTAIN
To approve, as an ordinary resolution, that in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A ordinary shares pursuant to the purchase agreement, dated July 14, 2025, (the “ELOC Purchase Agreement”) with Atsion Opportunity Fund LLC – Series 1 (“Atsion”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Company has the right, but not the obligation, to sell to Atsion up to $100,000,000 of its Class A ordinary shares from time to time over the 36-month term of the ELOC Purchase Agreement.	☐	☐	☐

Proposal 10 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
To approve, as an ordinary resolution, the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals.	☐	☐	☐

Dated: ________________________, 2026

Shareholder’s Name

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CLEARTRUST, LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1 – 9, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 10, IF SUCH PROPOSAL IS PRESENTED AT THE MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.